UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2017

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2017

VP Balanced Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVBIX	13.91%	8.90%	6.35%	—	5/1/91
S&P 500 Index	—	21.83%	15.78%	8.49%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	3.54%	2.10%	4.00%	—	—
Blended Index	—	14.21%	10.25%	6.98%	—	—
Class II	AVBTX	13.63%	—	—	10.97%	5/2/16
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2017
Class I — $18,526

S&P 500 Index — $22,603

Bloomberg Barclays U.S. Aggregate Bond Index — $14,811

Blended Index — $19,642

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.91%	1.16%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Claudia Musat and Steven Rossi
Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, and Brian Howell

Performance Summary

VP Balanced returned 13.91%* for the year ended December 31, 2017. By comparison a blended index consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index returned 14.21%.

Industrials Stocks Led Equity Gains

Investments in the industrials sector drove outperformance, led by stock selection in the industrial conglomerates, building products, and aerospace & defense industries. Positioning added to returns in the machinery industry, where we were overweight. Among leading individual contributions were our underweight in General Electric—a position we eliminated during the period—and overweights in Boeing and Owens Corning. GE’s earnings deteriorated, and its worsening growth and sentiment readings among our factor metrics reflected the conglomerate’s troubles. Aerospace & defense industry giant Boeing benefited from continued strong orders for new aircraft, driving cash flow and earnings growth. It scored well on growth, quality, and valuation. Owens Corning had an outstanding year with high earnings growth, benefiting from a strong U.S. housing market. Owens Corning had high readings in quality, valuation, and sentiment.

The fund also benefited from an underweight to the telecommunication services sector, which had a negative absolute return and was the poorest-performing segment of the S&P 500 Index for the year. In real estate, good stock selection and an underweight to a relatively weak sector helped relative returns. An overweight to individual contributor microchip maker Applied Materials added to performance. The stock soared, driven by booming growth in sales of semiconductor chips. Strong industry growth led to a substantial increase in demand for its products and its stock price almost doubled. The stock scores well across almost all of the metrics we track. Another information technology holding, Adobe Systems, also performed extremely well as a market leader in the high-growth digital media space on strong fundamentals and successful product lines. The stock rated highly on quality with healthy growth and strongly positive sentiment.

Consumer Staples Among Detractors

Stock selection in consumer staples, financials, and energy detracted most from performance. Within consumer staples, the food and staples retailing and household products industries were the biggest detractors. An overweight to CVS Health hurt returns. The retail pharmacy giant reported declining profits and margins, which caused its stock price to sag. However, its acquisition of health insurer Aetna, announced in December, led the stock to recover much of its earlier underperformance. Aetna is expected to diversify CVS’ business lines and position it well for the future. Despite its comparatively low growth reading, CVS had high quality and valuation scores along with improving sentiment.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

In the financials industry, selection detracted in the capital markets and banking industries. In the energy sector, an underweight to a weak sector slightly offset adverse stock selection. Holdings in the energy equipment & services industry were particular sources of weakness, led by Dril-Quip, Helmerich & Payne, and Baker Hughes.

Dril-Quip, which sells offshore oil drilling equipment, saw its factor readings decline during the year, with particularly low readings in growth and valuation. Helmerich & Payne, an Oklahoma-based petroleum contract and drilling company, had a challenging first eight months of the year before recovering some ground it had lost. Its factor scores declined across the board. Baker Hughes had a sharp decline in growth, quality, and sentiment scores, and we sold it along with Helmerich & Payne and Dril-Quip during the year.

Within information technology, semiconductor and telecommunication equipment firm QUALCOMM had a volatile year. QUALCOMM’s growth, quality, and valuation scores all deteriorated during the year and we eliminated the position in the fourth quarter.

Bonds Gain Despite Fed Action

In fixed income, markets were affected by a “risk-on” mood, fueled by continued economic growth, upbeat corporate fundamentals, and expectations for pro-growth, business-friendly tax reform legislation. Critical to U.S. fixed-income yields was the Federal Reserve’s (Fed) three increases to its target federal funds rate and its launch in October—after years of anticipation—of balance sheet normalization. The increases to short-term rates and the decline of longer-maturity Treasuries due to muted inflation and low inflationary expectations combined to flatten the Treasury yield curve significantly. Meanwhile, the gap between yields on U.S. fixed-income securities and sovereign bonds elsewhere—at historically low levels and even at negative yields in a number of markets for two-year and even five-year maturities—led to high demand for U.S. bonds. The risk-on sentiment benefited corporate bonds, which also gained from strong and improving corporate balance sheets, low credit risk, and a favorable supply/demand backdrop. The yield flattening environment and low level of inflation risk led longer-duration bonds to outperform shorter-duration securities. In that environment, the Bloomberg Barclays U.S. Aggregate Bond Index enjoyed modest, positive returns. Non-U.S. bond returns were also boosted for unhedged U.S.-based investors by the decline in the U.S. dollar relative to most major world currencies.

A Look Ahead

The U.S. continues to enjoy modest but positive economic growth, a strong job market, low interest rates, and relatively muted inflation. Looking ahead, with strong economic fundamentals unchanged, a synchronized global recovery underway, and a cautious approach to rate normalization by the Fed, we anticipate little change in the interest-rate environment at either end of the yield curve. However, there is a risk that the successful adoption of the Trump administration’s tax plan and proposed fiscal stimulus could lead to faster-than-expected growth and inflation. If that were to happen, we could see higher rates and a steeper yield curve, which would likely weigh on stocks and bonds. But for now, in the absence of wage pressures, we believe inflation risks remain low. We also see opportunities in non-U.S. markets, particularly in Europe. We believe that with stock prices at record highs and bond yields still low by historical standards, a diversified approach involving exposure to a wide range of non-correlating asset classes is a prudent strategy. We also see opportunities in non-U.S. markets, particularly in Europe.

Fund Characteristics

DECEMBER 31, 2017
Top Ten Common Stocks	% of net assets
Alphabet, Inc., Class A	2.2%
Microsoft Corp.	2.2%
Apple, Inc.	1.8%
Amazon.com, Inc.	1.7%
Facebook, Inc., Class A	1.5%
Exxon Mobil Corp.	1.4%
JPMorgan Chase & Co.	1.4%
Intel Corp.	1.1%
UnitedHealth Group, Inc.	1.0%
Pfizer, Inc.	1.0%

Top Five Common Stocks Industries	% of net assets
Software	4.3%
Banks	4.2%
Internet Software and Services	3.8%
Semiconductors and Semiconductor Equipment	3.5%
Pharmaceuticals	2.7%

Key Fixed-Income Portfolio Statistics
Average Duration (effective)	6.0 years
Weighted Average Life	7.7 years

Types of Investments in Portfolio	% of net assets
Common Stocks	59.2%
U.S. Treasury Securities	14.2%
Corporate Bonds	11.6%
U.S. Government Agency Mortgage-Backed Securities	9.0%
Collateralized Mortgage Obligations	2.9%
Asset-Backed Securities	2.0%
Commercial Mortgage-Backed Securities	1.9%
Municipal Securities	0.5%
U.S. Government Agency Securities	0.4%
Sovereign Governments and Agencies	0.1%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	(3.8)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period(1) 7/1/17 - 12/31/17	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,073.90	$4.13	0.79%
Class II	$1,000	$1,072.60	$5.43	1.04%
Hypothetical
Class I	$1,000	$1,021.22	$4.02	0.79%
Class II	$1,000	$1,019.96	$5.30	1.04%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

DECEMBER 31, 2017

	Shares/ Principal Amount	Value
COMMON STOCKS — 59.2%
Aerospace and Defense — 1.6%
Boeing Co. (The)	5,829	$1,719,031
Curtiss-Wright Corp.	1,406	171,321
General Dynamics Corp.	5,583	1,135,861
		3,026,213
Auto Components — 0.9%
Aptiv plc	9,991	847,536
BorgWarner, Inc.	16,888	862,808
		1,710,344
Automobiles — 0.5%
Ford Motor Co.	71,088	887,889
Banks — 4.2%
Bank of America Corp.	47,691	1,407,838
Citigroup, Inc.	2,789	207,529
JPMorgan Chase & Co.	24,369	2,606,021
PNC Financial Services Group, Inc. (The)	1,540	222,207
SunTrust Banks, Inc.	16,624	1,073,744
U.S. Bancorp	23,498	1,259,023
Wells Fargo & Co.	22,379	1,357,734
		8,134,096
Beverages — 0.2%
Coca-Cola Co. (The)	638	29,272
Monster Beverage Corp.(1)	5,390	341,133
		370,405
Biotechnology — 2.7%
AbbVie, Inc.	18,442	1,783,526
Amgen, Inc.	8,596	1,494,845
Biogen, Inc.(1)	2,653	845,166
Celgene Corp.(1)	8,311	867,336
Gilead Sciences, Inc.	2,555	183,040
		5,173,913
Building Products — 0.5%
Allegion plc	1,062	84,492
Owens Corning	10,271	944,316
		1,028,808
Capital Markets — 1.1%
Evercore, Inc., Class A	10,516	946,440
Moelis & Co., Class A	950	46,075
MSCI, Inc.	1,573	199,048
Nasdaq, Inc.	11,799	906,517
		2,098,080
Chemicals — 2.5%
Air Products & Chemicals, Inc.	6,432	1,055,363

	Shares/ Principal Amount	Value
Cabot Corp.	10,249	$631,236
Eastman Chemical Co.	5,065	469,222
FMC Corp.	10,061	952,374
Huntsman Corp.	9,291	309,297
Monsanto Co.	2,180	254,580
PPG Industries, Inc.	8,732	1,020,072
WR Grace & Co.	1,776	124,551
		4,816,695
Commercial Services and Supplies — 0.4%
MSA Safety, Inc.	805	62,403
Waste Management, Inc.	8,696	750,465
		812,868
Communications Equipment — 1.0%
Cisco Systems, Inc.	49,800	1,907,340
Consumer Finance — 0.1%
OneMain Holdings, Inc.(1)	5,186	134,784
Diversified Consumer Services — 0.4%
Grand Canyon Education, Inc.(1)	1,483	132,773
H&R Block, Inc.	27,108	710,772
		843,545
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(1)	4,191	830,740
Leucadia National Corp.	18,400	487,416
		1,318,156
Diversified Telecommunication Services — 0.2%
AT&T, Inc.	6,526	253,731
Verizon Communications, Inc.	1,907	100,937
		354,668
Electric Utilities — 0.6%
FirstEnergy Corp.	27,508	842,295
Portland General Electric Co.	5,360	244,309
		1,086,604
Electrical Equipment — 0.3%
Emerson Electric Co.	8,596	599,055
Electronic Equipment, Instruments and Components — 0.1%
Jabil, Inc.	8,070	211,838
Energy Equipment and Services — 0.6%
Halliburton Co.	23,295	1,138,427
Equity Real Estate Investment Trusts (REITs) — 0.7%
Apple Hospitality REIT, Inc.	2,431	47,672
Piedmont Office Realty Trust, Inc., Class A	8,369	164,116
Potlatch Corp.	11,562	576,944
ProLogis, Inc.	1,060	68,381
WP Carey, Inc.	7,987	550,304
		1,407,417
Food and Staples Retailing — 1.0%
Costco Wholesale Corp.	3,234	601,912

	Shares/ Principal Amount	Value
CVS Health Corp.	15,019	$1,088,877
United Natural Foods, Inc.(1)	2,910	143,376
		1,834,165
Food Products — 1.1%
Campbell Soup Co.	6,375	306,701
Conagra Brands, Inc.	27,001	1,017,128
Hershey Co. (The)	6,348	720,561
Sanderson Farms, Inc.	1,083	150,299
		2,194,689
Health Care Equipment and Supplies — 2.4%
Cooper Cos., Inc. (The)	3,924	854,961
Globus Medical, Inc., Class A(1)	2,220	91,242
Hill-Rom Holdings, Inc.	2,325	195,974
Intuitive Surgical, Inc.(1)	2,784	1,015,993
LivaNova plc(1)	3,517	281,079
Masimo Corp.(1)	2,660	225,568
Teleflex, Inc.	481	119,683
Varian Medical Systems, Inc.(1)	7,569	841,294
Zimmer Biomet Holdings, Inc.	8,440	1,018,455
		4,644,249
Health Care Providers and Services — 1.4%
Cigna Corp.	3,206	651,107
UnitedHealth Group, Inc.	8,953	1,973,778
		2,624,885
Hotels, Restaurants and Leisure — 1.3%
Hilton Grand Vacations, Inc.(1)	1,446	60,660
International Game Technology plc	5,297	140,423
Las Vegas Sands Corp.	12,983	902,189
Marriott International, Inc., Class A	2,846	386,287
Royal Caribbean Cruises Ltd.	7,831	934,082
		2,423,641
Household Durables — 0.1%
Garmin Ltd.	3,705	220,707
Household Products — 0.7%
Kimberly-Clark Corp.	9,439	1,138,910
Procter & Gamble Co. (The)	2,871	263,787
		1,402,697
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp. (The)	66,182	716,751
Industrial Conglomerates — 1.4%
3M Co.	1,847	434,728
Carlisle Cos., Inc.	7,458	847,602
Honeywell International, Inc.	9,556	1,465,508
		2,747,838
Insurance — 1.0%
Allstate Corp. (The)	10,405	1,089,507
Hanover Insurance Group, Inc. (The)	1,102	119,104

	Shares/ Principal Amount	Value
Loews Corp.	3,460	$173,104
Principal Financial Group, Inc.	8,685	612,814
		1,994,529
Internet and Direct Marketing Retail — 2.4%
Amazon.com, Inc.(1)	2,803	3,278,024
Priceline Group, Inc. (The)(1)	725	1,259,862
		4,537,886
Internet Software and Services — 3.8%
Alphabet, Inc., Class A(1)	3,926	4,135,648
Facebook, Inc., Class A(1)	16,737	2,953,411
LogMeIn, Inc.	1,373	157,209
		7,246,268
IT Services — 1.4%
International Business Machines Corp.	9,634	1,478,048
PayPal Holdings, Inc.(1)	3,155	232,271
Total System Services, Inc.	12,775	1,010,375
		2,720,694
Life Sciences Tools and Services — 0.7%
ICON plc(1)	928	104,075
PerkinElmer, Inc.	10,208	746,409
Thermo Fisher Scientific, Inc.	2,803	532,234
		1,382,718
Machinery — 2.0%
Caterpillar, Inc.	8,894	1,401,516
Cummins, Inc.	531	93,796
Oshkosh Corp.	10,344	940,166
Parker-Hannifin Corp.	3,132	625,085
Toro Co. (The)	13,071	852,621
		3,913,184
Media — 0.4%
Comcast Corp., Class A	4,480	179,424
John Wiley & Sons, Inc., Class A	1,267	83,305
Time Warner, Inc.	5,669	518,544
		781,273
Oil, Gas and Consumable Fuels — 1.9%
Chevron Corp.	1,904	238,362
Exxon Mobil Corp.	31,536	2,637,671
HollyFrontier Corp.	14,525	743,970
		3,620,003
Paper and Forest Products — 0.2%
Louisiana-Pacific Corp.(1)	11,763	308,896
Pharmaceuticals — 2.7%
Eli Lilly & Co.	7,318	618,078
Johnson & Johnson	7,473	1,044,128
Merck & Co., Inc.	29,025	1,633,237
Pfizer, Inc.	52,964	1,918,356
		5,213,799

	Shares/ Principal Amount	Value
Real Estate Management and Development — 0.2%
Jones Lang LaSalle, Inc.	2,437	$362,942
Road and Rail — 0.5%
Norfolk Southern Corp.	3,830	554,967
Union Pacific Corp.	2,631	352,817
		907,784
Semiconductors and Semiconductor Equipment — 3.5%
Applied Materials, Inc.	18,682	955,024
Broadcom Ltd.	4,010	1,030,169
Intel Corp.	46,073	2,126,730
Lam Research Corp.	5,903	1,086,565
Texas Instruments, Inc.	13,939	1,455,789
		6,654,277
Software — 4.3%
Activision Blizzard, Inc.	13,392	847,981
Adobe Systems, Inc.(1)	6,591	1,155,007
Electronic Arts, Inc.(1)	1,331	139,835
Intuit, Inc.	4,729	746,142
Microsoft Corp.	48,263	4,128,417
Oracle Corp. (New York)	23,332	1,103,137
Synopsys, Inc.(1)	1,843	157,097
		8,277,616
Specialty Retail — 1.3%
Best Buy Co., Inc.	15,961	1,092,850
Lowe's Cos., Inc.	14,617	1,358,504
		2,451,354
Technology Hardware, Storage and Peripherals — 1.9%
Apple, Inc.	20,835	3,525,907
Western Digital Corp.	814	64,737
		3,590,644
Textiles, Apparel and Luxury Goods — 1.0%
Deckers Outdoor Corp.(1)	7,711	618,808
Michael Kors Holdings Ltd.(1)	14,769	929,709
Ralph Lauren Corp.	3,989	413,619
		1,962,136
Thrifts and Mortgage Finance — 0.3%
Essent Group Ltd.(1)	11,421	495,900
Trading Companies and Distributors — 0.1%
United Rentals, Inc.(1)	1,162	199,759
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc.(1)	13,699	870,024
TOTAL COMMON STOCKS (Cost $87,344,202)		113,362,453
U.S. TREASURY SECURITIES — 14.2%
U.S. Treasury Bonds, 3.50%, 2/15/39	$750,000	856,110
U.S. Treasury Bonds, 4.375%, 11/15/39	310,000	398,620
U.S. Treasury Bonds, 3.125%, 11/15/41	200,000	214,845

	Shares/ Principal Amount	Value
U.S. Treasury Bonds, 3.00%, 5/15/42	$800,000	$841,380
U.S. Treasury Bonds, 2.75%, 11/15/42	650,000	653,634
U.S. Treasury Bonds, 2.875%, 5/15/43	350,000	359,591
U.S. Treasury Bonds, 3.75%, 11/15/43	100,000	119,054
U.S. Treasury Bonds, 3.125%, 8/15/44	220,000	236,256
U.S. Treasury Bonds, 3.00%, 11/15/44	280,000	293,846
U.S. Treasury Bonds, 2.50%, 2/15/45	1,560,000	1,485,876
U.S. Treasury Bonds, 3.00%, 5/15/45	250,000	262,322
U.S. Treasury Bonds, 3.00%, 11/15/45	100,000	104,928
U.S. Treasury Notes, 1.00%, 3/15/18	1,950,000	1,948,669
U.S. Treasury Notes, 2.625%, 4/30/18	85,000	85,334
U.S. Treasury Notes, 1.375%, 7/31/18	1,200,000	1,198,471
U.S. Treasury Notes, 1.375%, 9/30/18	1,100,000	1,097,225
U.S. Treasury Notes, 1.125%, 1/31/19	2,000,000	1,984,897
U.S. Treasury Notes, 1.625%, 7/31/19	1,150,000	1,145,839
U.S. Treasury Notes, 1.50%, 10/31/19(2)	150,000	148,968
U.S. Treasury Notes, 1.50%, 11/30/19	450,000	446,729
U.S. Treasury Notes, 1.375%, 2/29/20	150,000	148,309
U.S. Treasury Notes, 1.375%, 3/31/20	200,000	197,659
U.S. Treasury Notes, 1.375%, 4/30/20	200,000	197,531
U.S. Treasury Notes, 1.50%, 5/15/20	3,700,000	3,664,590
U.S. Treasury Notes, 1.50%, 5/31/20	1,000,000	990,178
U.S. Treasury Notes, 1.50%, 8/15/20	200,000	197,792
U.S. Treasury Notes, 1.375%, 9/15/20	200,000	197,153
U.S. Treasury Notes, 1.125%, 8/31/21	250,000	241,527
U.S. Treasury Notes, 1.875%, 1/31/22	3,000,000	2,969,040
U.S. Treasury Notes, 1.875%, 4/30/22	1,050,000	1,037,504
U.S. Treasury Notes, 2.00%, 11/30/22	1,600,000	1,585,400
U.S. Treasury Notes, 1.375%, 6/30/23	1,390,000	1,327,861
U.S. Treasury Notes, 1.25%, 7/31/23	640,000	606,511
TOTAL U.S. TREASURY SECURITIES (Cost $27,250,815)		27,243,649
CORPORATE BONDS — 11.6%
Aerospace and Defense — 0.1%
Boeing Co. (The), 2.20%, 10/30/22	30,000	29,423
Lockheed Martin Corp., 4.25%, 11/15/19	30,000	31,152
Lockheed Martin Corp., 3.55%, 1/15/26	90,000	93,589
Lockheed Martin Corp., 3.80%, 3/1/45	20,000	20,322
Rockwell Collins, Inc., 4.35%, 4/15/47	20,000	21,793
United Technologies Corp., 6.05%, 6/1/36	35,000	45,714
United Technologies Corp., 5.70%, 4/15/40	20,000	25,509
United Technologies Corp., 3.75%, 11/1/46	20,000	20,064
		287,566
Air Freight and Logistics†
United Parcel Service, Inc., 2.80%, 11/15/24	60,000	60,308
Auto Components†
Tenneco, Inc., 5.00%, 7/15/26	20,000	20,550

	Shares/ Principal Amount	Value
Automobiles — 0.4%
American Honda Finance Corp., 2.125%, 10/10/18	$20,000	$20,034
Ford Motor Co., 4.35%, 12/8/26	80,000	83,535
Ford Motor Credit Co. LLC, 2.68%, 1/9/20	200,000	200,570
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	50,000	54,944
General Motors Co., 5.15%, 4/1/38	30,000	32,063
General Motors Financial Co., Inc., 3.25%, 5/15/18	60,000	60,231
General Motors Financial Co., Inc., 3.10%, 1/15/19	100,000	100,560
General Motors Financial Co., Inc., 3.20%, 7/6/21	20,000	20,209
General Motors Financial Co., Inc., 5.25%, 3/1/26	125,000	137,643
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(3)	30,000	30,450
		740,239
Banks — 1.7%
Bank of America Corp., 4.10%, 7/24/23	30,000	31,878
Bank of America Corp., MTN, 4.00%, 4/1/24	38,000	40,196
Bank of America Corp., MTN, 4.20%, 8/26/24	80,000	84,301
Bank of America Corp., MTN, 4.00%, 1/22/25	230,000	239,449
Bank of America Corp., MTN, 5.00%, 1/21/44	50,000	60,488
Bank of America Corp., MTN, VRN, 4.44%, 1/20/47(4)	20,000	22,575
Bank of America Corp., VRN, 3.00%, 12/20/22(3)(4)	86,000	86,268
Bank of America Corp., VRN, 3.42%, 12/20/27(3)(4)	33,000	33,038
Barclays Bank plc, 5.14%, 10/14/20	200,000	211,914
Branch Banking & Trust Co., 3.625%, 9/16/25	17,000	17,637
Branch Banking & Trust Co., 3.80%, 10/30/26	20,000	20,950
Capital One Financial Corp., 4.20%, 10/29/25	200,000	206,054
Citigroup, Inc., 2.90%, 12/8/21	30,000	30,221
Citigroup, Inc., 2.75%, 4/25/22	90,000	89,898
Citigroup, Inc., 4.05%, 7/30/22	20,000	20,835
Citigroup, Inc., 3.20%, 10/21/26	230,000	228,400
Citigroup, Inc., 4.45%, 9/29/27	80,000	84,772
Citigroup, Inc., VRN, 3.52%, 10/27/27(4)	50,000	50,324
Cooperatieve Rabobank UA, 3.875%, 2/8/22	80,000	84,069
Fifth Third Bancorp, 4.30%, 1/16/24	95,000	100,942
Huntington Bancshares, Inc., 2.30%, 1/14/22	40,000	39,389
JPMorgan Chase & Co., 2.55%, 3/1/21	60,000	60,053
JPMorgan Chase & Co., 4.625%, 5/10/21	160,000	170,891
JPMorgan Chase & Co., 3.25%, 9/23/22	140,000	143,414
JPMorgan Chase & Co., 3.875%, 9/10/24	105,000	109,601
JPMorgan Chase & Co., 3.125%, 1/23/25	145,000	145,900
JPMorgan Chase & Co., VRN, 3.54%, 5/1/27(4)	20,000	20,365
JPMorgan Chase & Co., VRN, 3.88%, 7/24/37(4)	60,000	62,061
JPMorgan Chase & Co., VRN, 3.96%, 11/15/47(4)	20,000	20,685
KeyCorp, MTN, 2.30%, 12/13/18	40,000	40,068
Kreditanstalt fuer Wiederaufbau, 2.00%, 10/4/22	50,000	49,220
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20	40,000	42,044
Regions Financial Corp., 2.75%, 8/14/22	30,000	29,934
Royal Bank of Canada, MTN, 2.125%, 3/2/20	90,000	89,753

	Shares/ Principal Amount	Value
U.S. Bancorp, MTN, 3.00%, 3/15/22	$20,000	$20,408
U.S. Bancorp, MTN, 3.60%, 9/11/24	50,000	51,830
Wells Fargo & Co., 3.07%, 1/24/23	40,000	40,318
Wells Fargo & Co., 4.125%, 8/15/23	180,000	189,933
Wells Fargo & Co., MTN, 2.60%, 7/22/20	40,000	40,258
Wells Fargo & Co., MTN, 4.10%, 6/3/26	80,000	83,957
Wells Fargo & Co., MTN, 4.65%, 11/4/44	25,000	27,303
Wells Fargo & Co., MTN, 4.75%, 12/7/46	30,000	33,581
		3,255,175
Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23	205,000	209,983
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26	110,000	113,682
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	75,000	87,195
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	40,000	42,252
Constellation Brands, Inc., 4.75%, 12/1/25	75,000	82,516
Molson Coors Brewing Co., 3.00%, 7/15/26	65,000	63,722
		599,350
Biotechnology — 0.6%
AbbVie, Inc., 2.90%, 11/6/22	190,000	190,575
AbbVie, Inc., 3.60%, 5/14/25	30,000	30,883
AbbVie, Inc., 4.40%, 11/6/42	30,000	32,261
Amgen, Inc., 2.65%, 5/11/22	200,000	199,641
Amgen, Inc., 4.66%, 6/15/51	46,000	51,628
Biogen, Inc., 2.90%, 9/15/20	90,000	91,279
Biogen, Inc., 3.625%, 9/15/22	70,000	72,613
Celgene Corp., 3.25%, 8/15/22	30,000	30,503
Celgene Corp., 3.625%, 5/15/24	60,000	61,779
Celgene Corp., 3.875%, 8/15/25	70,000	72,555
Celgene Corp., 3.45%, 11/15/27	20,000	20,020
Celgene Corp., 5.00%, 8/15/45	10,000	11,380
Gilead Sciences, Inc., 4.40%, 12/1/21	50,000	53,349
Gilead Sciences, Inc., 3.65%, 3/1/26	175,000	181,686
		1,100,152
Building Products†
Masco Corp., 4.45%, 4/1/25	50,000	53,265
Capital Markets†
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.85%, 1/15/27	40,000	42,592
Chemicals — 0.1%
Ashland LLC, 4.75%, 8/15/22	30,000	31,275
Dow Chemical Co. (The), 4.375%, 11/15/42	50,000	52,764
Eastman Chemical Co., 3.60%, 8/15/22	15,000	15,479
Ecolab, Inc., 4.35%, 12/8/21	41,000	43,675
Mosaic Co. (The), 4.05%, 11/15/27	40,000	40,173
		183,366
Commercial Services and Supplies — 0.1%
Republic Services, Inc., 3.55%, 6/1/22	50,000	51,587

	Shares/ Principal Amount	Value
Waste Management, Inc., 3.15%, 11/15/27	$30,000	$30,037
Waste Management, Inc., 4.10%, 3/1/45	70,000	75,412
		157,036
Communications Equipment†
Cisco Systems, Inc., 5.90%, 2/15/39	20,000	27,379
CommScope Technologies LLC, 5.00%, 3/15/27(3)	30,000	30,075
		57,454
Construction Materials†
Owens Corning, 4.20%, 12/15/22	30,000	31,486
Consumer Finance — 0.2%
American Express Co., 1.55%, 5/22/18	20,000	19,979
American Express Co., 3.00%, 10/30/24	30,000	29,989
American Express Credit Corp., MTN, 2.20%, 3/3/20	75,000	74,792
American Express Credit Corp., MTN, 2.60%, 9/14/20	65,000	65,349
American Express Credit Corp., MTN, 2.25%, 5/5/21	40,000	39,700
CIT Group, Inc., 5.00%, 8/15/22	50,000	53,125
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	20,000	20,850
Synchrony Financial, 2.60%, 1/15/19	20,000	20,041
Synchrony Financial, 3.00%, 8/15/19	10,000	10,072
		333,897
Containers and Packaging — 0.1%
Ball Corp., 4.00%, 11/15/23	30,000	30,712
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	50,000	50,875
WestRock RKT Co., 4.00%, 3/1/23	40,000	41,491
		123,078
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22	20,000	19,846
George Washington University (The), 3.55%, 9/15/46	15,000	14,505
		34,351
Diversified Financial Services — 1.3%
Ally Financial, Inc., 3.50%, 1/27/19	20,000	20,150
Ally Financial, Inc., 4.625%, 3/30/25	20,000	21,075
Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/20	250,000	253,338
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	200,000	199,145
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	220,000	219,936
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	30,000	33,279
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	290,000	294,792
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	50,000	50,332
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45	10,000	11,614
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	40,000	45,689
HSBC Holdings plc, 2.95%, 5/25/21	200,000	201,452
HSBC Holdings plc, 4.30%, 3/8/26	200,000	212,802
Morgan Stanley, 2.75%, 5/19/22	310,000	309,013
Morgan Stanley, 4.375%, 1/22/47	20,000	21,959
Morgan Stanley, MTN, 5.625%, 9/23/19	80,000	84,331

	Shares/ Principal Amount	Value
Morgan Stanley, MTN, 3.70%, 10/23/24	$40,000	$41,361
Morgan Stanley, MTN, 4.00%, 7/23/25	160,000	167,652
S&P Global, Inc., 3.30%, 8/14/20	10,000	10,192
UBS Group Funding Switzerland AG, 3.49%, 5/23/23(3)	200,000	203,363
		2,401,475
Diversified Telecommunication Services — 0.7%
AT&T, Inc., 5.00%, 3/1/21	40,000	42,863
AT&T, Inc., 3.60%, 2/17/23	30,000	30,720
AT&T, Inc., 3.40%, 5/15/25	200,000	196,901
AT&T, Inc., 3.90%, 8/14/27	230,000	231,922
AT&T, Inc., 4.75%, 5/15/46	40,000	39,239
AT&T, Inc., 5.15%, 11/15/46(3)	42,000	43,051
AT&T, Inc., 5.15%, 2/14/50	20,000	20,178
British Telecommunications plc, 5.95%, 1/15/18	40,000	40,054
CenturyLink, Inc., 6.15%, 9/15/19	30,000	31,125
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(3)	150,000	150,968
Frontier Communications Corp., 8.50%, 4/15/20	8,000	6,660
Orange SA, 4.125%, 9/14/21	40,000	42,306
Telefonica Emisiones SAU, 5.46%, 2/16/21	55,000	59,532
Verizon Communications, Inc., 3.50%, 11/1/24	60,000	61,152
Verizon Communications, Inc., 2.625%, 8/15/26	135,000	127,361
Verizon Communications, Inc., 4.125%, 3/16/27	40,000	41,777
Verizon Communications, Inc., 4.86%, 8/21/46	77,000	80,449
Verizon Communications, Inc., 5.01%, 8/21/54	21,000	21,531
		1,267,789
Electric Utilities†
AEP Transmission Co. LLC, 3.75%, 12/1/47(3)	20,000	20,603
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(3)	40,000	40,800
		61,403
Energy Equipment and Services†
Halliburton Co., 3.80%, 11/15/25	30,000	31,222
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., 5.05%, 9/1/20	20,000	21,228
American Tower Corp., 3.375%, 10/15/26	40,000	39,363
American Tower Corp., 3.60%, 1/15/28	20,000	19,918
AvalonBay Communities, Inc., MTN, 3.35%, 5/15/27	10,000	10,086
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28	30,000	29,914
Boston Properties LP, 3.65%, 2/1/26	40,000	40,694
Crown Castle International Corp., 5.25%, 1/15/23	30,000	32,881
Crown Castle International Corp., 4.45%, 2/15/26	60,000	63,083
Essex Portfolio LP, 3.625%, 8/15/22	30,000	30,856
Essex Portfolio LP, 3.25%, 5/1/23	10,000	10,091
Hospitality Properties Trust, 4.65%, 3/15/24	30,000	31,561
Hudson Pacific Properties LP, 3.95%, 11/1/27	30,000	29,897
Kilroy Realty LP, 3.80%, 1/15/23	30,000	30,707
Kilroy Realty LP, 4.375%, 10/1/25	20,000	21,010
Kimco Realty Corp., 2.80%, 10/1/26	40,000	37,819

	Shares/ Principal Amount	Value
Simon Property Group LP, 3.25%, 11/30/26	$80,000	$79,692
Ventas Realty LP, 4.125%, 1/15/26	20,000	20,903
VEREIT Operating Partnership LP, 4.125%, 6/1/21	40,000	41,552
Welltower, Inc., 3.75%, 3/15/23	50,000	51,864
		643,119
Food and Staples Retailing — 0.2%
CVS Health Corp., 3.50%, 7/20/22	40,000	40,781
CVS Health Corp., 2.75%, 12/1/22	35,000	34,512
CVS Health Corp., 5.125%, 7/20/45	30,000	34,486
Kroger Co. (The), 3.30%, 1/15/21	50,000	51,024
Kroger Co. (The), 3.70%, 8/1/27	20,000	20,286
Kroger Co. (The), 3.875%, 10/15/46	20,000	18,369
Target Corp., 2.50%, 4/15/26	40,000	38,491
Target Corp., 3.90%, 11/15/47	60,000	61,174
		299,123
Food Products†
Kraft Heinz Foods Co., 5.20%, 7/15/45	20,000	22,065
Kraft Heinz Foods Co., 4.375%, 6/1/46	20,000	19,873
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(3)	40,000	41,400
		83,338
Gas Utilities — 0.7%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.25%, 1/15/25	50,000	52,647
Boardwalk Pipelines LP, 4.45%, 7/15/27	20,000	20,380
Enbridge Energy Partners LP, 6.50%, 4/15/18	30,000	30,400
Enbridge, Inc., 4.00%, 10/1/23	20,000	20,839
Enbridge, Inc., 4.50%, 6/10/44	20,000	20,801
Energy Transfer Equity LP, 7.50%, 10/15/20	30,000	33,075
Energy Transfer LP, 4.15%, 10/1/20	40,000	41,328
Energy Transfer LP, 3.60%, 2/1/23	30,000	30,047
Energy Transfer LP, 4.90%, 3/15/35	20,000	19,828
Energy Transfer LP, 6.50%, 2/1/42	20,000	22,831
Enterprise Products Operating LLC, 5.20%, 9/1/20	70,000	74,832
Enterprise Products Operating LLC, 4.85%, 3/15/44	80,000	87,947
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18(4)	20,000	20,100
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	30,000	32,377
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	45,000	47,989
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	85,000	100,559
Kinder Morgan, Inc., 5.55%, 6/1/45	10,000	10,975
Magellan Midstream Partners LP, 6.55%, 7/15/19	20,000	21,191
MPLX LP, 4.875%, 6/1/25	95,000	101,945
MPLX LP, 5.20%, 3/1/47	20,000	22,015
ONEOK, Inc., 4.00%, 7/13/27	45,000	45,684
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	65,000	65,434
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	120,000	132,524
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	40,000	39,809
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	70,000	68,755

	Shares/ Principal Amount	Value
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28(3)	$30,000	$30,037
Williams Cos., Inc. (The), 3.70%, 1/15/23	20,000	20,000
Williams Partners LP, 4.125%, 11/15/20	30,000	31,169
Williams Partners LP, 5.10%, 9/15/45	40,000	44,121
		1,289,639
Health Care Equipment and Supplies — 0.2%
Abbott Laboratories, 2.00%, 9/15/18	10,000	10,000
Abbott Laboratories, 3.75%, 11/30/26	100,000	102,848
Becton Dickinson and Co., 3.73%, 12/15/24	50,000	51,274
Becton Dickinson and Co., 3.70%, 6/6/27	20,000	20,187
Medtronic, Inc., 2.50%, 3/15/20	20,000	20,124
Medtronic, Inc., 3.50%, 3/15/25	90,000	93,428
Medtronic, Inc., 4.375%, 3/15/35	40,000	45,145
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	25,000	25,823
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	9,000	9,219
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	20,000	19,466
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	20,000	23,963
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	20,000	20,019
		441,496
Health Care Providers and Services — 0.4%
Aetna, Inc., 2.75%, 11/15/22	30,000	29,739
Anthem, Inc., 3.65%, 12/1/27	30,000	30,633
Anthem, Inc., 4.65%, 1/15/43	30,000	32,993
Cardinal Health, Inc., 1.95%, 6/14/19	85,000	84,500
Duke University Health System, Inc., 3.92%, 6/1/47	30,000	31,437
Express Scripts Holding Co., 3.40%, 3/1/27	50,000	49,147
HCA, Inc., 3.75%, 3/15/19	60,000	60,675
Johns Hopkins Health System Corp. (The), 3.84%, 5/15/46	15,000	15,508
Kaiser Foundation Hospitals, 4.15%, 5/1/47	20,000	21,646
Mylan NV, 3.95%, 6/15/26	20,000	20,197
Northwell Healthcare, Inc., 4.26%, 11/1/47	20,000	20,485
NYU Hospitals Center, 4.43%, 7/1/42	20,000	21,613
Tenet Healthcare Corp., 4.625%, 7/15/24(3)	31,000	30,341
UnitedHealth Group, Inc., 2.875%, 12/15/21	30,000	30,395
UnitedHealth Group, Inc., 2.875%, 3/15/22	75,000	75,957
UnitedHealth Group, Inc., 3.75%, 7/15/25	65,000	68,563
UnitedHealth Group, Inc., 4.75%, 7/15/45	30,000	35,491
UnitedHealth Group, Inc., 3.75%, 10/15/47	20,000	20,440
Universal Health Services, Inc., 4.75%, 8/1/22(3)	20,000	20,425
		700,185
Hotels, Restaurants and Leisure — 0.1%
Aramark Services, Inc., 5.00%, 4/1/25(3)	30,000	31,764
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	25,000	25,312
McDonald's Corp., MTN, 3.375%, 5/26/25	40,000	41,311
McDonald's Corp., MTN, 4.45%, 3/1/47	60,000	65,517
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	30,000	32,976
		196,880

	Shares/ Principal Amount	Value
Household Durables — 0.1%
D.R. Horton, Inc., 5.75%, 8/15/23	$35,000	$39,243
Lennar Corp., 4.75%, 4/1/21	30,000	31,313
Lennar Corp., 4.75%, 11/29/27(3)	30,000	31,044
M.D.C. Holdings, Inc., 5.50%, 1/15/24	10,000	10,600
Newell Brands, Inc., 4.20%, 4/1/26	35,000	36,582
Newell Brands, Inc., 5.50%, 4/1/46	20,000	23,880
Toll Brothers Finance Corp., 6.75%, 11/1/19	30,000	32,362
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	10,000	10,250
		215,274
Industrial Conglomerates — 0.1%
FedEx Corp., 4.40%, 1/15/47	40,000	42,819
General Electric Co., 2.70%, 10/9/22	130,000	129,870
General Electric Co., 4.125%, 10/9/42	30,000	31,474
		204,163
Insurance — 0.4%
American International Group, Inc., 4.125%, 2/15/24	105,000	111,071
American International Group, Inc., 4.50%, 7/16/44	20,000	21,608
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	50,000	51,178
Berkshire Hathaway, Inc., 4.50%, 2/11/43	50,000	57,705
Chubb INA Holdings, Inc., 3.15%, 3/15/25	40,000	40,499
Chubb INA Holdings, Inc., 3.35%, 5/3/26	20,000	20,427
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	10,000	12,767
International Lease Finance Corp., 6.25%, 5/15/19	120,000	125,779
Markel Corp., 4.90%, 7/1/22	40,000	43,220
MetLife, Inc., 4.125%, 8/13/42	40,000	42,405
MetLife, Inc., 4.875%, 11/13/43	45,000	52,884
Principal Financial Group, Inc., 3.30%, 9/15/22	10,000	10,181
Prudential Financial, Inc., 3.94%, 12/7/49(3)	76,000	77,813
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	60,000	64,282
Voya Financial, Inc., 5.70%, 7/15/43	45,000	55,270
WR Berkley Corp., 4.625%, 3/15/22	20,000	21,302
WR Berkley Corp., 4.75%, 8/1/44	30,000	32,253
		840,644
Internet and Direct Marketing Retail — 0.1%
Amazon.com, Inc., 3.15%, 8/22/27(3)	80,000	80,259
Amazon.com, Inc., 3.875%, 8/22/37(3)	20,000	21,278
		101,537
IT Services — 0.1%
Fidelity National Information Services, Inc., 3.00%, 8/15/26	85,000	82,290
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	60,000	61,295
		143,585
Machinery†
Oshkosh Corp., 5.375%, 3/1/22	50,000	51,625
Media — 0.7%
21st Century Fox America, Inc., 6.90%, 8/15/39	20,000	28,298
21st Century Fox America, Inc., 4.75%, 9/15/44	10,000	11,474

	Shares/ Principal Amount	Value
CBS Corp., 3.50%, 1/15/25	$20,000	$20,100
CBS Corp., 3.70%, 6/1/28(3)	20,000	19,760
CBS Corp., 4.85%, 7/1/42	10,000	10,517
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	185,000	196,947
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.20%, 3/15/28	30,000	29,756
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	10,000	11,691
Comcast Corp., 4.40%, 8/15/35	50,000	54,728
Comcast Corp., 6.40%, 5/15/38	70,000	94,640
Comcast Corp., 4.75%, 3/1/44	20,000	22,969
Discovery Communications LLC, 5.625%, 8/15/19	16,000	16,788
Discovery Communications LLC, 3.95%, 3/20/28	140,000	139,499
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	20,000	20,689
Lamar Media Corp., 5.375%, 1/15/24	30,000	31,500
NBCUniversal Media LLC, 4.375%, 4/1/21	60,000	63,616
NBCUniversal Media LLC, 2.875%, 1/15/23	55,000	55,589
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(3)	30,000	30,937
Omnicom Group, Inc., 3.60%, 4/15/26	90,000	91,186
TEGNA, Inc., 5.125%, 7/15/20	57,000	58,425
Time Warner Cable LLC, 6.75%, 7/1/18	20,000	20,445
Time Warner Cable LLC, 5.50%, 9/1/41	25,000	26,124
Time Warner Cable LLC, 4.50%, 9/15/42	10,000	9,409
Time Warner, Inc., 4.70%, 1/15/21	30,000	31,714
Time Warner, Inc., 3.60%, 7/15/25	30,000	30,108
Time Warner, Inc., 3.80%, 2/15/27	100,000	100,068
Time Warner, Inc., 5.35%, 12/15/43	20,000	22,120
Viacom, Inc., 3.125%, 6/15/22	30,000	29,705
Viacom, Inc., 4.25%, 9/1/23	30,000	30,662
		1,309,464
Metals and Mining — 0.1%
Barrick North America Finance LLC, 5.75%, 5/1/43	35,000	44,142
Glencore Finance Canada Ltd., 4.95%, 11/15/21(3)	20,000	21,359
Southern Copper Corp., 5.25%, 11/8/42	20,000	22,403
Steel Dynamics, Inc., 5.00%, 12/15/26	50,000	53,000
Vale Overseas Ltd., 6.25%, 8/10/26	20,000	23,220
		164,124
Multi-Utilities — 0.6%
American Electric Power Co., Inc., 3.20%, 11/13/27	20,000	19,894
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24	30,000	31,350
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	30,000	30,971
CMS Energy Corp., 8.75%, 6/15/19	13,000	14,149
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	35,000	36,912
Dominion Energy, Inc., 2.75%, 9/15/22	70,000	69,466
Dominion Energy, Inc., 3.625%, 12/1/24	100,000	103,624
Dominion Energy, Inc., 4.90%, 8/1/41	20,000	23,177
Duke Energy Corp., 3.55%, 9/15/21	20,000	20,655

	Shares/ Principal Amount	Value
Duke Energy Corp., 2.65%, 9/1/26	$70,000	$67,181
Duke Energy Corp., 3.15%, 8/15/27	10,000	9,945
Duke Energy Florida LLC, 6.35%, 9/15/37	20,000	27,878
Duke Energy Florida LLC, 3.85%, 11/15/42	30,000	31,488
Duke Energy Progress LLC, 4.15%, 12/1/44	20,000	21,849
Exelon Corp., 5.15%, 12/1/20	32,000	34,094
Exelon Corp., 4.45%, 4/15/46	30,000	32,706
Exelon Generation Co. LLC, 4.25%, 6/15/22	20,000	21,003
Exelon Generation Co. LLC, 5.60%, 6/15/42	10,000	10,994
FirstEnergy Corp., 4.25%, 3/15/23	30,000	31,364
FirstEnergy Corp., 4.85%, 7/15/47	20,000	22,390
Florida Power & Light Co., 4.125%, 2/1/42	40,000	44,244
Georgia Power Co., 4.30%, 3/15/42	10,000	10,648
MidAmerican Energy Co., 4.40%, 10/15/44	60,000	68,415
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	50,000	51,016
NiSource Finance Corp., 5.65%, 2/1/45	35,000	43,956
Pacific Gas & Electric Co., 4.00%, 12/1/46	40,000	40,105
Potomac Electric Power Co., 3.60%, 3/15/24	60,000	62,836
Progress Energy, Inc., 3.15%, 4/1/22	20,000	20,275
Sempra Energy, 2.875%, 10/1/22	40,000	39,986
Sempra Energy, 3.25%, 6/15/27	30,000	29,905
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	25,000	24,905
Southern Power Co., 5.15%, 9/15/41	10,000	11,153
Southwestern Public Service Co., 3.70%, 8/15/47	20,000	20,500
Virginia Electric & Power Co., 3.45%, 2/15/24	30,000	31,012
Xcel Energy, Inc., 3.35%, 12/1/26	20,000	20,278
		1,180,324
Multiline Retail†
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	30,000	28,192
Oil, Gas and Consumable Fuels — 0.7%
Anadarko Petroleum Corp., 5.55%, 3/15/26	50,000	56,177
Anadarko Petroleum Corp., 6.45%, 9/15/36	20,000	24,552
Antero Resources Corp., 5.00%, 3/1/25	50,000	51,250
Apache Corp., 4.75%, 4/15/43	40,000	41,227
BP Capital Markets plc, 4.50%, 10/1/20	30,000	31,754
BP Capital Markets plc, 2.75%, 5/10/23	20,000	20,020
Cenovus Energy, Inc., 4.25%, 4/15/27	60,000	59,953
Chevron Corp., 2.10%, 5/16/21	40,000	39,688
Cimarex Energy Co., 4.375%, 6/1/24	55,000	58,432
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	30,000	31,678
Concho Resources, Inc., 4.375%, 1/15/25	75,000	78,187
Concho Resources, Inc., 4.875%, 10/1/47	10,000	10,970
ConocoPhillips Holding Co., 6.95%, 4/15/29	10,000	13,157
Ecopetrol SA, 5.875%, 5/28/45	10,000	10,245
Encana Corp., 6.50%, 2/1/38	40,000	50,598
EOG Resources, Inc., 5.625%, 6/1/19	30,000	31,397
EOG Resources, Inc., 4.10%, 2/1/21	20,000	20,867

	Shares/ Principal Amount	Value
Exxon Mobil Corp., 2.71%, 3/6/25	$40,000	$39,893
Exxon Mobil Corp., 3.04%, 3/1/26	50,000	50,812
Hess Corp., 6.00%, 1/15/40	30,000	33,233
Marathon Oil Corp., 3.85%, 6/1/25	40,000	40,773
Marathon Oil Corp., 4.40%, 7/15/27	60,000	62,806
Newfield Exploration Co., 5.75%, 1/30/22	20,000	21,450
Noble Energy, Inc., 4.15%, 12/15/21	50,000	52,140
Petroleos Mexicanos, 6.00%, 3/5/20	40,000	42,490
Petroleos Mexicanos, 4.875%, 1/24/22	70,000	73,133
Petroleos Mexicanos, 3.50%, 1/30/23	10,000	9,815
Petroleos Mexicanos, 6.625%, 6/15/35	10,000	10,721
Phillips 66, 4.30%, 4/1/22	50,000	53,187
Shell International Finance BV, 2.375%, 8/21/22	20,000	19,867
Shell International Finance BV, 3.25%, 5/11/25	40,000	41,138
Shell International Finance BV, 3.625%, 8/21/42	40,000	39,553
Statoil ASA, 2.45%, 1/17/23	40,000	39,785
Statoil ASA, 3.95%, 5/15/43	20,000	20,953
Suncor Energy, Inc., 6.50%, 6/15/38	10,000	13,543
Total Capital Canada Ltd., 2.75%, 7/15/23	20,000	20,117
		1,315,561
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(3)	60,000	64,732
International Paper Co., 4.40%, 8/15/47	50,000	52,417
		117,149
Pharmaceuticals — 0.2%
AbbVie, Inc., 4.70%, 5/14/45	10,000	11,187
Actavis, Inc., 3.25%, 10/1/22	30,000	30,120
Allergan Funding SCS, 3.85%, 6/15/24	69,000	70,790
Allergan Funding SCS, 4.55%, 3/15/35	20,000	21,212
Forest Laboratories LLC, 4.875%, 2/15/21(3)	28,000	29,658
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	130,000	128,053
Zoetis, Inc., 3.00%, 9/12/27	50,000	48,928
		339,948
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	39,000	40,219
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	60,000	67,712
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	35,000	38,094
CSX Corp., 3.40%, 8/1/24	30,000	30,870
CSX Corp., 3.25%, 6/1/27	50,000	50,037
Norfolk Southern Corp., 5.75%, 4/1/18	10,000	10,092
Union Pacific Corp., 4.75%, 9/15/41	10,000	11,635
Union Pacific Corp., 4.05%, 11/15/45	30,000	32,477
Union Pacific Corp., 3.35%, 8/15/46	10,000	9,673
		290,809
Semiconductors and Semiconductor Equipment†
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, 1/15/25(3)	40,000	38,289

	Shares/ Principal Amount	Value
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.50%, 1/15/28(3)	$20,000	$19,100
QUALCOMM, Inc., 3.25%, 5/20/27	30,000	29,318
		86,707
Software — 0.3%
Activision Blizzard, Inc., 2.30%, 9/15/21	30,000	29,629
Microsoft Corp., 2.70%, 2/12/25	70,000	69,943
Microsoft Corp., 3.125%, 11/3/25	45,000	45,977
Microsoft Corp., 3.45%, 8/8/36	60,000	61,938
Microsoft Corp., 4.25%, 2/6/47	70,000	80,160
Oracle Corp., 2.50%, 10/15/22	25,000	24,979
Oracle Corp., 3.625%, 7/15/23	30,000	31,517
Oracle Corp., 2.65%, 7/15/26	125,000	121,973
Oracle Corp., 3.25%, 11/15/27	40,000	40,716
Oracle Corp., 4.30%, 7/8/34	20,000	22,252
Oracle Corp., 4.00%, 7/15/46	20,000	21,315
		550,399
Specialty Retail — 0.1%
Home Depot, Inc. (The), 3.75%, 2/15/24	40,000	42,198
Home Depot, Inc. (The), 3.00%, 4/1/26	40,000	40,084
Home Depot, Inc. (The), 5.95%, 4/1/41	50,000	67,801
Lowe's Cos., Inc., 3.10%, 5/3/27	40,000	40,177
Lowe's Cos., Inc., 4.05%, 5/3/47	20,000	21,325
United Rentals North America, Inc., 4.625%, 7/15/23	20,000	20,753
		232,338
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc., 2.85%, 5/6/21	30,000	30,493
Apple, Inc., 3.00%, 2/9/24	20,000	20,266
Apple, Inc., 2.75%, 1/13/25	30,000	29,760
Apple, Inc., 2.50%, 2/9/25	140,000	136,604
Apple, Inc., 3.20%, 5/11/27	60,000	60,816
Apple, Inc., 2.90%, 9/12/27	20,000	19,782
Dell International LLC / EMC Corp., 6.02%, 6/15/26(3)	150,000	165,624
Seagate HDD Cayman, 4.75%, 6/1/23	40,000	40,625
		503,970
Textiles, Apparel and Luxury Goods†
PVH Corp., 4.50%, 12/15/22	30,000	30,672
Wireless Telecommunication Services†
Sprint Communications, Inc., 9.00%, 11/15/18(3)	15,000	15,808
TOTAL CORPORATE BONDS (Cost $21,731,352)		22,217,827
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(5) — 9.0%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(6) — 1.1%
FHLMC, VRN, 1.82%, 1/15/18	13,215	13,618
FHLMC, VRN, 1.91%, 1/15/18	24,476	25,261
FHLMC, VRN, 2.08%, 1/15/18	18,064	18,702
FHLMC, VRN, 2.32%, 1/15/18	67,318	67,441

	Shares/ Principal Amount	Value
FHLMC, VRN, 2.375%, 1/15/18	$261,545	$263,251
FHLMC, VRN, 2.48%, 1/15/18	72,573	73,737
FHLMC, VRN, 2.59%, 1/15/18	89,192	90,235
FHLMC, VRN, 2.84%, 1/15/18	43,555	44,032
FHLMC, VRN, 3.08%, 1/15/18	191,206	195,294
FHLMC, VRN, 3.20%, 1/15/18	33,635	35,519
FHLMC, VRN, 3.20%, 1/15/18	61,331	64,818
FHLMC, VRN, 3.32%, 1/15/18	33,303	35,013
FHLMC, VRN, 3.48%, 1/15/18	10,645	11,191
FHLMC, VRN, 3.56%, 1/15/18	17,919	18,808
FHLMC, VRN, 3.63%, 1/15/18	4,249	4,435
FHLMC, VRN, 3.64%, 1/15/18	11,509	12,196
FHLMC, VRN, 3.65%, 1/15/18	14,429	14,904
FHLMC, VRN, 4.06%, 1/15/18	16,868	17,537
FHLMC, VRN, 4.06%, 1/15/18	21,244	22,127
FNMA, VRN, 2.28%, 1/25/18	21,312	22,014
FNMA, VRN, 2.63%, 1/25/18	80,630	81,410
FNMA, VRN, 2.92%, 1/25/18	134,135	136,868
FNMA, VRN, 2.96%, 1/25/18	96,239	97,617
FNMA, VRN, 2.99%, 1/25/18	33,273	34,509
FNMA, VRN, 2.99%, 1/25/18	32,392	33,638
FNMA, VRN, 3.01%, 1/25/18	31,904	33,140
FNMA, VRN, 3.02%, 1/25/18	58,732	60,999
FNMA, VRN, 3.18%, 1/25/18	120,861	123,151
FNMA, VRN, 3.20%, 1/25/18	157,963	160,384
FNMA, VRN, 3.21%, 1/25/18	114,512	116,309
FNMA, VRN, 3.21%, 1/25/18	30,526	32,113
FNMA, VRN, 3.26%, 1/25/18	139,378	143,107
FNMA, VRN, 3.32%, 1/25/18	5,927	6,167
FNMA, VRN, 3.32%, 1/25/18	19,347	19,931
FNMA, VRN, 3.50%, 1/25/18	10,928	11,455
FNMA, VRN, 3.53%, 1/25/18	29,651	30,789
FNMA, VRN, 3.93%, 1/25/18	23,982	24,881
		2,196,601
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 7.9%
FHLMC, 4.50%, 1/1/19	7,284	7,391
FHLMC, 6.50%, 1/1/28	2,906	3,221
FHLMC, 6.50%, 6/1/29	2,914	3,229
FHLMC, 8.00%, 7/1/30	3,372	3,951
FHLMC, 5.50%, 12/1/33	74,609	83,537
FHLMC, 5.50%, 1/1/38	12,132	13,431
FHLMC, 6.00%, 8/1/38	18,510	20,828
FHLMC, 3.00%, 2/1/43	306,064	308,156
FNMA, 3.00%, 1/18/18(7)	1,500,000	1,500,417
FNMA, 3.50%, 1/18/18(7)	2,525,000	2,594,130
FNMA, 4.00%, 1/18/18(7)	846,000	885,236
FNMA, 4.50%, 1/18/18(7)	725,000	771,441

	Shares/ Principal Amount	Value
FNMA, 4.50%, 5/1/19	$5,102	$5,188
FNMA, 4.50%, 5/1/19	6,398	6,507
FNMA, 6.50%, 1/1/29	6,996	7,891
FNMA, 7.50%, 7/1/29	17,433	19,142
FNMA, 7.50%, 9/1/30	3,207	3,808
FNMA, 5.00%, 7/1/31	99,500	107,177
FNMA, 6.50%, 1/1/32	3,789	4,202
FNMA, 5.50%, 6/1/33	21,468	23,807
FNMA, 5.50%, 8/1/33	46,031	51,090
FNMA, 5.00%, 11/1/33	123,494	134,240
FNMA, 5.50%, 1/1/34	43,522	48,304
FNMA, 5.00%, 4/1/35	97,222	105,688
FNMA, 4.50%, 9/1/35	58,303	62,327
FNMA, 5.00%, 2/1/36	95,826	104,166
FNMA, 5.50%, 1/1/37	69,590	77,093
FNMA, 5.50%, 2/1/37	16,535	18,313
FNMA, 6.00%, 7/1/37	105,587	118,434
FNMA, 6.50%, 8/1/37	24,416	26,776
FNMA, 5.00%, 4/1/40	161,990	174,950
FNMA, 5.00%, 6/1/40	118,206	127,689
FNMA, 3.50%, 1/1/41	336,935	348,208
FNMA, 4.00%, 1/1/41	515,246	547,970
FNMA, 4.00%, 5/1/41	112,702	118,494
FNMA, 5.00%, 6/1/41	135,269	146,097
FNMA, 4.50%, 7/1/41	138,141	148,845
FNMA, 4.50%, 9/1/41	34,877	37,373
FNMA, 4.00%, 12/1/41	187,553	198,517
FNMA, 4.00%, 1/1/42	54,284	57,067
FNMA, 4.00%, 1/1/42	202,365	212,757
FNMA, 3.50%, 5/1/42	357,940	369,933
FNMA, 3.50%, 6/1/42	87,293	90,276
FNMA, 3.50%, 5/1/45	678,127	699,193
FNMA, 6.50%, 8/1/47	4,099	4,420
FNMA, 6.50%, 9/1/47	4,817	5,177
FNMA, 6.50%, 9/1/47	289	311
FNMA, 6.50%, 9/1/47	2,533	2,719
FNMA, 6.50%, 9/1/47	1,857	1,992
FNMA, 3.50%, 10/1/47	1,483,493	1,525,383
GNMA, 3.00%, 1/24/18(7)	500,000	504,439
GNMA, 3.50%, 1/24/18(7)	525,000	543,154
GNMA, 4.00%, 1/24/18(7)	1,000,000	1,043,078
GNMA, 7.00%, 4/20/26	10,080	11,422
GNMA, 7.50%, 8/15/26	5,884	6,630
GNMA, 7.00%, 2/15/28	2,847	2,854
GNMA, 7.50%, 2/15/28	2,712	2,729
GNMA, 6.50%, 5/15/28	474	526
GNMA, 6.50%, 5/15/28	1,504	1,670

	Shares/ Principal Amount	Value
GNMA, 7.00%, 12/15/28	$2,561	$2,567
GNMA, 7.00%, 5/15/31	19,809	22,882
GNMA, 5.50%, 11/15/32	47,353	52,648
GNMA, 4.50%, 1/15/40	43,290	45,779
GNMA, 4.50%, 5/20/41	114,529	121,455
GNMA, 4.50%, 6/15/41	65,093	70,059
GNMA, 4.00%, 12/15/41	221,197	231,942
GNMA, 3.50%, 7/20/42	85,105	88,542
GNMA, 2.50%, 7/20/46	203,533	199,155
GNMA, 2.50%, 8/20/46	134,902	132,002
		15,020,025
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $17,131,726)		17,216,626
COLLATERALIZED MORTGAGE OBLIGATIONS(5) — 2.9%
Private Sponsor Collateralized Mortgage Obligations — 1.9%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	4,580	4,625
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.46%, 1/1/18(6)	38,378	38,751
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 1/1/18(3)(6)	117,607	119,961
Agate Bay Mortgage Trust, Series 2014-2, Class A14, VRN, 3.75%, 1/1/18(3)(6)	46,852	47,967
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.83%, 1/1/18(6)	34,161	34,100
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 3.37%, 1/1/18(6)	37,215	36,305
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.16%, 1/1/18(6)	30,546	30,300
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.54%, 1/1/18(6)	9,710	9,652
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 3.18%, 1/1/18, resets annually off the 1-year H15T1Y plus 2.15%	25,921	26,238
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	1,390	1,352
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 1/1/18(3)(6)	93,196	94,588
CSMC Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 1/1/18(3)(6)	243,348	246,221
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.35%, 1/1/18(6)	11,492	11,493
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 3.35%, 1/1/18(6)	13,662	13,543
Flagstar Mortgage Trust, Series 2017-2, Class A5 SEQ, VRN, 3.50%, 1/1/18(3)(6)	238,066	241,241
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 3.24%, 1/1/18(6)	27,967	27,755
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.54%, 1/1/18(6)	23,232	23,417
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.66%, 1/1/18(6)	41,443	41,780
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.47%, 1/1/18(6)	93,881	96,091

	Shares/ Principal Amount	Value
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.53%, 1/1/18(6)	$22,017	$22,250
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 3.53%, 1/1/18(6)	17,956	18,041
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.69%, 1/1/18(6)	7,922	7,931
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.67%, 1/1/18(6)	16,393	16,642
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 1/1/18(3)(6)	30,198	30,089
JPMorgan Mortgage Trust, Series 2016-4, Class A3, VRN, 3.50%, 1/1/18(3)(6)	84,726	86,120
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 1/1/18(3)(6)	185,452	188,512
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.47%, 1/1/18(6)	110,169	113,333
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.27%, 1/25/18(6)	63,254	62,710
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.04%, 1/1/18(6)	38,163	37,826
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 1/1/18(3)(6)	101,947	105,917
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.90%, 1/1/18(6)	1,701	1,756
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 1/1/18(6)	5,255	5,295
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(3)	20,818	21,655
Sequoia Mortgage Trust, Series 2017-1, Class A1, VRN, 3.50%, 1/1/18(3)(6)	93,396	95,194
Sequoia Mortgage Trust, Series 2017-5, Class A4 SEQ, VRN, 3.50%, 1/1/18(3)(6)	137,288	139,650
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 1/1/18(3)(6)	290,441	295,950
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 1/1/18(3)(6)	689,786	704,597
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 1/1/18(3)(6)	46,317	45,439
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 3.45%, 1/1/18(6)	13,070	13,661
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.37%, 1/1/18(6)	65,024	65,405
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 2.29%, 1/25/18, resets monthly off the 1-month LIBOR plus 0.74%	57,085	54,541
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.08%, 1/1/18(6)	92,871	91,573
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 3.51%, 1/1/18(6)	18,158	18,603
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.74%, 1/1/18(6)	20,802	21,235
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	13,018	12,878
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	29,136	30,000
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.47%, 1/1/18(6)	68,934	72,604

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 3.47%, 1/1/18(6)	$21,104	$21,770
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 3.47%, 1/1/18(6)	40,847	42,033
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.48%, 1/1/18(6)	17,355	17,581
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 3.35%, 1/1/18(6)	31,974	32,206
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	21,267	21,295
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	14,341	14,238
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	11,631	11,730
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	7,791	7,988
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	3,971	4,163
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 3.81%, 1/1/18(6)	15,576	14,895
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	26,831	28,319
		3,741,005
U.S. Government Agency Collateralized Mortgage Obligations — 1.0%
FHLMC, Series 2016-DNA4, Class M2, VRN, 2.85%, 1/25/18, resets monthly off the 1-month LIBOR plus 1.30%	150,000	152,276
FHLMC, Series 2016-HQA3, Class M2, VRN, 2.90%, 1/25/18, resets monthly off the 1-month LIBOR plus 1.35%	75,000	76,121
FHLMC, Series 2017-DNA2, Class M1, VRN, 2.75%, 1/25/18, resets monthly off the 1-month LIBOR plus 1.20%	38,581	39,196
FHLMC, Series KF29, Class A, VRN, 1.73%, 1/25/18, resets monthly off the 1-month LIBOR plus 0.36%	296,573	297,397
FHLMC, Series KF31, Class A, VRN, 1.74%, 1/25/18, resets monthly off the 1-month LIBOR plus 0.37%	370,000	371,271
FHLMC, Series KF32, Class A, VRN, 1.74%, 1/25/18, resets monthly off the 1-month LIBOR plus 0.37%	349,950	351,154
FNMA, Series 2014-C02, Class 1M2, VRN, 4.15%, 1/25/18, resets monthly off the 1-month LIBOR plus 2.60%	85,000	90,286
FNMA, Series 2014-C02, Class 2M2, VRN, 4.15%, 1/25/18, resets monthly off the 1-month LIBOR plus 2.60%	123,362	129,334
FNMA, Series 2016-C04, Class 1M1, VRN, 3.00%, 1/25/18, resets monthly off the 1-month LIBOR plus 1.45%	58,786	59,367
FNMA, Series 2016-C05, Class 2M1, VRN, 2.90%, 1/25/18, resets monthly off the 1-month LIBOR plus 1.35%	60,089	60,463
FNMA, Series 2017-C01, Class 1M1, VRN, 2.85%, 1/25/18, resets monthly off the 1-month LIBOR plus 1.30%	109,832	110,976
FNMA, Series 2017-C03, Class 1M1, VRN, 2.50%, 1/25/18, resets monthly off the 1-month LIBOR plus 0.95%	124,409	125,419
		1,863,260
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,582,913)		5,604,265
ASSET-BACKED SECURITIES(5) — 2.0%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(3)	300,000	300,516
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(3)	104,607	103,992

	Shares/ Principal Amount	Value
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, VRN, 2.15%, 1/22/18, resets monthly off the 1-month LIBOR plus 0.62%	$250,000	$253,177
Colony American Homes, Series 2014-2A, Class A, VRN, 2.43%, 1/17/18, resets monthly off the 1-month LIBOR plus 0.95%(3)	99,225	99,478
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 2.73%, 1/17/18, resets monthly off the 1-month LIBOR plus 1.25%(3)	248,799	250,504
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(3)	35,329	35,301
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(3)	48,194	48,172
Enterprise Fleet Financing LLC, Series 2017-1, Class A2 SEQ, 2.13%, 7/20/22(3)	97,849	97,869
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 SEQ, 1.97%, 1/20/23(3)	250,000	249,562
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(3)	425,000	424,449
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	16,344	16,234
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	71,736	70,648
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(3)	83,749	83,203
Honda Auto Receivables Owner Trust, Series 2017-1, Class A2 SEQ, 1.42%, 7/22/19	101,089	100,957
Hyundai Auto Receivables Trust, Series 2017-A, Class A2A SEQ, 1.48%, 2/18/20	261,503	261,418
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(3)	38,953	38,423
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(3)	42,880	42,683
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(3)	68,537	67,807
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(3)	216,291	214,491
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 2.86%, 1/17/18, resets monthly off the 1-month LIBOR plus 1.40%(3)	75,000	75,794
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(3)	60,544	60,687
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(3)	45,241	45,141
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(3)	28,130	28,032
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 1/25/18(3)(6)	55,062	56,023
Towd Point Mortgage Trust, Series 2017-2, Class A1, VRN, 2.75%, 1/25/18(3)(6)	109,131	109,169
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 1/25/18(3)(6)	271,548	271,252
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	15,454	16,142
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(3)	130,062	128,946
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(3)	210,855	208,033
TOTAL ASSET-BACKED SECURITIES (Cost $3,763,195)		3,758,103

	Shares/ Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES(5) — 1.9%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 2.05%, 1/15/18, resets monthly off the 1-month LIBOR plus 0.80%(3)	$125,000	$125,012
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(3)	100,000	101,431
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	200,000	203,037
COMM Mortgage Trust, Series 2017-PANW, Class A, 3.24%, 10/10/29(3)	175,000	176,865
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, VRN, 4.43%, 1/1/18(6)	125,000	133,365
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 1/1/18(6)	125,000	132,359
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 1/1/18(6)	125,000	130,725
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 1/1/18(6)	100,000	101,876
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 8/10/49	50,000	48,548
Commercial Mortgage Trust, Series 2016-CD2, Class A4, VRN, 3.53%, 1/1/18(6)	150,000	155,225
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(3)	200,000	203,207
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(3)	150,000	152,521
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 2.18%, 1/15/18, resets monthly off the 1-month LIBOR plus 0.70%(3)	250,000	250,452
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(3)	250,000	244,699
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 1/15/18(3)(6)	400,000	406,748
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 1/15/18(6)	75,000	77,047
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, 3/15/50	170,000	174,538
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4, 4.17%, 12/15/46	50,000	53,468
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	75,000	80,214
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 2.38%, 1/15/18, resets monthly off the 1-month LIBOR plus 0.90%(3)	150,000	150,101
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.82%, 8/15/49	100,000	98,162
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	150,000	151,719
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 1/13/18(3)(6)	125,000	125,885
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3, 3.20%, 6/15/50	130,000	130,847
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,606,063)		3,608,051
MUNICIPAL SECURITIES — 0.5%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	20,000	28,925
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	25,000	34,593
Houston GO, 3.96%, 3/1/47	25,000	25,774

	Shares/ Principal Amount	Value
Los Angeles Community College District GO, 6.68%, 8/1/36	$20,000	$28,353
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	25,000	33,202
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	15,000	21,490
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	20,000	24,295
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	65,000	100,581
New York City Water & Sewer System Rev., 5.95%, 6/15/42	45,000	63,058
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	30,000	34,628
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	40,000	49,599
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	45,000	52,172
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	40,000	49,243
Sacramento Municipal Utility District Electric Rev., 6.16%, 5/15/36	25,000	32,291
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	25,000	30,175
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	20,000	29,961
Santa Clara Valley Transportation Auth. Sales Tax Rev., (Build America Bonds), 5.88%, 4/1/32	30,000	36,412
State of California GO, 7.55%, 4/1/39	20,000	31,553
State of California GO, 7.30%, 10/1/39	30,000	44,862
State of California GO, (Building Bonds), 7.60%, 11/1/40	20,000	32,024
State of Illinois GO, 5.10%, 6/1/33	40,000	40,004
State of Oregon Department of Transportation Rev., (Building Bonds), 5.83%, 11/15/34	20,000	25,815
TOTAL MUNICIPAL SECURITIES (Cost $732,155)		849,010
U.S. GOVERNMENT AGENCY SECURITIES — 0.4%
FNMA, 2.125%, 4/24/26	40,000	38,633
FNMA, 6.625%, 11/15/30	500,000	703,903
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $706,459)		742,536
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.1%
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21	30,000	31,710
Italy†
Republic of Italy Government International Bond, 6.875%, 9/27/23	30,000	35,493
Mexico — 0.1%
Mexico Government International Bond, MTN, 4.75%, 3/8/44	60,000	60,810
Peru†
Peruvian Government International Bond, 6.55%, 3/14/37	10,000	13,575
Peruvian Government International Bond, 5.625%, 11/18/50	30,000	38,565
		52,140
Poland†
Republic of Poland Government International Bond, 3.00%, 3/17/23	10,000	10,184
Republic of Poland Government International Bond, 5.125%, 4/21/21	35,000	37,927
		48,111
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	20,000	20,150
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $228,117)		248,414

	Shares/ Principal Amount	Value
TEMPORARY CASH INVESTMENTS — 2.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $3,780,437)	3,780,437	$3,780,437
TOTAL INVESTMENT SECURITIES — 103.8% (Cost $171,857,434)		198,631,371
OTHER ASSETS AND LIABILITIES — (3.8)%		(7,275,079)
TOTAL NET ASSETS — 100.0%		$191,356,292

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	8	March 2018	$800,000	$929,313	$(4,085)
U.S. Treasury 10-Year Notes	5	March 2018	$500,000	620,234	(3,683)
U.S. Treasury 10-Year Ultra Notes	8	March 2018	$800,000	1,068,500	(4,826)
U.S. Treasury Long Bonds	4	March 2018	$400,000	612,000	(853)
				$3,230,047	$(13,447)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type*	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid/ Received	Unrealized Appreciation (Depreciation)	Value**
Markit CDX North America Investment Grade Index Series 29	Sell	1.00%	12/20/22	$1,000,000	$19,246	$4,916	$24,162

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.17%	5/10/27	$500,000	$505	$307	$812

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.	CPURNSA	Receive	2.26%	11/15/26	$500,000	$(3,385)
Bank of America N.A.	CPURNSA	Receive	2.29%	11/16/26	$500,000	(4,699)
Bank of America N.A.	CPURNSA	Receive	2.28%	11/21/26	$500,000	(4,187)
						$(12,271)
*Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $102,524.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $9,137,712, which represented 4.8% of total net assets.

(4)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(7)	Forward commitment. Settlement date is indicated.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2017
Assets
Investment securities, at value (cost of $171,857,434)	$198,631,371
Receivable for investments sold	58,575
Receivable for capital shares sold	161,925
Receivable for variation margin on futures contracts	5,141
Receivable for variation margin on swap agreements	996
Dividends and interest receivable	531,895
199,389,903

Liabilities
Payable for investments purchased	7,866,207
Payable for capital shares redeemed	19,584
Swap agreements, at value	12,271
Accrued management fees	124,261
Distribution fees payable	11,288
8,033,611

Net Assets	$191,356,292

Net Assets Consist of:
Capital (par value and paid-in surplus)	$163,723,635
Distributions in excess of net investment income	(333)
Undistributed net realized gain	879,548
Net unrealized appreciation	26,753,442
$191,356,292

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$136,993,115	18,187,856	$7.53
Class II, $0.01 Par Value	$54,363,177	7,216,236	$7.53

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $428)	$2,108,381
Interest	1,751,824
3,860,205

Expenses:
Management fees	1,499,641
Distribution fees - Class II	95,548
Directors' fees and expenses	5,014
Other expenses	4,576
1,604,779
Fees waived(1)	(180,192)
1,424,587

Net investment income (loss)	2,435,618

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,181,644
Forward foreign currency exchange contract transactions	(31,306)
Futures contract transactions	12,571
Swap agreement transactions	19,819
Foreign currency translation transactions	(582)
6,182,146

Change in net unrealized appreciation (depreciation) on:
Investments	13,050,630
Forward foreign currency exchange contracts	7,383
Futures contracts	(12,980)
Swap agreements	(17,557)
Translation of assets and liabilities in foreign currencies	982
13,028,458

Net realized and unrealized gain (loss)	19,210,604

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,646,222

(1)	Amount consists of $137,865 and $42,327 for Class I and Class II, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2017 AND DECEMBER 31, 2016
Increase (Decrease) in Net Assets	December 31, 2017	December 31, 2016
Operations
Net investment income (loss)	$2,435,618	$1,823,727
Net realized gain (loss)	6,182,146	1,964,642
Change in net unrealized appreciation (depreciation)	13,028,458	4,005,343
Net increase (decrease) in net assets resulting from operations	21,646,222	7,793,712

Distributions to Shareholders
From net investment income:
Class I	(1,994,402)	(1,827,502)
Class II	(541,016)	(82,398)
From net realized gains:
Class I	(4,937,877)	(5,081,856)
Class II	(1,751,718)	—
Decrease in net assets from distributions	(9,225,013)	(6,991,756)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	39,534,228	21,895,747

Net increase (decrease) in net assets	51,955,437	22,697,703

Net Assets
Beginning of period	139,400,855	116,703,152
End of period	$191,356,292	$139,400,855

Undistributed (distributions in excess of) net investment income	$(333)	$127,652

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2017

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The fund offers Class I and Class II. Sale of Class II commenced on May 2, 2016.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American

Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The management fee schedule ranges from 0.80% to 0.90% for each class. From January 1, 2017 through July 31, 2017, the investment advisor agreed to waive 0.09% of the fund's management fee. Effective August 1, 2017, the investment advisor agreed to waive 0.13% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors. The effective annual management fee before waiver for each class for the period ended December 31, 2017 was 0.90%. The effective annual management fee after waiver for each class for the period ended December 31, 2017 was 0.79%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,264,886 and $899,636, respectively. The effect of interfund transactions on the Statement of Operations was $56,565 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended December 31, 2017 totaled $226,306,637, of which $111,767,253 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended December 31, 2017 totaled $192,448,587, of which $100,066,485 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2017		Year ended December 31, 2016(1)
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	150,000,000		150,000,000
Sold	2,362,732	$17,325,100	2,291,393	$15,761,264
Issued in reinvestment of distributions	937,164	6,932,279	1,035,110	6,909,358
Redeemed	(2,297,832)	(16,868,807)	(2,976,120)	(20,317,476)
	1,002,064	7,388,572	350,383	2,353,146
Class II/Shares Authorized	75,000,000		75,000,000
Sold	4,881,127	35,697,379	2,978,190	20,602,114
Issued in reinvestment of distributions	308,358	2,292,734	11,826	82,398
Redeemed	(797,459)	(5,844,457)	(165,806)	(1,141,911)
	4,392,026	32,145,656	2,824,210	19,542,601
Net increase (decrease)	5,394,090	$39,534,228	3,174,593	$21,895,747

(1)	May 2, 2016 (commencement of sale) through December 31, 2016 for Class II.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$113,362,453	—	—
U.S. Treasury Securities	—	$27,243,649	—
Corporate Bonds	—	22,217,827	—
U.S. Government Agency Mortgage-Backed Securities	—	17,216,626	—
Collateralized Mortgage Obligations	—	5,604,265	—
Asset-Backed Securities	—	3,758,103	—
Commercial Mortgage-Backed Securities	—	3,608,051	—
Municipal Securities	—	849,010	—
U.S. Government Agency Securities	—	742,536	—
Sovereign Governments and Agencies	—	248,414	—
Temporary Cash Investments	3,780,437	—	—
	$117,142,890	$81,488,481	—
Other Financial Instruments
Swap Agreements	—	$24,974	—

Liabilities
Other Financial Instruments
Futures Contracts	$13,447	—	—
Swap Agreements	—	$12,271	—
	$13,447	$12,271	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation
(depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $1,000,000.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $827,557.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $2,725,000 futures contracts purchased and $300,000 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $1,833,333.

Value of Derivative Instruments as of December 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$204	Payable for variation margin on swap agreements*	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	5,141	Payable for variation margin on futures contracts*	—
Other Contracts	Swap agreements	—	Swap agreements	$12,271
Other Contracts	Receivable for variation margin on swap agreements*	792	Payable for variation margin on swap agreements*	—
		$6,137		$12,271

*	Included in the unrealized appreciation (depreciation) on centrally cleared swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$19,819	Change in net unrealized appreciation (depreciation) on swap agreements	$(360)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	35,757	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(31,306)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	7,383
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(23,186)	Change in net unrealized appreciation (depreciation) on futures contracts	(12,980)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(17,197)
		$1,084		$(23,154)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$4,329,693	$1,909,900
Long-term capital gains	$4,895,320	$5,081,856

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$172,271,797
Gross tax appreciation of investments	$27,561,375
Gross tax depreciation of investments	(1,201,801)
Net tax appreciation (depreciation) of investments	26,359,574
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(7,381)
Net tax appreciation (depreciation)	$26,352,193
Other book-to-tax adjustments	$(3,222)
Undistributed ordinary income	$644,976
Accumulated long-term gains	$638,710

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2017	$6.97	0.11	0.84	0.95	(0.11)	(0.28)	(0.39)	$7.53	13.91%	0.80%	0.91%	1.52%	1.41%	114%	$136,993
2016	$6.93	0.10	0.36	0.46	(0.11)	(0.31)	(0.42)	$6.97	6.99%	0.82%	0.90%	1.53%	1.45%	101%	$119,724
2015	$7.97	0.12	(0.29)	(0.17)	(0.13)	(0.74)	(0.87)	$6.93	(2.57)%	0.81%	0.90%	1.58%	1.49%	95%	$116,703
2014	$8.08	0.11	0.62	0.73	(0.12)	(0.72)	(0.84)	$7.97	9.85%	0.86%	0.90%	1.47%	1.43%	67%	$138,155
2013	$7.13	0.12	1.10	1.22	(0.12)	(0.15)	(0.27)	$8.08	17.43%	0.90%	0.90%	1.52%	1.52%	75%	$132,656
Class II
2017	$6.97	0.09	0.85	0.94	(0.10)	(0.28)	(0.38)	$7.53	13.63%	1.05%	1.16%	1.27%	1.16%	114%	$54,363
2016(3)	$6.72	0.05	0.26	0.31	(0.06)	—	(0.06)	$6.97	4.67%	1.06%(4)	1.15%(4)	1.13%(4)	1.04%(4)	101%(5)	$19,677

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

(3)	May 2, 2016 (commencement of sale) through December 31, 2016.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2016.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Balanced Fund of the American Century Variable Portfolios, Inc. as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Kansas City, Missouri
February 12, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$3,351,561,632	$116,688,349
Barry Fink	$3,347,412,874	$120,837,107
Jan M. Lewis	$3,352,360,806	$115,889,175
Stephen E. Yates	$3,350,865,489	$117,384,492
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $1,874,052, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $4,895,320, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2017.

The fund hereby designates $1,797,528 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2017.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91439 1802

Annual Report

December 31, 2017

VP Capital Appreciation Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVCIX	21.79%	12.65%	6.66%	—	11/20/87
Russell Midcap Growth Index	—	25.27%	15.30%	9.09%	—	—
Class II	AVCWX	21.67%	—	—	9.84%	4/25/14
Class Y	AVCYX	—	—	—	6.78%	9/22/17
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2017
Class I — $19,058

Russell Midcap Growth Index — $23,895

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II	Class Y
1.00%	1.15%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Greg Walsh and Nalin Yogasundram

Portfolio manager David Hollond retired from American Century Investments in April 2017.

Performance Summary

VP Capital Appreciation returned 21.79%* for the 12 months ended December 31, 2017, lagging the 25.27% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

U.S. stock indices delivered strong returns during the reporting period. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell Midcap Growth Index, returns were largely driven by the strong performance of information technology, health care, and financials stocks. Energy was the only sector that posted a negative return.

The fund’s underperformance relative to the benchmark was primarily due to stock selection in the information technology sector. Stock choices in health care and materials also detracted. Stock decisions in the real estate sector aided relative performance.

Information Technology Stocks Led Detractors

In the information technology sector, stock decisions among semiconductor and semiconductor equipment companies weighed on performance versus the benchmark. Visual computing chip company NVIDIA hindered results, due to an underweight position. The holding was eliminated during the period. The company’s gaming and data center businesses have continued to perform well, with the data center segment accelerating.

Among other significant detractors, Newell Brands, which owns several solid consumer brands such as Rubbermaid, detracted. Although Newell has done well, its end markets have decelerated. The company revised its profit forecast down due to Hurricane Harvey, which hurt its resin suppliers in Texas and Louisiana. Resin is a key component of many Newell products. Molson Coors Brewing was a key detractor. The company reported tepid revenue and slow margin improvements and offered weak earnings guidance.

Pizza chain Papa John’s International detracted after reporting poor results with lower revenue, which the company attributed to lower television ratings for NFL games amid a controversy over kneeling for the national anthem. In December, the company’s founder stepped down as CEO, causing a further decline. O’Reilly Automotive reported sales that missed expectations and warned of weak consumer demand, which drove the stock significantly lower. Investors are also fearful of increased competition from Amazon.com in a space that previously seemed relatively immune from online threats.

Real Estate Benefited Performance

Stock selection within the real estate sector was a significant contributor to relative performance. Although none of our positions were top-10 contributors for the year, we benefited from not owning several poor performers as expectations for rising interest rates weighed on the sector.

* All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Major contributors included Teleflex. The medical device maker outperformed on solid earnings results and a positive outlook that topped expectations. Teleflex also announced the acquisition of a large urology treatment provider, which we think will augment growth and profitability. We built the portfolio’s position as the stock sold off in the fourth quarter of 2016 amid concerns about the impact of the elections on health care stocks. Health care firm Baxter International was a top contributor. The maker of products to treat a variety of diseases, including kidney and immune disorders, reported modestly better-than-expected results. Margins have improved under the company’s new CEO, who instituted a cost-cutting program and improved the diversification of its product portfolio through profitable acquisitions that are accretive.

Owning semiconductor manufacturer Broadcom aided results. The company reported good earnings. It is shifting from relying on mergers and acquisitions to generating free cash flow, which is bringing in a new investor base. Panera Bread was a significant contributor and was eliminated from the portfolio following the announcement that it would be acquired by JAB Holding.

Outlook

VP Capital Appreciation continues to invest in companies where fundamentals are strong and improving but share price performance does not fully reflect these factors. Our process is based on individual security selection, but broad themes have emerged.

At the end of the period, the portfolio’s largest overweight allocation relative to the benchmark was in the health care sector, where there is now greater clarity about possible changes to the Affordable Care Act and increased regulation of prescription drug pricing. Also, mergers and acquisitions are increasing as large biotechnology and pharmaceuticals companies are experiencing decelerating growth and weaker pipelines and are looking for growth by purchasing smaller companies. The fund was also overweight information technology, largely due to individual stocks meeting our criteria. Within the sector, a tailwind appeared to be forming from enterprises wanting to “modernize” their on-premise infrastructure in preparation for deeper cloud penetration.

The consumer discretionary sector continued to be the largest underweight, but we narrowed the underweight during the last quarter. The shift reflected the benefits of tax reform, which lowered tax rates for U.S. companies and should bolster consumer spending. We have been underweight materials for some time as the sector shows an absence of secular growth. The portfolio has no positions in telecommunication services. This smaller benchmark component does not typically provide the kind of growth opportunities we look for. Additionally, wireless carriers have been under considerable competitive pressure to offer discount pricing on their plans.

5

Fund Characteristics

DECEMBER 31, 2017
Top Ten Holdings	% of net assets
DXC Technology Co.	2.4%
Zoetis, Inc.	2.2%
Teleflex, Inc.	1.9%
Red Hat, Inc.	1.9%
O'Reilly Automotive, Inc.	1.7%
Vantiv, Inc., Class A	1.6%
SEI Investments Co.	1.6%
Verisk Analytics, Inc.	1.6%
Illumina, Inc.	1.5%
Palo Alto Networks, Inc.	1.4%

Top Five Industries	% of net assets
Software	9.6%
Machinery	6.5%
IT Services	6.3%
Semiconductors and Semiconductor Equipment	6.0%
Health Care Equipment and Supplies	5.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Exchange-Traded Funds	0.4%
Total Equity Exposure	99.3%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	(0.1)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period(1) 7/1/17 - 12/31/17	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,095.30	$5.12	0.97%
Class II	$1,000	$1,095.20	$5.91	1.12%
Class Y	$1,000	$1,067.80(2)	$1.77(3)	0.62%
Hypothetical
Class I	$1,000	$1,020.32	$4.94	0.97%
Class II	$1,000	$1,019.56	$5.70	1.12%
Class Y	$1,000	$1,022.08(4)	$3.16(4)	0.62%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Ending account value based on actual return from September 22, 2017 (commencement of sale) through December 31, 2017.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 101, the number of days in the period from September 22, 2017 (commencement of sale) through December 31, 2017, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

8

Schedule of Investments

DECEMBER 31, 2017

	Shares	Value
COMMON STOCKS — 98.9%
Aerospace and Defense — 1.3%
L3 Technologies, Inc.	34,102	$6,747,081
Air Freight and Logistics — 1.0%
XPO Logistics, Inc.(1)	56,584	5,182,528
Airlines — 0.6%
American Airlines Group, Inc.	58,663	3,052,236
Auto Components — 1.2%
Aptiv plc	41,731	3,540,041
Delphi Technologies plc(1)	49,811	2,613,583
		6,153,624
Banks — 2.2%
SVB Financial Group(1)	21,321	4,984,210
Zions Bancorporation	124,522	6,329,453
		11,313,663
Beverages — 3.7%
Brown-Forman Corp., Class B	74,180	5,093,941
Constellation Brands, Inc., Class A	23,525	5,377,109
Molson Coors Brewing Co., Class B	37,999	3,118,578
Monster Beverage Corp.(1)	93,476	5,916,096
		19,505,724
Biotechnology — 3.4%
Alexion Pharmaceuticals, Inc.(1)	35,943	4,298,423
BioMarin Pharmaceutical, Inc.(1)	61,296	5,465,764
Exelixis, Inc.(1)	93,561	2,844,255
Incyte Corp.(1)	29,865	2,828,514
Neurocrine Biosciences, Inc.(1)	32,718	2,538,590
		17,975,546
Building Products — 1.7%
Fortune Brands Home & Security, Inc.	70,350	4,814,754
Lennox International, Inc.	19,738	4,110,636
		8,925,390
Capital Markets — 4.8%
Affiliated Managers Group, Inc.	21,317	4,375,314
Cboe Global Markets, Inc.	49,797	6,204,208
S&P Global, Inc.	35,398	5,996,421
SEI Investments Co.	116,954	8,404,315
		24,980,258
Chemicals — 1.2%
FMC Corp.	34,867	3,300,510
Scotts Miracle-Gro Co. (The)	25,652	2,744,508
		6,045,018
Commercial Services and Supplies — 0.9%
Brink's Co. (The)	58,018	4,566,016
Communications Equipment — 1.4%
Palo Alto Networks, Inc.(1)	52,180	7,562,969

9

	Shares	Value
Construction and Engineering — 0.5%
Jacobs Engineering Group, Inc.	43,582	$2,874,669
Construction Materials — 0.9%
Vulcan Materials Co.	38,538	4,947,123
Containers and Packaging — 2.9%
Ball Corp.	174,120	6,590,442
Packaging Corp. of America	45,706	5,509,858
Sealed Air Corp.	68,458	3,374,980
		15,475,280
Distributors — 0.8%
LKQ Corp.(1)	108,786	4,424,327
Electrical Equipment — 0.7%
AMETEK, Inc.	54,289	3,934,324
Electronic Equipment, Instruments and Components — 4.5%
CDW Corp.	41,780	2,903,292
Dolby Laboratories, Inc., Class A	87,747	5,440,314
Flextronics International Ltd.(1)	291,940	5,252,001
National Instruments Corp.	131,239	5,463,480
Trimble, Inc.(1)	106,938	4,345,960
		23,405,047
Equity Real Estate Investment Trusts (REITs) — 2.9%
Crown Castle International Corp.	46,847	5,200,485
Equinix, Inc.	8,266	3,746,317
SBA Communications Corp.(1)	37,240	6,083,526
		15,030,328
Food and Staples Retailing — 0.6%
Costco Wholesale Corp.	15,527	2,889,885
Health Care Equipment and Supplies — 5.4%
Align Technology, Inc.(1)	26,927	5,982,910
Baxter International, Inc.	75,925	4,907,792
Hill-Rom Holdings, Inc.	35,765	3,014,632
Teleflex, Inc.	40,930	10,184,202
West Pharmaceutical Services, Inc.	42,686	4,211,828
		28,301,364
Health Care Providers and Services — 1.8%
Amedisys, Inc.(1)	91,690	4,832,980
Humana, Inc.	19,262	4,778,324
		9,611,304
Hotels, Restaurants and Leisure — 4.5%
Darden Restaurants, Inc.	32,358	3,107,015
Domino's Pizza, Inc.	8,672	1,638,661
Hilton Worldwide Holdings, Inc.	45,749	3,653,515
Las Vegas Sands Corp.	56,564	3,930,633
MGM Resorts International	80,044	2,672,669
Papa John's International, Inc.	36,430	2,044,087
Vail Resorts, Inc.	20,080	4,266,398
Yum! Brands, Inc.	31,925	2,605,399
		23,918,377
Household Durables — 1.1%
Mohawk Industries, Inc.(1)	19,889	5,487,375

10

	Shares	Value
Newell Brands, Inc.	17,173	$530,646
		6,018,021
Internet and Direct Marketing Retail — 1.6%
Expedia, Inc.	46,865	5,613,021
Wayfair, Inc., Class A(1)	36,710	2,946,712
		8,559,733
Internet Software and Services — 1.4%
eBay, Inc.(1)	71,083	2,682,672
LogMeIn, Inc.	39,805	4,557,673
		7,240,345
IT Services — 6.3%
Booz Allen Hamilton Holding Corp.	138,168	5,268,346
DXC Technology Co.	130,760	12,409,124
Fidelity National Information Services, Inc.	34,927	3,286,281
First Data Corp., Class A(1)	234,190	3,913,315
Vantiv, Inc., Class A(1)	114,528	8,423,534
		33,300,600
Life Sciences Tools and Services — 2.2%
Bio-Techne Corp.	27,015	3,499,793
Illumina, Inc.(1)	37,083	8,102,265
		11,602,058
Machinery — 6.5%
Ingersoll-Rand plc	47,827	4,265,690
John Bean Technologies Corp.	39,344	4,359,315
Kennametal, Inc.	100,224	4,851,844
Middleby Corp. (The)(1)	54,335	7,332,508
Parker-Hannifin Corp.	37,124	7,409,208
Snap-on, Inc.	16,264	2,834,815
WABCO Holdings, Inc.(1)	22,501	3,228,894
		34,282,274
Multiline Retail — 2.0%
Dollar General Corp.	47,310	4,400,303
Dollar Tree, Inc.(1)	58,146	6,239,647
		10,639,950
Oil, Gas and Consumable Fuels — 1.3%
Concho Resources, Inc.(1)	46,091	6,923,790
Pharmaceuticals — 2.9%
Jazz Pharmaceuticals plc(1)	25,769	3,469,796
Zoetis, Inc.	161,529	11,636,549
		15,106,345
Professional Services — 2.4%
IHS Markit Ltd.(1)	96,339	4,349,706
Verisk Analytics, Inc.(1)	85,561	8,213,856
		12,563,562
Road and Rail — 1.0%
Canadian Pacific Railway Ltd.	14,889	2,721,114
Norfolk Southern Corp.	19,109	2,768,894
		5,490,008
Semiconductors and Semiconductor Equipment — 6.0%
Advanced Micro Devices, Inc.(1)	313,952	3,227,427
Analog Devices, Inc.	52,369	4,662,412

11

	Shares	Value
Broadcom Ltd.	21,978	$5,646,148
KLA-Tencor Corp.	62,315	6,547,437
Lam Research Corp.	16,724	3,078,387
Maxim Integrated Products, Inc.	53,705	2,807,697
Xilinx, Inc.	79,167	5,337,439
		31,306,947
Software — 9.6%
Autodesk, Inc.(1)	51,073	5,353,983
Electronic Arts, Inc.(1)	65,034	6,832,472
Guidewire Software, Inc.(1)	72,123	5,355,854
Red Hat, Inc.(1)	83,264	10,000,006
ServiceNow, Inc.(1)	50,444	6,577,393
Splunk, Inc.(1)	72,223	5,982,953
Tyler Technologies, Inc.(1)	35,569	6,297,492
Zynga, Inc., Class A(1)	1,005,283	4,021,132
		50,421,285
Specialty Retail — 3.9%
Burlington Stores, Inc.(1)	51,855	6,379,721
O'Reilly Automotive, Inc.(1)	37,031	8,907,437
Ross Stores, Inc.	63,105	5,064,176
		20,351,334
Textiles, Apparel and Luxury Goods — 0.7%
Carter's, Inc.	30,439	3,576,278
Trading Companies and Distributors — 1.0%
United Rentals, Inc.(1)	31,544	5,422,729
Water Utilities — 0.1%
Evoqua Water Technologies Corp.(1)	15,083	357,618
TOTAL COMMON STOCKS (Cost $388,135,068)		519,984,958
EXCHANGE-TRADED FUNDS — 0.4%
iShares Russell Mid-Cap Growth ETF (Cost $2,219,056)	19,288	2,326,905
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 8/31/18 - 11/15/46, valued at $1,633,677), in a joint trading account at 1.10%, dated 12/29/17, due 1/2/18 (Delivery value $1,598,641)		1,598,446
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 11/15/24, valued at $2,669,125), at 0.54%, dated 12/29/17, due 1/2/18 (Delivery value $2,616,157)		2,616,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	25,470	25,470
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,239,916)		4,239,916
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $394,594,040)		526,551,779
OTHER ASSETS AND LIABILITIES — (0.1)%		(599,503)
TOTAL NET ASSETS — 100.0%		$525,952,276

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,397,279	CAD	3,080,460	Morgan Stanley	3/29/18	$(56,121)

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

DECEMBER 31, 2017
Assets
Investment securities, at value (cost of $394,594,040)	$526,551,779
Receivable for investments sold	1,964,523
Receivable for capital shares sold	45,436
Dividends and interest receivable	169,636
528,731,374

Liabilities
Payable for investments purchased	2,092,056
Payable for capital shares redeemed	313,679
Unrealized depreciation on forward foreign currency exchange contracts	56,121
Accrued management fees	316,887
Distribution fees payable	355
2,779,098

Net Assets	$525,952,276

Net Assets Consist of:
Capital (par value and paid-in surplus)	$391,886,249
Undistributed net investment income	56,121
Undistributed net realized gain	2,108,279
Net unrealized appreciation	131,901,627
$525,952,276

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$157,355,886	10,466,783	$15.03
Class II, $0.01 Par Value	$1,696,751	113,565	$14.94
Class Y, $0.01 Par Value	$366,899,639	24,382,482	$15.05

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED DECEMBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,601)	$4,159,653
Interest	27,196
4,186,849

Expenses:
Management fees	4,690,751
Distribution fees - Class II	3,791
Directors' fees and expenses	15,115
Other expenses	16,617
4,726,274
Fees waived(1)	(113,951)
4,612,323

Net investment income (loss)	(425,474)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	41,933,849
Forward foreign currency exchange contract transactions	(117,772)
Foreign currency translation transactions	(4,565)
41,811,512

Change in net unrealized appreciation (depreciation) on:
Investments	56,704,571
Forward foreign currency exchange contracts	(64,229)
Translation of assets and liabilities in foreign currencies	4,996
56,645,338

Net realized and unrealized gain (loss)	98,456,850

Net Increase (Decrease) in Net Assets Resulting from Operations	$98,031,376

(1)	Amount consists of $80,712, $350 and $32,889 for Class I, Class II and Class Y, respectively.

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2017 AND DECEMBER 31, 2016
Increase (Decrease) in Net Assets	December 31, 2017	December 31, 2016
Operations
Net investment income (loss)	$(425,474)	$(672,939)
Net realized gain (loss)	41,811,512	22,937,688
Change in net unrealized appreciation (depreciation)	56,645,338	(8,168,839)
Net increase (decrease) in net assets resulting from operations	98,031,376	14,095,910

Distributions to Shareholders
From net realized gains:
Class I	(34,985,062)	(42,862,441)
Class II	(195,245)	(96,788)
Class Y	(26,596,181)	—
Decrease in net assets from distributions	(61,776,488)	(42,959,229)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	28,904,204	22,863,425

Net increase (decrease) in net assets	65,159,092	(5,999,894)

Net Assets
Beginning of period	460,793,184	466,793,078
End of period	$525,952,276	$460,793,184

Accumulated undistributed net investment income (loss)	$56,121	$(29,994)

See Notes to Financial Statements.

16

Notes to Financial Statements

DECEMBER 31, 2017

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers Class I, Class II and Class Y. Sale of Class Y commenced on September 22, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2017 through July 31, 2017, the investment advisor agreed to waive 0.01% of the fund's management fee. Effective August 1, 2017, the investment advisor agreed to waive 0.04% of the fund's management fee. The investment advisor expects this waiver to continue until April 30, 2019 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2017 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.90% to 1.00%	1.00%	0.98%
Class II	0.80% to 0.90%	0.90%	0.88%
Class Y	0.55% to 0.65%	0.65%	0.61%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,314,840 and $3,772,999, respectively. The effect of interfund transactions on the Statement of Operations was $818,049 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2017 were $284,545,414 and $319,371,929, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2017(1)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	195,000,000		150,000,000
Sold	2,150,427	$31,857,946	4,507,328	$61,567,642
Issued in reinvestment of distributions	2,415,766	34,985,062	3,289,520	42,862,441
Redeemed	(26,967,573)	(414,154,491)	(5,950,967)	(82,024,919)
	(22,401,380)	(347,311,483)	1,845,881	22,405,164
Class II/Shares Authorized	25,000,000		25,000,000
Sold	16,713	249,735	44,961	610,985
Issued in reinvestment of distributions	13,305	195,245	7,445	96,788
Redeemed	(13,412)	(196,786)	(18,313)	(249,512)
	16,606	248,194	34,093	458,261
Class Y/Shares Authorized	180,000,000		N/A
Sold	23,272,924	359,612,303
Issued in reinvestment of distributions	1,759,007	26,596,181
Redeemed	(649,449)	(10,240,991)
	24,382,482	375,967,493
Net increase (decrease)	1,997,708	$28,904,204	1,879,974	$22,863,425

(1)	September 22, 2017 (commencement of sale) through December 31, 2017 for Class Y.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$519,984,958	—	—
Exchange-Traded Funds	2,326,905	—	—
Temporary Cash Investments	25,470	$4,214,446	—
	$522,337,333	$4,214,446	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$56,121	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,425,763.

The value of foreign currency risk derivative instruments as of December 31, 2017, is disclosed on the Statement of Assets and Liabilities as a liability of $56,121 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(117,772) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(64,229) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$610,169	—
Long-term capital gains	$61,166,319	$42,959,229

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$395,343,693
Gross tax appreciation of investments	$134,382,010
Gross tax depreciation of investments	(3,173,924)
Net tax appreciation (depreciation) of investments	131,208,086
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	9
Net tax appreciation (depreciation)	$131,208,095
Undistributed ordinary income	$480,285
Accumulated long-term gains	$2,377,647

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2017	$13.98	(0.02)	2.97	2.95	(1.90)	$15.03	21.79%	0.99%	1.01%	(0.15)%	(0.17)%	58%	$157,356
2016	$15.02	(0.02)	0.40	0.38	(1.42)	$13.98	3.23%	0.99%	1.00%	(0.14)%	(0.15)%	68%	$459,443
2015	$15.72	(0.06)	0.42	0.36	(1.06)	$15.02	1.93%	1.00%	1.00%	(0.38)%	(0.38)%	72%	$465,851
2014	$18.28	(0.08)	1.27	1.19	(3.75)	$15.72	8.14%	1.00%	1.00%	(0.50)%	(0.50)%	68%	$468,047
2013	$14.54	(0.08)	4.45	4.37	(0.63)	$18.28	30.92%	1.00%	1.00%	(0.49)%	(0.49)%	72%	$443,588
Class II
2017	$13.92	(0.04)	2.96	2.92	(1.90)	$14.94	21.67%	1.14%	1.16%	(0.30)%	(0.32)%	58%	$1,697
2016	$14.98	(0.04)	0.40	0.36	(1.42)	$13.92	3.08%	1.14%	1.15%	(0.29)%	(0.30)%	68%	$1,350
2015	$15.71	(0.08)	0.41	0.33	(1.06)	$14.98	1.73%	1.15%	1.15%	(0.53)%	(0.53)%	72%	$942
2014(3)	$14.18	(0.06)	1.59	1.53	—	$15.71	10.79%	1.15%(4)	1.15%(4)	(0.61)%(4)	(0.61)%(4)	68%(5)	$379
Class Y
2017(6)	$15.19	0.01	1.03	1.04	(1.18)	$15.05	6.78%	0.62%(4)	0.66%(4)	0.25%(4)	0.21%(4)	58%(7)	$366,900

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

(3)	April 25, 2014 (commencement of sale) through December 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2014.

(6)	September 22, 2017 (commencement of sale) through December 31, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Capital Appreciation Fund of the American Century Variable Portfolios, Inc. as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Kansas City, Missouri
February 12, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

28

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$3,351,561,632	$116,688,349
Barry Fink	$3,347,412,874	$120,837,107
Jan M. Lewis	$3,352,360,806	$115,889,175
Stephen E. Yates	$3,350,865,489	$117,384,492
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

29

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $610,169, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $610,169 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2017.

The fund hereby designates $61,166,319, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2017.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91442 1802

Annual Report

December 31, 2017

VP Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Class I	AWRIX	30.38%	15.39%	12.00%	5/2/11
Russell 1000 Growth Index	—	30.21%	17.32%	14.06%	—
Class II	AWREX	30.22%	15.22%	11.84%	5/2/11
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over Life of Class
$10,000 investment made May 2, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2017
Class I — $21,300

Russell 1000 Growth Index — $24,056

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Gregory Woodhams and Justin Brown

Performance Summary

VP Growth returned 30.22%* for the 12 months ended December 31, 2017, versus the 30.21% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices posted positive returns during the reporting period. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell 1000 Growth Index, all sectors but energy posted strong gains. Index gains were largely driven by the strong performance of information technology stocks.

Stock selection in the information technology sector was a significant source of outperformance relative to the benchmark. An overweight to the sector was also beneficial. Stock choices among industrials and consumer staples stocks were also solid contributors. Stock selection in the consumer discretionary sector, particularly specialty retailers, detracted from relative performance.

Information Technology Holdings Aided Performance

Top contributors in the information technology sector included Activision Blizzard. The video game developer reported results that were much better than expected, driven by higher margins and strong results from its recently acquired KING business (the mobile video game company that created "Candy Crush"). Exposure to semiconductor capital equipment manufacturer ASML Holding aided performance. The company reported better-than-expected results and guidance with strong bookings for its new product, which allows companies to further shrink the size and increase the complexity of semiconductor chips.

Other major contributors included Intuitive Surgical. The medical device company benefited from Food and Drug Administration clearance for its new da Vinci X robotic platform, which offers several technologies at a lower price than its previous platform. Amazon.com posted another strong quarter, beating expectations on both the top and bottom lines. The online retailer continued to take market share, and its cloud computing business is performing well. XPO Logistics was a top contributor. The less-than-truckload carrier outperformed as trucking prices have firmed on greater demand and a limited supply of truckers. XPO also benefited from rumors that The Home Depot or Amazon.com might acquire it. Its attractiveness as a takeover target shows the value companies are placing on “last-mile” delivery.

Consumer Discretionary Stocks Led Detractors

Brick-and-mortar retailers struggled during much of 2017 for a variety of reasons, including delayed tax refunds, weather, and competitive pressures from online retailer Amazon.com. Aftermarket car parts dealer O’Reilly Automotive reported sales that missed expectations and warned of weak consumer demand, which drove the stock significantly lower. Investors also appeared to be fearful of increased competition from Amazon.com in a space that previously seemed relatively immune from online threats. We sold the position. Off-price retailer TJX underperformed after reporting results that were in line with expectations but below historical growth levels. Chipotle Mexican Grill declined in July on concerns about renewed food-safety issues after a Virginia store was closed because customers became ill with what was eventually determined to be norovirus.

* All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Elsewhere, underweighting Apple detracted. The company reported good results, and investors appeared to look ahead favorably to the new 10th anniversary iPhone, which was released in September. Not owning benchmark component NVIDIA hindered results. The visual computing chip company’s gaming and data center businesses continued to perform well, with the data center segment accelerating. Online travel service Expedia detracted against a difficult environment for the industry as returns on advertising are softening. Expedia guided to a poor outlook for 2018 amid higher costs due to increased advertising spending and expenses to grow supply.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization-range allocations, are primarily due to identifying what we believe to be superior individual securities.

The portfolio remains overweight the information technology sector as we continue to find strong growth opportunities. Our bottom-up fundamental analysis indicates rising capital spending by semiconductor companies. Internet names continued to generate high growth, and data security is another growth segment.

We have been underweight materials for some time as the sector shows an absence of secular growth. Our underweight in the consumer discretionary sector derives from concerns about secular changes in retail and media. Retail is experiencing shifting channels and price transparency driven by e-commerce, which is driving the cost of traditional retail higher. Media has similar secular trends as consumers increasingly are opting for alternative means of content delivery.

5

Fund Characteristics

DECEMBER 31, 2017
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	7.5%
Amazon.com, Inc.	5.3%
Facebook, Inc., Class A	5.2%
Apple, Inc.	4.0%
Visa, Inc., Class A	2.8%
Boeing Co. (The)	2.6%
PepsiCo, Inc.	2.3%
Palo Alto Networks, Inc.	2.1%
Microsoft Corp.	1.9%
Target Corp.	1.9%

Top Five Industries	% of net assets
Internet Software and Services	13.6%
Software	7.3%
IT Services	7.0%
Internet and Direct Marketing Retail	5.9%
Semiconductors and Semiconductor Equipment	5.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Exchange-Traded Funds	0.2%
Total Equity Exposure	99.5%
Other Assets and Liabilities	0.5%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period(1) 7/1/17 - 12/31/17	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,126.00	$4.45	0.83%
Class II	$1,000	$1,126.10	$5.25	0.98%
Hypothetical
Class I	$1,000	$1,021.02	$4.23	0.83%
Class II	$1,000	$1,020.27	$4.99	0.98%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2017

	Shares	Value
COMMON STOCKS — 99.3%
Aerospace and Defense — 3.6%
Boeing Co. (The)	490	$144,506
Lockheed Martin Corp.	170	54,578
		199,084
Air Freight and Logistics — 1.2%
XPO Logistics, Inc.(1)	720	65,945
Airlines — 1.6%
Delta Air Lines, Inc.	1,547	86,632
Banks — 0.8%
Bank of America Corp.	1,552	45,815
Beverages — 2.3%
PepsiCo, Inc.	1,055	126,516
Biotechnology — 4.1%
Amgen, Inc.	471	81,907
Biogen, Inc.(1)	255	81,235
Gilead Sciences, Inc.	503	36,035
Incyte Corp.(1)	126	11,934
Regeneron Pharmaceuticals, Inc.(1)	41	15,414
		226,525
Capital Markets — 2.0%
Charles Schwab Corp. (The)	1,235	63,442
S&P Global, Inc.	277	46,924
		110,366
Chemicals — 0.9%
LyondellBasell Industries NV, Class A	473	52,181
Communications Equipment — 2.1%
Palo Alto Networks, Inc.(1)	787	114,068
Consumer Finance — 1.0%
American Express Co.	568	56,408
Electronic Equipment, Instruments and Components — 0.7%
CDW Corp.	555	38,567
Energy Equipment and Services — 0.5%
Halliburton Co.	610	29,811
Equity Real Estate Investment Trusts (REITs) — 3.1%
Equity Residential	1,226	78,182
SBA Communications Corp.(1)	582	95,075
		173,257
Food and Staples Retailing — 1.3%
Wal-Mart Stores, Inc.	744	73,470
Food Products — 0.4%
Hormel Foods Corp.	586	21,325
Health Care Equipment and Supplies — 4.2%
ABIOMED, Inc.(1)	115	21,552
Boston Scientific Corp.(1)	1,503	37,259
Edwards Lifesciences Corp.(1)	647	72,923
IDEXX Laboratories, Inc.(1)	160	25,021

8

	Shares	Value
Intuitive Surgical, Inc.(1)	168	$61,310
Penumbra, Inc.(1)	159	14,962
		233,027
Health Care Providers and Services — 1.6%
Quest Diagnostics, Inc.	164	16,152
Tivity Health, Inc.(1)	429	15,680
WellCare Health Plans, Inc.(1)	268	53,898
		85,730
Health Care Technology — 0.6%
Cerner Corp.(1)	507	34,167
Hotels, Restaurants and Leisure — 4.5%
Chipotle Mexican Grill, Inc.(1)	144	41,620
Darden Restaurants, Inc.	638	61,261
Las Vegas Sands Corp.	705	48,990
Royal Caribbean Cruises Ltd.	832	99,241
		251,112
Household Products — 1.4%
Church & Dwight Co., Inc.	959	48,113
Procter & Gamble Co. (The)	300	27,564
		75,677
Industrial Conglomerates — 1.3%
3M Co.	310	72,965
Internet and Direct Marketing Retail — 5.9%
Amazon.com, Inc.(1)	250	292,368
Expedia, Inc.	255	30,541
		322,909
Internet Software and Services — 13.6%
Alphabet, Inc., Class A(1)	393	413,986
Facebook, Inc., Class A(1)	1,633	288,159
LogMeIn, Inc.	246	28,167
VeriSign, Inc.(1)	157	17,967
		748,279
IT Services — 7.0%
DXC Technology Co.	643	61,021
Fiserv, Inc.(1)	386	50,616
Global Payments, Inc.	293	29,370
PayPal Holdings, Inc.(1)	1,188	87,461
Visa, Inc., Class A	1,365	155,637
		384,105
Life Sciences Tools and Services — 1.4%
Agilent Technologies, Inc.	685	45,875
Illumina, Inc.(1)	59	12,891
Waters Corp.(1)	97	18,739
		77,505
Machinery — 3.7%
Caterpillar, Inc.	364	57,359
Cummins, Inc.	407	71,892
Parker-Hannifin Corp.	205	40,914
WABCO Holdings, Inc.(1)	232	33,292
		203,457

9

	Shares	Value
Media — 0.9%
DISH Network Corp., Class A(1)	246	$11,747
Liberty Media Corp-Liberty Formula One, Class C(1)	409	13,971
Sirius XM Holdings, Inc.	4,254	22,801
		48,519
Multiline Retail — 3.3%
Dollar Tree, Inc.(1)	758	81,341
Target Corp.	1,567	102,247
		183,588
Oil, Gas and Consumable Fuels — 0.4%
Concho Resources, Inc.(1)	149	22,383
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	290	36,900
Pharmaceuticals — 0.7%
Bristol-Myers Squibb Co.	216	13,237
Johnson & Johnson	188	26,267
		39,504
Road and Rail — 1.7%
Union Pacific Corp.	683	91,590
Semiconductors and Semiconductor Equipment — 5.3%
Applied Materials, Inc.	1,665	85,115
ASML Holding NV	478	82,927
Broadcom Ltd.	324	83,236
Maxim Integrated Products, Inc.	762	39,837
		291,115
Software — 7.3%
Activision Blizzard, Inc.	693	43,881
Electronic Arts, Inc.(1)	414	43,495
Microsoft Corp.	1,230	105,214
Oracle Corp. (New York)	885	41,843
salesforce.com, Inc.(1)	706	72,175
Splunk, Inc.(1)	381	31,562
Symantec Corp.	1,203	33,756
VMware, Inc., Class A(1)	248	31,079
		403,005
Specialty Retail — 0.8%
TJX Cos., Inc. (The)	552	42,206
Technology Hardware, Storage and Peripherals — 4.0%
Apple, Inc.	1,305	220,845
Textiles, Apparel and Luxury Goods — 0.8%
Tapestry, Inc.	1,004	44,407
Tobacco — 2.6%
Altria Group, Inc.	1,015	72,481
Philip Morris International, Inc.	657	69,412
		141,893
TOTAL COMMON STOCKS (Cost $3,711,516)		5,474,858

10

	Shares	Value
EXCHANGE-TRADED FUNDS — 0.2%
iShares Russell 1000 Growth ETF (Cost $8,383)	62	$8,350
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $3,719,899)		5,483,208
OTHER ASSETS AND LIABILITIES — 0.5%		30,057
TOTAL NET ASSETS — 100.0%		$5,513,265

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,621	USD	3,149	UBS AG	3/29/18	$12
EUR	1,631	USD	1,971	UBS AG	3/29/18	(4)
USD	72,803	EUR	61,455	UBS AG	3/29/18	(1,317)
USD	2,313	EUR	1,934	UBS AG	3/29/18	(20)
						$(1,329)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2017
Assets
Investment securities, at value (cost of $3,719,899)	$5,483,208
Receivable for investments sold	109,780
Unrealized appreciation on forward foreign currency exchange contracts	12
Dividends and interest receivable	4,360
5,597,360

Liabilities
Disbursements in excess of demand deposit cash	66,058
Payable for investments purchased	8,387
Payable for capital shares redeemed	3,721
Unrealized depreciation on forward foreign currency exchange contracts	1,341
Accrued management fees	3,448
Distribution fees payable	1,140
84,095

Net Assets	$5,513,265

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,667,083
Undistributed net investment income	5,811
Undistributed net realized gain	78,385
Net unrealized appreciation	1,761,986
$5,513,265

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$149,794	10,071	$14.87
Class II, $0.01 Par Value	$5,363,471	361,283	$14.85

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $45)	$64,903
Interest	229
65,132

Expenses:
Management fees	49,536
Distribution fees - Class II	13,144
Directors' fees and expenses	166
Other expenses	197
63,043
Fees waived(1)	(9,235)
53,808

Net investment income (loss)	11,324

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	632,093
Forward foreign currency exchange contract transactions	(3,900)
Foreign currency translation transactions	43
628,236

Change in net unrealized appreciation (depreciation) on:
Investments	804,542
Forward foreign currency exchange contracts	(793)
Translation of assets and liabilities in foreign currencies	6
803,755

Net realized and unrealized gain (loss)	1,431,991

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,443,315

(1)	Amount consists of $374 and $8,861 for Class I and Class II, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2017 AND DECEMBER 31, 2016
Increase (Decrease) in Net Assets	December 31, 2017	December 31, 2016
Operations
Net investment income (loss)	$11,324	$34,481
Net realized gain (loss)	628,236	233,368
Change in net unrealized appreciation (depreciation)	803,755	8,508
Net increase (decrease) in net assets resulting from operations	1,443,315	276,357

Distributions to Shareholders
From net investment income:
Class I	(1,739)	—
Class II	(35,505)	—
From net realized gains:
Class I	(23,340)	(614)
Class II	(733,113)	(20,085)
Decrease in net assets from distributions	(793,697)	(20,699)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(345,979)	(505,209)

Net increase (decrease) in net assets	303,639	(249,551)

Net Assets
Beginning of period	5,209,626	5,459,177
End of period	$5,513,265	$5,209,626

Undistributed net investment income	$5,811	$37,641

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2017

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2017 through July 31, 2017, the investment advisor agreed to waive 0.16% of the fund’s management fee. Effective August 1, 2017, the investment advisor agreed to waive 0.18% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended December 31, 2017 are as follow:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Class I	1.00%	0.83%
Class II	0.90%	0.73%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $106,145 and $47,086, respectively. The effect of interfund transactions on the Statement of Operations was $904 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2017 were $3,254,086 and $4,389,149, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Issued in reinvestment of distributions	1,742	$25,079	50	$614
Redeemed	(6,076)	(100,001)	—	—
	(4,334)	(74,922)	50	614
Class II/Shares Authorized	50,000,000		50,000,000
Sold	33,873	507,066	99,772	1,217,416
Issued in reinvestment of distributions	53,011	768,618	1,615	20,085
Redeemed	(104,279)	(1,546,741)	(136,084)	(1,743,324)
	(17,395)	(271,057)	(34,697)	(505,823)
Net increase (decrease)	(21,729)	$(345,979)	(34,647)	$(505,209)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,391,931	$82,927	—
Exchange-Traded Funds	8,350	—	—
	$5,400,281	$82,927	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$12	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,341	—

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7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $58,937.

The value of foreign currency risk derivative instruments as of December 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $12 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,341 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(3,900) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(793) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$161,961	—
Long-term capital gains	$631,736	$20,699

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,747,855
Gross tax appreciation of investments	$1,759,230
Gross tax depreciation of investments	(23,877)
Net tax appreciation (depreciation) of investments	1,735,353
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	6
Net tax appreciation (depreciation)	$1,735,359
Undistributed ordinary income	$18,672
Accumulated long-term gains	$92,151

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2017	$13.27	0.05	3.84	3.89	(0.12)	(2.17)	(2.29)	$14.87	30.38%	0.84%	1.01%	0.35%	0.18%	60%	$150
2016	$12.76	0.09	0.46	0.55	—	(0.04)	(0.04)	$13.27	4.35%	0.85%	1.01%	0.76%	0.60%	69%	$191
2015	$13.00	0.05	0.56	0.61	(0.06)	(0.79)	(0.85)	$12.76	4.71%	0.85%	1.00%	0.44%	0.29%	69%	$183
2014	$13.25	0.05	1.43	1.48	(0.05)	(1.68)	(1.73)	$13.00	11.24%	0.93%	1.00%	0.37%	0.30%	128%	$748
2013	$10.31	0.06	2.94	3.00	(0.05)	(0.01)	(0.06)	$13.25	29.11%	1.01%	1.01%	0.49%	0.49%	122%	$672
Class II
2017	$13.25	0.03	3.84	3.87	(0.10)	(2.17)	(2.27)	$14.85	30.22%	0.99%	1.16%	0.20%	0.03%	60%	$5,363
2016	$12.76	0.08	0.45	0.53	—	(0.04)	(0.04)	$13.25	4.20%	1.00%	1.16%	0.61%	0.45%	69%	$5,018
2015	$13.00	0.04	0.55	0.59	(0.04)	(0.79)	(0.83)	$12.76	4.55%	1.00%	1.15%	0.29%	0.14%	69%	$5,276
2014	$13.25	0.03	1.43	1.46	(0.03)	(1.68)	(1.71)	$13.00	11.07%	1.08%	1.15%	0.22%	0.15%	128%	$5,468
2013	$10.31	0.04	2.94	2.98	(0.03)	(0.01)	(0.04)	$13.25	28.92%	1.16%	1.16%	0.34%	0.34%	122%	$4,980

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Growth Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Growth Fund of the American Century Variable Portfolios, Inc. as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Kansas City, Missouri
February 12, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$3,351,561,632	$116,688,349
Barry Fink	$3,347,412,874	$120,837,107
Jan M. Lewis	$3,352,360,806	$115,889,175
Stephen E. Yates	$3,350,865,489	$117,384,492
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

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Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $95,332, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $631,736, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2017.

The fund hereby designates $124,718 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2017.

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Notes

27

Notes

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Contact Us	americancentury.com
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American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91447 1802

Annual Report

December 31, 2017

VP Income & Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVGIX	20.49%	14.54%	7.47%	10/30/97
S&P 500 Index	—	21.83%	15.78%	8.49%	—
Class II	AVPGX	20.30%	14.27%	7.22%	5/1/02

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2017
Class I — $20,572

S&P 500 Index — $22,603

Total Annual Fund Operating Expenses
Class I	Class II
0.70%	0.95%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

VP Income & Growth returned 20.49%* for the year ended December 31, 2017, compared with the 21.83% return of its benchmark, the S&P 500 Index.

VP Income & Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. During the year, quality, growth, and sentiment factors contributed to results while valuation signals detracted. The fund’s positive stock selection results in industrials and energy were offset by stock selection in information technology and financials. However, the fund benefited from an overweight in information technology, which partly offset negative stock selection in that sector. Other positive allocation effects came in consumer staples, utilities, and energy, reflecting where our individual security selection process found opportunities during the period.

Stock Selection in Information Technology Hurt Returns

Stock selection in the information technology sector, especially in IT services and, to a lesser extent, in the software industry, detracted from relative returns. Within IT services, overweight positions in International Business Machines and Western Union detracted from returns. Additionally, not owning shares in electronic payment services firms Visa, PayPal, and Mastercard hurt relative results as they all performed well in a period of robust economic activity. Similarly, within software, not owning a position in Adobe Systems or salesforce.com took away from relative returns. Within the internet software and services industry, an underweight to high-performing social media giant Facebook hurt as well.

In real estate, weak performance in equity real estate investment trusts (REITs) resulted from a combination of stock selection and an overweight to a struggling sector. Spirit Realty Capital was hurt by its exposure to the vulnerable retail real estate segment as the retail industry struggled against rising competition from e-commerce. Spirit Realty had low and weakening scores across all factors. We eliminated the position.

Other notable detractors included Helmerich & Payne and Baker Hughes, both in the energy equipment and services industry. Helmerich & Payne, an Oklahoma-based petroleum contract and drilling company, had a challenging first eight months of the year before recovering some ground it had lost. We exited our position during the period. Oil field services company Baker Hughes saw its stock reprice lower following a mid-year merger with General Electric’s oil and gas division and the payment of special dividend to existing shareholders. The firm suffered from an industry-wide malaise partly reflecting a lack of activity in oil and gas development outside North America. Because of the challenging fundamental environment and sharply declining scores in growth, sentiment, and quality, we exited our position in Baker Hughes.

* All fund returns referenced in this commentary are for Class I shares. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Industrials Stock Selection Was Strong

The year was a strong one for stock selection in the industrials sector across a number of industries, most notably industrial conglomerates, aerospace & defense, and machinery. In the industrial conglomerate industry, an underweight to struggling giant GE was an important contributor. GE’s earnings deteriorated more than anticipated during the year and its worsening growth and sentiment readings among our factor metrics reflected the conglomerate’s troubles, and we eliminated the position entirely in the fourth quarter. In the aerospace & defense industry, we benefited from an overweight in Boeing, reflecting the company’s attractiveness along multiple dimensions of our stock selection model. The company benefited from continued strong orders for new aircraft, driving cash flow and earnings growth. It scored well on quality, sentiment, and growth. In the machinery industry, an overweight to construction machinery and equipment maker Caterpillar was helpful. The stock, which we acquired in the third quarter, rallied on strong global growth with particularly strong results in construction in China and on-shore oil and gas in North America.

The energy sector also made a strong contribution to the fund’s relative results based largely on stock selection. In the oil, gas & consumable fuels industry, we benefited from both stock selection and allocation. An overweight to energy refiner HollyFrontier added to positive results. It offered attractive earnings growth at a reasonable valuation.

A Look Ahead

Our systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide broad U.S. equity market exposure with strong current income and exceptional risk management.
As of December 31, 2017, we are overweight information technology, where we continue to find attractive opportunities among a variety of industries. IT stocks continue to offer compelling earnings growth, healthy balance sheets, and positive sentiment. Semiconductors and semiconductor equipment companies represent one of the most attractive industry groups we see. Technology hardware and equipment stocks also scored highly along multiple dimensions.
Real estate is another sector overweight, reflecting attractive dividend yields consistent with the portfolio’s income mandate. In energy, we see opportunities among energy equipment and services companies. At the other end of the spectrum, the fund’s leading underweights at period-end include consumer staples, utilities, and industrials. Within consumer staples, our underweight is in part due to our underweights to the food, beverage, and tobacco industries, which score poorly on multiple factors. During the period, we reduced or eliminated positions in Procter & Gamble, Philip Morris International, PepsiCo, and Wal-Mart Stores in the sector. The utilities sector underweight reflects the fact that these stocks score poorly on every dimension we evaluate. In industrials, we have little or no exposure to air freight and logistics companies and airlines, and we eliminated positions in 3M and United Technologies during the period.

4

Fund Characteristics

DECEMBER 31, 2017
Top Ten Holdings	% of net assets
Apple, Inc.	4.2%
Microsoft Corp.	3.7%
Alphabet, Inc.*	3.7%
Exxon Mobil Corp.	2.3%
AT&T, Inc.	1.8%
Pfizer, Inc.	1.8%
Intel Corp.	1.7%
Cisco Systems, Inc.	1.7%
JPMorgan Chase & Co.	1.7%
AbbVie, Inc.	1.6%
* Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Banks	7.6%
Pharmaceuticals	7.0%
Software	6.6%
Semiconductors and Semiconductor Equipment	6.3%
Oil, Gas and Consumable Fuels	5.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	0.1%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period(1) 7/1/17 - 12/31/17	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,124.20	$3.80	0.71%
Class II	$1,000	$1,123.80	$5.14	0.96%
Hypothetical
Class I	$1,000	$1,021.63	$3.62	0.71%
Class II	$1,000	$1,020.37	$4.89	0.96%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

DECEMBER 31, 2017

	Shares	Value
COMMON STOCKS — 99.3%
Aerospace and Defense — 2.6%
Boeing Co. (The)	21,698	$6,398,957
General Dynamics Corp.	19,859	4,040,314
		10,439,271
Auto Components — 0.8%
Aptiv plc	10,192	864,588
BorgWarner, Inc.	44,070	2,251,536
Magna International, Inc.	4,505	255,298
		3,371,422
Automobiles — 1.0%
Ford Motor Co.	329,839	4,119,689
Banks — 7.6%
Bank of America Corp.	160,482	4,737,429
BB&T Corp.	64,514	3,207,636
Citigroup, Inc.	3,818	284,097
JPMorgan Chase & Co.	63,359	6,775,611
PNC Financial Services Group, Inc. (The)	18,216	2,628,387
SunTrust Banks, Inc.	60,240	3,890,902
U.S. Bancorp	85,007	4,554,675
Wells Fargo & Co.	78,774	4,779,218
		30,857,955
Beverages†
Coca-Cola Co. (The)	1,765	80,978
Biotechnology — 4.3%
AbbVie, Inc.	67,886	6,565,255
Amgen, Inc.	29,972	5,212,131
Biogen, Inc.(1)	2,891	920,986
Gilead Sciences, Inc.	67,121	4,808,548
		17,506,920
Capital Markets — 2.2%
Moelis & Co., Class A	58,432	2,833,952
Nasdaq, Inc.	40,777	3,132,897
Thomson Reuters Corp.	64,990	2,832,914
		8,799,763
Chemicals — 3.8%
Air Products & Chemicals, Inc.	24,567	4,030,953
Cabot Corp.	6,171	380,072
Eastman Chemical Co.	44,504	4,122,851
FMC Corp.	21,539	2,038,882
Monsanto Co.	9,037	1,055,341
PPG Industries, Inc.	31,775	3,711,955
		15,340,054
Commercial Services and Supplies — 0.8%
Waste Management, Inc.	38,110	3,288,893
Communications Equipment — 1.8%
Cisco Systems, Inc.	178,413	6,833,218

7

	Shares	Value
F5 Networks, Inc.(1)	5,107	$670,140
		7,503,358
Containers and Packaging — 0.8%
WestRock Co.	53,048	3,353,164
Diversified Consumer Services — 0.6%
H&R Block, Inc.	97,768	2,563,477
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(1)	13,592	2,694,206
Leucadia National Corp.	11,258	298,225
		2,992,431
Diversified Telecommunication Services — 3.1%
AT&T, Inc.	191,401	7,441,671
Verizon Communications, Inc.	97,548	5,163,216
		12,604,887
Electric Utilities — 0.9%
FirstEnergy Corp.	104,686	3,205,485
PG&E Corp.	4,845	217,201
Portland General Electric Co.	6,334	288,704
		3,711,390
Electrical Equipment — 1.1%
Emerson Electric Co.	60,438	4,211,924
Rockwell Automation, Inc.	1,214	238,369
		4,450,293
Electronic Equipment, Instruments and Components — 0.9%
Corning, Inc.	69,131	2,211,501
National Instruments Corp.	35,567	1,480,654
		3,692,155
Energy Equipment and Services — 2.0%
Halliburton Co.	86,087	4,207,072
Schlumberger Ltd.	60,846	4,100,412
		8,307,484
Equity Real Estate Investment Trusts (REITs) — 5.2%
Apple Hospitality REIT, Inc.	156,158	3,062,258
EPR Properties	17,533	1,147,710
Hospitality Properties Trust	43,310	1,292,803
Lexington Realty Trust	204,661	1,974,979
Piedmont Office Realty Trust, Inc., Class A	85,285	1,672,439
ProLogis, Inc.	44,054	2,841,923
Select Income REIT	102,984	2,587,988
Senior Housing Properties Trust	130,832	2,505,433
Washington Prime Group, Inc.	93,722	667,301
WP Carey, Inc.	48,021	3,308,647
		21,061,481
Food and Staples Retailing — 1.0%
CVS Health Corp.	56,377	4,087,333
Food Products — 1.9%
Campbell Soup Co.	48,309	2,324,146
Conagra Brands, Inc.	95,038	3,580,081
Hershey Co. (The)	17,280	1,961,453
		7,865,680

8

	Shares	Value
Health Care Equipment and Supplies — 1.0%
Medtronic plc	4,490	$362,567
Zimmer Biomet Holdings, Inc.	29,489	3,558,438
		3,921,005
Health Care Providers and Services — 0.9%
UnitedHealth Group, Inc.	15,942	3,514,573
Hotels, Restaurants and Leisure — 2.9%
Carnival Corp.	34,280	2,275,164
Las Vegas Sands Corp.	49,028	3,406,956
Marriott International, Inc., Class A	2,827	383,709
Royal Caribbean Cruises Ltd.	27,912	3,329,343
Wyndham Worldwide Corp.	19,759	2,289,475
		11,684,647
Household Durables — 0.9%
Garmin Ltd.	59,956	3,571,579
Household Products — 1.3%
Colgate-Palmolive Co.	3,954	298,329
Kimberly-Clark Corp.	32,730	3,949,202
Procter & Gamble Co. (The)	9,348	858,894
		5,106,425
Industrial Conglomerates — 1.3%
Honeywell International, Inc.	33,263	5,101,214
Insurance — 1.7%
Aflac, Inc.	5,819	510,792
Allstate Corp. (The)	27,947	2,926,330
Principal Financial Group, Inc.	47,301	3,337,559
		6,774,681
Internet and Direct Marketing Retail — 1.2%
Amazon.com, Inc.(1)	4,011	4,690,744
Internet Software and Services — 4.9%
Alphabet, Inc., Class A(1)	12,013	12,654,494
Alphabet, Inc., Class C(1)	2,171	2,271,734
Facebook, Inc., Class A(1)	28,080	4,954,997
		19,881,225
IT Services — 2.2%
Amdocs Ltd.	7,817	511,857
International Business Machines Corp.	35,430	5,435,670
Western Union Co. (The)	157,862	3,000,957
		8,948,484
Machinery — 2.5%
Caterpillar, Inc.	34,040	5,364,023
Cummins, Inc.	20,667	3,650,619
Parker-Hannifin Corp.	2,096	418,320
Toro Co. (The)	11,947	779,303
		10,212,265
Media — 0.3%
Comcast Corp., Class A	22,773	912,059
Time Warner, Inc.	1,482	135,558
		1,047,617
Mortgage Real Estate Investment Trusts (REITs) — 1.3%
Annaly Capital Management, Inc.	71,153	846,009

9

	Shares	Value
Chimera Investment Corp.	66,993	$1,238,031
Two Harbors Investment Corp.	190,496	3,097,465
		5,181,505
Multiline Retail — 0.2%
Target Corp.	9,518	621,050
Oil, Gas and Consumable Fuels — 5.8%
Chevron Corp.	39,476	4,942,000
ConocoPhillips	22,201	1,218,613
Exxon Mobil Corp.	112,770	9,432,083
HollyFrontier Corp.	72,185	3,697,316
Valero Energy Corp.	43,775	4,023,360
		23,313,372
Pharmaceuticals — 7.0%
Allergan plc	16,868	2,759,267
Bristol-Myers Squibb Co.	71,162	4,360,807
Eli Lilly & Co.	51,999	4,391,836
Johnson & Johnson	25,898	3,618,469
Merck & Co., Inc.	101,834	5,730,199
Pfizer, Inc.	203,325	7,364,432
		28,225,010
Semiconductors and Semiconductor Equipment — 6.3%
Applied Materials, Inc.	67,113	3,430,817
Broadcom Ltd.	2,179	559,785
Intel Corp.	149,839	6,916,568
KLA-Tencor Corp.	15,963	1,677,232
Lam Research Corp.	6,345	1,167,924
Maxim Integrated Products, Inc.	19,272	1,007,540
QUALCOMM, Inc.	72,804	4,660,912
Skyworks Solutions, Inc.	7,157	679,557
Texas Instruments, Inc.	52,756	5,509,837
		25,610,172
Software — 6.6%
Activision Blizzard, Inc.	29,483	1,866,863
CA, Inc.	82,085	2,731,789
Intuit, Inc.	9,529	1,503,486
Microsoft Corp.	176,561	15,103,028
Oracle Corp. (New York)	117,215	5,541,925
		26,747,091
Specialty Retail — 2.2%
Best Buy Co., Inc.	58,337	3,994,334
Lowe's Cos., Inc.	52,286	4,859,461
		8,853,795
Technology Hardware, Storage and Peripherals — 4.8%
Apple, Inc.	101,135	17,115,076
Seagate Technology plc	57,764	2,416,846
		19,531,922
Textiles, Apparel and Luxury Goods — 0.9%
Ralph Lauren Corp.	35,068	3,636,201
TOTAL COMMON STOCKS (Cost $298,360,553)		402,172,655

10

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 8/31/18 - 11/15/46, valued at $1,017,601), in a joint trading account at 1.10%, dated 12/29/17, due 1/2/18 (Delivery value $995,778)		$995,656
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 11/15/24, valued at $1,663,223), at 0.54%, dated 12/29/17, due 1/2/18 (Delivery value $1,629,098)		1,629,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,938	2,938
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,627,594)		2,627,594
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $300,988,147)		404,800,249
OTHER ASSETS AND LIABILITIES — 0.1%		327,551
TOTAL NET ASSETS — 100.0%		$405,127,800

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2017
Assets
Investment securities, at value (cost of $300,988,147)	$404,800,249
Receivable for capital shares sold	119,123
Dividends and interest receivable	508,859
405,428,231

Liabilities
Payable for capital shares redeemed	54,258
Accrued management fees	240,536
Distribution fees payable	5,637
300,431

Net Assets	$405,127,800

Net Assets Consist of:
Capital (par value and paid-in surplus)	$272,260,367
Undistributed net investment income	499,201
Undistributed net realized gain	28,556,130
Net unrealized appreciation	103,812,102
$405,127,800

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$378,295,049	35,308,968	$10.71
Class II, $0.01 Par Value	$26,832,751	2,503,630	$10.72

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $17,938)	$12,339,976
Interest	14,842
12,354,818

Expenses:
Management fees	2,716,361
Distribution fees - Class II	60,632
Directors' fees and expenses	11,765
Other expenses	10,511
2,799,269

Net investment income (loss)	9,555,549

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	30,817,867
Change in net unrealized appreciation (depreciation) on investments	32,378,866

Net realized and unrealized gain (loss)	63,196,733

Net Increase (Decrease) in Net Assets Resulting from Operations	$72,752,282

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2017 AND DECEMBER 31, 2016
Increase (Decrease) in Net Assets	December 31, 2017	December 31, 2016
Operations
Net investment income (loss)	$9,555,549	$8,718,347
Net realized gain (loss)	30,817,867	9,159,139
Change in net unrealized appreciation (depreciation)	32,378,866	29,182,907
Net increase (decrease) in net assets resulting from operations	72,752,282	47,060,393

Distributions to Shareholders
From net investment income:
Class I	(8,567,165)	(8,297,569)
Class II	(513,751)	(422,859)
From net realized gains:
Class I	(8,557,140)	(6,606,145)
Class II	(565,498)	(336,000)
Decrease in net assets from distributions	(18,203,554)	(15,662,573)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(31,532,042)	(15,849,878)

Net increase (decrease) in net assets	23,016,686	15,547,942

Net Assets
Beginning of period	382,111,114	366,563,172
End of period	$405,127,800	$382,111,114

Undistributed net investment income	$499,201	$216,027

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2017

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

15

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar

16

investment teams and strategies (strategy assets). The management fee schedule ranges from 0.65% to 0.70% for each class. The effective annual management fee for each class for the period ended December 31, 2017 was 0.70%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,390,765 and $3,890,609, respectively. The effect of interfund transactions on the Statement of Operations was $(31,268) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2017 were $292,746,150 and $331,981,587, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	1,652,275	$16,286,502	3,094,078	$27,090,177
Issued in reinvestment of distributions	1,756,708	17,124,305	1,712,530	14,903,714
Redeemed	(6,576,412)	(64,824,981)	(7,090,630)	(62,319,983)
	(3,167,429)	(31,414,174)	(2,284,022)	(20,326,092)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	482,207	4,803,146	1,215,900	10,853,376
Issued in reinvestment of distributions	110,776	1,079,249	87,018	758,859
Redeemed	(611,131)	(6,000,263)	(813,712)	(7,136,021)
	(18,148)	(117,868)	489,206	4,476,214
Net increase (decrease)	(3,185,577)	$(31,532,042)	(1,794,816)	$(15,849,878)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

17

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$402,172,655	—	—
Temporary Cash Investments	2,938	$2,624,656	—
	$402,175,593	$2,624,656	—

7. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$11,531,064	$8,720,428
Long-term capital gains	$6,672,490	$6,942,145

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$302,556,444
Gross tax appreciation of investments	$107,754,674
Gross tax depreciation of investments	(5,510,869)
Net tax appreciation (depreciation) of investments	$102,243,805
Undistributed ordinary income	$9,834,912
Accumulated long-term gains	$20,788,716

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2017	$9.32	0.24	1.62	1.86	(0.24)	(0.23)	(0.47)	$10.71	20.49%	0.71%	2.47%	76%	$378,295
2016	$8.57	0.21	0.91	1.12	(0.21)	(0.16)	(0.37)	$9.32	13.48%	0.70%	2.38%	78%	$358,600
2015	$10.11	0.19	(0.71)	(0.52)	(0.19)	(0.83)	(1.02)	$8.57	(5.62)%	0.70%	2.14%	88%	$349,147
2014	$9.17	0.20	0.94	1.14	(0.20)	—	(0.20)	$10.11	12.50%	0.70%	2.13%	77%	$342,075
2013	$6.90	0.18	2.27	2.45	(0.18)	—	(0.18)	$9.17	35.82%	0.70%	2.28%	73%	$271,368
Class II
2017	$9.32	0.22	1.62	1.84	(0.21)	(0.23)	(0.44)	$10.72	20.30%	0.96%	2.22%	76%	$26,833
2016	$8.57	0.18	0.92	1.10	(0.19)	(0.16)	(0.35)	$9.32	13.20%	0.95%	2.13%	78%	$23,511
2015	$10.11	0.17	(0.71)	(0.54)	(0.17)	(0.83)	(1.00)	$8.57	(5.95)%	0.95%	1.89%	88%	$17,417
2014	$9.17	0.18	0.93	1.11	(0.17)	—	(0.17)	$10.11	12.33%	0.95%	1.88%	77%	$21,038
2013	$6.90	0.17	2.26	2.43	(0.16)	—	(0.16)	$9.17	35.48%	0.95%	2.03%	73%	$19,095

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Income & Growth Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Income & Growth Fund of the American Century Variable Portfolios, Inc. as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Kansas City, Missouri
February 12, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$3,351,561,632	$116,688,349
Barry Fink	$3,347,412,874	$120,837,107
Jan M. Lewis	$3,352,360,806	$115,889,175
Stephen E. Yates	$3,350,865,489	$117,384,492
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

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Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $10,518,480, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $6,672,490, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2017.

The fund hereby designates $2,473,790 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2017.

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Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91438 1802

Annual Report

December 31, 2017

VP International Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVIIX	31.21%	7.64%	2.56%	5/1/94
MSCI EAFE Index	—	25.03%	7.89%	1.94%	—
MSCI EAFE Growth Index	—	28.86%	8.77%	2.67%	—
Class II	ANVPX	30.93%	7.47%	2.41%	8/15/01
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2017
Class I — $12,878

MSCI EAFE Index — $12,119

MSCI EAFE Growth Index — $13,016

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.37%	1.52%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Raj Gandhi, James Gendelman, and Jim Zhao
In December 2017, Jim Zhao was added to the fund's management team.
Performance Summary
VP International gained 31.21%* for the 12 months ended December 31, 2017. The portfolio’s benchmark, the MSCI EAFE Index, increased 25.03% for the same period.
Non-U.S. developed markets stocks produced strong gains during the 12-month period, outperforming U.S.-based equities, and growth stocks outpaced their value counterparts. The strength in non-U.S. growth equity performance was supported by increasing evidence of a long-duration earnings recovery.
Synchronized global earnings growth continues to be the key driver of stock price performance. Rising consumer and business confidence coupled with improved corporate profits led to increased capital spending and employment growth. Growth in Europe was supported by strong revenue and earnings growth.
Japan-based stocks have benefited from better-than-expected earnings, driven by improved capital spending, consumer confidence, and export growth. In addition, the Japanese economy grew at a revised 2.5% annual rate in the third quarter and has now expanded for seven consecutive quarters, the longest growth streak in more than a decade.
Overall, the portfolio benefited from an improved market environment. After two years of factors other than earnings driving stock prices, the market has returned to differentiating stock price performance based on fundamentals, allowing stock selection to play a more dominant role in portfolio performance.
For the period, the portfolio surpassed its benchmark primarily due to stock selection in the information technology, financials, consumer discretionary, and health care sectors. Regionally, owning stocks based in China, which is not part of the portfolio’s benchmark, and stock selection in Japan contributed to the portfolio’s outperformance.
Information Technology Sector Was Main Contributor
Strong stock selection and, to a lesser extent, an overweight in the information technology sector benefited performance. Regionally, a portfolio-only allocation to China as well as stock decisions in Japan added value.
Internet firms Tencent Holdings and Alibaba Group Holding drove returns in information technology. Tencent consistently reported better-than-expected results as the social media company is benefiting from the shift in advertising spend to digital. The company is in the early stages of monetizing its vast user base. The company also benefited from strength in its gaming business. Alibaba was a strong performer for the full-year period as the company also consistently beat estimates. Growth is being driven by strength in its core e-commerce business as well as the company’s ability to use data and technology to drive other verticals such as cloud and payments.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

4

In consumer discretionary, luxury goods firm Kering posted strong returns driven by the revitalization of its core Gucci brand, which continues to benefit from new designs, store refurbishments, and improved demand for luxury goods. The shift in consumer shopping preferences helped online retailer Start Today, which was aided by new shop growth and brand diversification. E-commerce penetration in Japan is behind that in the U.S., and the company is capitalizing on the accelerating trend toward online shopping.
Commodity-Related Businesses Were Among Leading Detractors
Stock selection in materials and energy hurt returns. Regionally, an overweight in Ireland and holding an India-based stock, which is not part of the portfolio’s benchmark, hampered results.
Stock of CRH, a cement and aggregates company, was weak despite reporting in-line results. The company expects underlying trends in the U.S. to continue to improve but has experienced weather-related delays. In energy, Tullow Oil, which is highly levered to oil prices, was negatively impacted by volatility in oil prices. We exited the position.
Automotive manufacturer Tata Motors’ stock underperformed despite new model launches. Investments in these new model launches led to unexpected margin pressure. We liquidated the position.
Stock of Pandora, a manufacturer and retailer of jewelry, weakened after reporting decelerating same-store-sales figures. Raw material pricing, specifically gold and silver, became a headwind after adding to margins last year. We subsequently eliminated the position.
Outlook
We remain focused on our disciplined, bottom-up fundamental process of identifying opportunities with accelerating, sustainable growth, where we see upside to consensus estimates. The portfolio is built through bottom-up stock selection within a risk-aware framework. We do not make top-down sector or regional allocations. Confidence in sustained earnings growth continues to improve, supported by a strong global economic backdrop and confirmed by this strong earnings season and outlook. We expect earnings to continue to be the key driver of stock price performance.
Information technology remains the largest sector overweight. This is supported by multiple trends, including the shift from online to digital, strong demand for factory automation solutions, and broad-based improvement in semiconductor demand, due to increased complexity and proliferation into end markets. Consumer discretionary remains a large overweight. Factors supporting our positive view for the sector include the shift in shopping from bricks and mortar to online as well as a general recovery in luxury goods demand. The portfolio has no exposure in the utilities and telecommunication services sectors, where we have not seen examples of companies exhibiting accelerating, sustainable growth that fit our investment process.
Europe remains our largest regional weighting. While the recovery in European earnings is behind that of the U.S., European earnings are the strongest in seven years with evidence of sustainability. Companies in Europe are benefiting from improved revenue growth combined with strong operating leverage. We expect foreign exchange to be less of a headwind going forward as the euro/dollar exchange rate stabilizes.

5

Fund Characteristics

DECEMBER 31, 2017
Top Ten Holdings	% of net assets
British American Tobacco plc	2.4%
AIA Group Ltd.	2.1%
Lonza Group AG	2.0%
Unilever NV CVA	2.0%
Kering	1.7%
Treasury Wine Estates Ltd.	1.7%
Komatsu Ltd.	1.7%
London Stock Exchange Group plc	1.7%
Diageo plc	1.6%
ASML Holding NV	1.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.1%

Investments by Country	% of net assets
United Kingdom	25.3%
Japan	16.1%
France	8.2%
Germany	7.5%
Switzerland	6.8%
Netherlands	5.2%
China	3.7%
Denmark	3.3%
Australia	3.1%
Sweden	2.8%
Brazil	2.2%
Ireland	2.1%
Hong Kong	2.1%
Other Countries	11.2%
Cash and Equivalents*	0.4%
*Includes temporary cash investments and other assets and liabilities.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period(1) 7/1/17 - 12/31/17	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,125.70	$5.63	1.05%
Class II	$1,000	$1,124.90	$6.43	1.20%
Hypothetical
Class I	$1,000	$1,019.91	$5.35	1.05%
Class II	$1,000	$1,019.16	$6.11	1.20%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2017

	Shares	Value
COMMON STOCKS — 99.6%
Australia — 3.1%
CSL Ltd.	24,850	$2,735,028
Treasury Wine Estates Ltd.	274,240	3,411,042
		6,146,070
Austria — 1.4%
Erste Group Bank AG(1)	66,923	2,886,058
Belgium — 1.3%
KBC Group NV	30,080	2,562,779
Brazil — 2.2%
Banco do Brasil SA	60,500	578,101
Itau Unibanco Holding SA Preference Shares	75,900	982,976
Localiza Rent a Car SA	199,100	1,323,414
Lojas Renner SA	132,900	1,417,026
		4,301,517
Canada — 0.5%
Dollarama, Inc.	8,140	1,017,014
China — 3.7%
Alibaba Group Holding Ltd. ADR(1)	18,000	3,103,740
ANTA Sports Products Ltd.	210,000	952,589
TAL Education Group ADR	31,310	930,220
Tencent Holdings Ltd.	48,000	2,481,359
		7,467,908
Denmark — 3.3%
AP Moller - Maersk A/S, B Shares	1,050	1,829,773
Chr Hansen Holding A/S	21,040	1,973,253
DSV A/S	34,700	2,731,996
		6,535,022
France — 8.2%
Accor SA	31,870	1,642,763
Arkema SA	17,050	2,071,909
BNP Paribas SA	30,830	2,299,113
Danone SA	34,090	2,858,022
Essilor International Cie Generale d'Optique SA	5,852	806,963
Kering	7,380	3,479,115
TOTAL SA	24,945	1,376,348
Valeo SA	24,786	1,847,100
		16,381,333
Germany — 7.5%
adidas AG	15,600	3,114,135
Deutsche Boerse AG	9,130	1,058,297
Fresenius Medical Care AG & Co. KGaA	18,540	1,952,692
HeidelbergCement AG	22,010	2,382,628
Infineon Technologies AG	50,380	1,375,993
SAP SE	26,530	2,974,805
Zalando SE(1)	39,832	2,098,800
		14,957,350

8

	Shares	Value
Hong Kong — 2.1%
AIA Group Ltd.	493,000	$4,204,461
India — 0.8%
HDFC Bank Ltd.	51,200	1,516,147
Indonesia — 1.1%
Bank Mandiri Persero Tbk PT	3,727,200	2,195,169
Ireland — 2.1%
CRH plc	49,130	1,767,465
Ryanair Holdings plc ADR(1)	23,647	2,463,781
		4,231,246
Italy — 1.1%
UniCredit SpA(1)	119,232	2,221,207
Japan — 16.1%
Coca-Cola Bottlers Japan, Inc.	28,600	1,044,574
CyberAgent, Inc.	57,900	2,261,477
Daikin Industries Ltd.	19,400	2,296,811
Daito Trust Construction Co. Ltd.	6,600	1,344,425
Don Quijote Holdings Co. Ltd.	17,300	904,397
FANUC Corp.	7,200	1,729,863
Keyence Corp.	4,200	2,345,136
Komatsu Ltd.	93,100	3,372,401
MonotaRO Co. Ltd.	58,300	1,860,106
Nintendo Co. Ltd.	6,400	2,329,933
Nitori Holdings Co. Ltd.	9,600	1,368,827
Pola Orbis Holdings, Inc.	51,000	1,785,256
Recruit Holdings Co. Ltd.	67,700	1,681,393
Rohm Co. Ltd.	15,600	1,718,628
Ryohin Keikaku Co. Ltd.	5,300	1,650,183
Start Today Co. Ltd.	69,400	2,110,525
Sysmex Corp.	27,900	2,196,923
		32,000,858
Mexico — 0.5%
Grupo Financiero Banorte SAB de CV	194,120	1,065,550
Netherlands — 5.2%
ASML Holding NV	18,050	3,131,458
Heineken NV	20,144	2,099,697
InterXion Holding NV(1)	21,350	1,258,156
Unilever NV CVA	69,780	3,920,542
		10,409,853
Portugal — 0.7%
Jeronimo Martins SGPS SA	71,162	1,381,982
Russia — 0.9%
Yandex NV, A Shares(1)	54,550	1,786,512
Spain — 1.6%
Amadeus IT Group SA	31,350	2,256,469
CaixaBank SA	185,190	861,375
		3,117,844
Sweden — 2.8%
Hexagon AB, B Shares	40,680	2,034,503
Lundin Petroleum AB(1)	64,600	1,478,014

9

	Shares	Value
Sandvik AB	122,260	$2,137,073
		5,649,590
Switzerland — 6.8%
ABB Ltd.	81,570	2,181,378
Cie Financiere Richemont SA	23,470	2,125,042
Credit Suisse Group AG	89,160	1,587,075
Julius Baer Group Ltd.(1)	41,570	2,541,466
Lonza Group AG(1)	14,610	3,946,662
Swiss Re AG	12,370	1,157,916
		13,539,539
Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	202,000	1,552,181
Thailand — 0.5%
CP ALL PCL	434,600	1,026,012
United Kingdom — 25.3%
Ashtead Group plc	76,604	2,044,401
ASOS plc(1)	25,072	2,272,186
Associated British Foods plc	47,730	1,814,525
AstraZeneca plc	30,210	2,073,101
Aviva plc	330,316	2,257,391
B&M European Value Retail SA	410,210	2,339,212
British American Tobacco plc	71,650	4,835,692
Bunzl plc	67,790	1,895,537
Carnival plc	33,790	2,221,721
Coca-Cola HBC AG	32,150	1,045,748
Compass Group plc	99,223	2,145,495
Diageo plc	88,310	3,232,000
Ferguson plc	34,490	2,467,853
HSBC Holdings plc (Hong Kong)	210,000	2,145,253
Intertek Group plc	27,880	1,952,956
Just Eat plc(1)	114,312	1,199,174
London Stock Exchange Group plc	65,380	3,347,563
RELX plc	87,870	2,058,594
Royal Dutch Shell plc, A Shares	74,605	2,487,996
RPC Group plc	182,510	2,158,966
St. James's Place plc	114,562	1,893,669
Weir Group plc (The)	86,180	2,461,053
		50,350,086
TOTAL COMMON STOCKS (Cost $153,805,480)		198,503,288
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 8/31/18 - 11/15/46, valued at $253,935), in a joint trading account at 1.10%, dated 12/29/17, due 1/2/18 (Delivery value $248,489)		248,459
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 11/15/24, valued at $418,296), at 0.54%, dated 12/29/17, due 1/2/18 (Delivery value $406,024)		406,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,238	1,238
TOTAL TEMPORARY CASH INVESTMENTS (Cost $655,697)		655,697

10

Value
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $154,461,177)	$199,158,985
OTHER ASSETS AND LIABILITIES — 0.1%	186,862
TOTAL NET ASSETS — 100.0%	$199,345,847

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	18.9%
Industrials	18.2%
Consumer Discretionary	18.0%
Information Technology	14.8%
Consumer Staples	14.1%
Health Care	7.0%
Materials	5.2%
Energy	2.7%
Real Estate	0.7%
Cash and Equivalents*	0.4%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2017
Assets
Investment securities, at value (cost of $154,461,177)	$199,158,985
Foreign currency holdings, at value (cost of $122)	125
Receivable for investments sold	448,760
Receivable for capital shares sold	22,331
Dividends and interest receivable	791,460
Other assets	14,980
200,436,641

Liabilities
Payable for investments purchased	664,255
Payable for capital shares redeemed	244,467
Accrued management fees	165,479
Distribution fees payable	9,725
Accrued foreign taxes	6,868
1,090,794

Net Assets	$199,345,847

Net Assets Consist of:
Capital (par value and paid-in surplus)	$140,376,163
Undistributed net investment income	1,629,425
Undistributed net realized gain	12,581,959
Net unrealized appreciation	44,758,300
$199,345,847

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$153,122,628	12,569,328	$12.18
Class II, $0.01 Par Value	$46,223,219	3,800,069	$12.16

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $523,330)	$3,924,093
Interest	6,217
3,930,310

Expenses:
Management fees	2,730,882
Distribution fees - Class II	108,602
Directors' fees and expenses	6,276
Other expenses	21,477
2,867,237
Fees waived(1)	(535,785)
2,331,452

Net investment income (loss)	1,598,858

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	19,107,012
Foreign currency translation transactions	(22,551)
19,084,461

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(4,862))	35,456,306
Translation of assets and liabilities in foreign currencies	30,984
35,487,290

Net realized and unrealized gain (loss)	54,571,751

Net Increase (Decrease) in Net Assets Resulting from Operations	$56,170,609

(1)	Amount consists of $421,571 and $114,214 for Class I and Class II, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2017 AND DECEMBER 31, 2016
Increase (Decrease) in Net Assets	December 31, 2017	December 31, 2016
Operations
Net investment income (loss)	$1,598,858	$1,768,924
Net realized gain (loss)	19,084,461	(971,443)
Change in net unrealized appreciation (depreciation)	35,487,290	(13,613,671)
Net increase (decrease) in net assets resulting from operations	56,170,609	(12,816,190)

Distributions to Shareholders
From net investment income:
Class I	(1,538,770)	(1,786,018)
Class II	(321,544)	(396,033)
Decrease in net assets from distributions	(1,860,314)	(2,182,051)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(54,378,299)	(16,991,843)

Net increase (decrease) in net assets	(68,004)	(31,990,084)

Net Assets
Beginning of period	199,413,851	231,403,935
End of period	$199,345,847	$199,413,851

Undistributed net investment income	$1,629,425	$440,245

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2017

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2017 through July 31, 2017, the investment advisor agreed to waive 0.21% of the fund’s management fee. Effective August 1, 2017, the investment advisor agreed to waive 0.33% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2017 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	1.00% to 1.50%	1.34%	1.08%
Class II	0.90% to 1.40%	1.24%	0.98%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $292,811 and $242,040, respectively. The effect of interfund transactions on the Statement of Operations was $9,936 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2017 were $118,025,796 and $169,163,858, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	200,000,000		200,000,000
Sold	1,913,470	$20,458,184	2,510,736	$23,844,001
Issued in reinvestment of distributions	152,807	1,538,770	189,397	1,786,018
Redeemed	(6,643,186)	(72,584,708)	(3,882,064)	(36,627,329)
	(4,576,909)	(50,587,754)	(1,181,931)	(10,997,310)
Class II/Shares Authorized	100,000,000		100,000,000
Sold	253,322	2,768,790	257,370	2,449,533
Issued in reinvestment of distributions	31,963	321,544	41,997	396,033
Redeemed	(626,549)	(6,880,879)	(931,555)	(8,840,099)
	(341,264)	(3,790,545)	(632,188)	(5,994,533)
Net increase (decrease)	(4,918,173)	$(54,378,299)	(1,814,119)	$(16,991,843)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$9,542,409	$188,960,879	—
Temporary Cash Investments	1,238	654,459	—
	$9,543,647	$189,615,338	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

18

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$1,860,314	$2,182,051
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$155,329,627
Gross tax appreciation of investments	$44,545,099
Gross tax depreciation of investments	(715,741)
Net tax appreciation (depreciation) of investments	43,829,358
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	60,346
Net tax appreciation (depreciation)	$43,889,704
Undistributed ordinary income	$2,383,766
Accumulated long-term gains	$12,696,214

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2017	$9.37	0.09	2.81	2.90	(0.09)	$12.18	31.21%	1.09%	1.35%	0.81%	0.55%	58%	$153,123
2016	$10.02	0.08	(0.63)	(0.55)	(0.10)	$9.37	(5.50)%	1.10%	1.37%	0.87%	0.60%	71%	$160,668
2015	$9.98	0.08	—(3)	0.08	(0.04)	$10.02	0.76%	1.03%	1.33%	0.79%	0.49%	59%	$183,648
2014	$10.74	0.09	(0.67)	(0.58)	(0.18)	$9.98	(5.51)%	1.03%	1.33%	0.84%	0.54%	77%	$210,511
2013	$8.93	0.10	1.87	1.97	(0.16)	$10.74	22.41%	1.07%	1.37%	1.01%	0.71%	87%	$213,085
Class II
2017	$9.36	0.06	2.82	2.88	(0.08)	$12.16	30.93%	1.24%	1.50%	0.66%	0.40%	58%	$46,223
2016	$10.00	0.07	(0.62)	(0.55)	(0.09)	$9.36	(5.55)%	1.25%	1.52%	0.72%	0.45%	71%	$38,746
2015	$9.97	0.07	(0.02)	0.05	(0.02)	$10.00	0.51%	1.18%	1.48%	0.64%	0.34%	59%	$47,756
2014	$10.73	0.08	(0.68)	(0.60)	(0.16)	$9.97	(5.65)%	1.18%	1.48%	0.69%	0.39%	77%	$50,788
2013	$8.92	0.08	1.88	1.96	(0.15)	$10.73	22.25%	1.22%	1.52%	0.86%	0.56%	87%	$61,312

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

(3)	Per-share amount was less than $0.005.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP International Fund of the American Century Variable Portfolios, Inc. as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Kansas City, Missouri
February 12, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$3,351,561,632	$116,688,349
Barry Fink	$3,347,412,874	$120,837,107
Jan M. Lewis	$3,352,360,806	$115,889,175
Stephen E. Yates	$3,350,865,489	$117,384,492
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For the fiscal year ended December 31, 2017, the fund intends to pass through to shareholders foreign source income of $4,447,423 and foreign taxes paid of $334,932, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on December 31, 2017 are $0.2717 and $0.0205, respectively.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91441 1802

Annual Report

December 31, 2017

VP Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class II	AVVTX	10.96%	12.59%	5.85%	10/29/04
Russell 1000 Value Index	—	13.66%	14.03%	7.10%	—
S&P 500 Index	—	21.83%	15.78%	8.49%	—
Class I	AVVIX	11.07%	12.76%	6.01%	12/1/04
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2017
Class II — $17,657

Russell 1000 Value Index — $19,863

S&P 500 Index — $22,603

Ending value of Class II would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.91%	1.06%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Brendan Healy and Brian Woglom

Performance Summary

VP Large Company Value returned 10.96%* for the 12 months ended December 31, 2017. By comparison, its benchmark, the Russell 1000 Value Index, returned 13.66%. The broader market, as measured by the S&P 500 Index, returned 21.83%. The fund’s return reflects operating expenses, while the indices’ returns do not.

Major U.S. stock market benchmarks climbed to record highs in 2017. At year-end, the S&P 500 Index delivered its ninth-consecutive quarterly gain, and the highest quarterly return in two years. Market gains were fueled by positive economic and earnings news, moderate inflation, and passage of the largest corporate tax cut in decades. In December, the Federal Reserve raised the federal funds target rate by 25 basis points, the fourth rate hike since December of 2016. These increases pressured interest-rate sensitive sectors such as utilities and real estate. The outperformance of growth stocks versus value stocks was pronounced in 2017. This created headwinds for our approach to value investing as quality and value factors are key determinants of our performance over time.

In this environment, VP Large Company Value provided positive absolute results. The portfolio’s performance relative to the Russell 1000 Value Index was held back by stock selection in the industrials and consumer discretionary sectors. Weak earnings and concerns about increased competitive pressure from Amazon weighed on many consumer discretionary companies. Conversely, information technology holdings contributed. Emerging new products and rising demand led to a strong performance by the sector. Additionally, many technology companies have a significant amount of cash offshore, and the prospect of being able to repatriate it at favorable tax rates boosted the sector.

Top Detractors

Schlumberger, the largest oilfield services company in the world with top market positions across the globe, declined even as oil prices improved during the year. The company reported solid third-quarter earnings, but investors became concerned that the Schlumberger’s oil production business will raise the overall risk profile of the company.

Advance Auto Parts’ stock fell on reports that Amazon was increasing its focus on the aftermarket automotive parts sector. The company materially lowered its fiscal year 2017 guidance after missing both first- and second-quarter earnings estimates. The stock rebounded somewhat after beating third-quarter estimates, but weak sales continue to be a concern. Our longer-term investment thesis, however, remains intact.

Concern about free cash flow generation relative to its earnings weighed heavily on General Electric (GE) throughout the year. GE’s stock fell following the company’s CEO change and downgraded guidance due to weakness in the company’s power and oil and gas business. A major dividend cut and lingering concerns about GE’s ability to meet its 2018 earnings target, further dragged down the stock in the fourth quarter.

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Top Contributors

Within the information technology sector, semiconductor companies outperformed. Applied Materials continued to gain market share and reported record revenues and earnings per share for its fiscal third quarter. The company also announced that it expects continued growth in revenues and earnings over the next few years due to strong demand. Lam Research, a global supplier of semiconductor manufacturing equipment and services, also rose on strong demand.

Our underweight in telecommunication services aided performance, particularly not owning AT&T. The company’s stock fell on poor quarterly results due to increased competition in wireless. The stock was also pressured from merger arbitrage related to its attempted acquisition of Time Warner.

An underweight position in Exxon Mobil also contributed as the stock underperformed many other energy securities. Despite operational results that were generally in line with expectations, the company’s extended valuation weighed on its performance.

Outlook

The portfolio continues to invest in companies where fundamentals are strong and improving but share price performance does not fully reflect these factors. Our process is based on individual security selection, but broad themes have emerged. We see value in health care, which remains the largest overweight relative to the benchmark in the portfolio. We hold higher-quality companies with compelling valuations and strong fundamentals, such as pharmaceutical company Pfizer. The portfolio is also overweight in the energy sector, where valuations remain attractive. Earlier this year, the energy sector declined as the price of oil fell and energy companies faced a rising service cost environment. This provided us with the opportunity to add to some of the portfolio’s energy stocks that continue to offer compelling risk/reward profiles.

The portfolio’s largest underweights are in real estate and utilities. Our valuation methodology shows that many real estate and utilities stocks remain overvalued. Investors have been drawn to these stocks because of the yields they have offered during an extended period of low interest rates.

5

Fund Characteristics

DECEMBER 31, 2017
Top Ten Holdings	% of net assets
Schlumberger Ltd.	3.8%
Pfizer, Inc.	3.2%
iShares Russell 1000 Value ETF	2.9%
Verizon Communications, Inc.	2.8%
Procter & Gamble Co. (The)	2.8%
Cisco Systems, Inc.	2.7%
TOTAL SA ADR	2.5%
Bank of America Corp.	2.5%
U.S. Bancorp	2.5%
Medtronic plc	2.5%

Top Five Industries	% of net assets
Banks	14.9%
Oil, Gas and Consumable Fuels	10.6%
Pharmaceuticals	10.1%
Health Care Equipment and Supplies	5.4%
Capital Markets	4.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	86.9%
Foreign Common Stocks*	8.0%
Exchange-Traded Funds	2.9%
Total Equity Exposure	97.8%
Temporary Cash Investments	3.5%
Other Assets and Liabilities	(1.3)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period(1) 7/1/17 - 12/31/17	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,061.10	$4.21	0.81%
Class II	$1,000	$1,060.10	$4.98	0.96%
Hypothetical
Class I	$1,000	$1,021.12	$4.13	0.81%
Class II	$1,000	$1,020.37	$4.89	0.96%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2017

	Shares	Value
COMMON STOCKS — 94.9%
Aerospace and Defense — 1.8%
Textron, Inc.	2,940	$166,374
United Technologies Corp.	1,740	221,972
		388,346
Auto Components — 0.3%
Aptiv plc	860	72,954
Automobiles — 0.9%
Honda Motor Co. Ltd. ADR	5,840	199,027
Banks — 14.9%
Bank of America Corp.	18,800	554,976
BB&T Corp.	10,900	541,948
JPMorgan Chase & Co.	3,790	405,303
M&T Bank Corp.	1,860	318,041
PNC Financial Services Group, Inc. (The)	3,010	434,313
U.S. Bancorp	10,270	550,266
Wells Fargo & Co.	8,070	489,607
		3,294,454
Beverages — 0.5%
PepsiCo, Inc.	930	111,526
Biotechnology — 0.5%
Celgene Corp.(1)	1,000	104,360
Building Products — 2.1%
Johnson Controls International plc	12,300	468,753
Capital Markets — 4.8%
Ameriprise Financial, Inc.	1,060	179,638
Bank of New York Mellon Corp. (The)	9,020	485,817
BlackRock, Inc.	100	51,371
Invesco Ltd.	9,540	348,592
		1,065,418
Chemicals — 1.0%
DowDuPont, Inc.	3,040	216,509
Communications Equipment — 2.7%
Cisco Systems, Inc.	15,340	587,522
Containers and Packaging — 0.6%
WestRock Co.	2,260	142,855
Diversified Telecommunication Services — 2.8%
Verizon Communications, Inc.	11,750	621,927
Electric Utilities — 2.4%
Edison International	1,690	106,876
PG&E Corp.	1,940	86,970
PPL Corp.	3,590	111,110
Xcel Energy, Inc.	4,520	217,457
		522,413
Electrical Equipment — 0.9%
Eaton Corp. plc	2,510	198,315

8

	Shares	Value
Electronic Equipment, Instruments and Components — 1.3%
TE Connectivity Ltd.	3,050	$289,872
Energy Equipment and Services — 4.7%
Baker Hughes a GE Co.	6,870	217,367
Schlumberger Ltd.	12,280	827,549
		1,044,916
Equity Real Estate Investment Trusts (REITs) — 0.5%
Boston Properties, Inc.	760	98,823
Food and Staples Retailing — 2.7%
Sysco Corp.	3,340	202,838
Wal-Mart Stores, Inc.	3,940	389,075
		591,913
Food Products — 3.3%
Conagra Brands, Inc.	5,090	191,740
General Mills, Inc.	1,810	107,315
Mondelez International, Inc., Class A	10,100	432,280
		731,335
Health Care Equipment and Supplies — 5.4%
Abbott Laboratories	4,510	257,386
Medtronic plc	6,730	543,447
Zimmer Biomet Holdings, Inc.	3,150	380,111
		1,180,944
Health Care Providers and Services — 2.1%
HCA Healthcare, Inc.(1)	3,130	274,939
McKesson Corp.	1,140	177,783
		452,722
Hotels, Restaurants and Leisure — 0.3%
Carnival Corp.	1,070	71,016
Household Products — 2.8%
Procter & Gamble Co. (The)	6,740	619,271
Industrial Conglomerates — 1.7%
General Electric Co.	21,810	380,585
Insurance — 3.4%
Aflac, Inc.	2,520	221,205
Chubb Ltd.	2,830	413,548
MetLife, Inc.	2,480	125,389
		760,142
Leisure Products — 0.2%
Mattel, Inc.	3,290	50,600
Machinery — 0.5%
Ingersoll-Rand plc	1,220	108,812
Media — 0.5%
Time Warner, Inc.	1,180	107,935
Multiline Retail — 0.5%
Target Corp.	1,810	118,103
Oil, Gas and Consumable Fuels — 10.6%
Anadarko Petroleum Corp.	5,030	269,809
Chevron Corp.	3,600	450,684
Exxon Mobil Corp.	2,020	168,953
Imperial Oil Ltd.	5,400	168,530
Occidental Petroleum Corp.	6,210	457,428

9

	Shares	Value
Royal Dutch Shell plc, Class B ADR	3,800	$259,502
TOTAL SA ADR	10,060	556,117
		2,331,023
Personal Products — 0.8%
Unilever NV CVA	3,010	169,115
Pharmaceuticals — 10.1%
Allergan plc	1,510	247,006
Johnson & Johnson	3,630	507,183
Merck & Co., Inc.	6,530	367,443
Pfizer, Inc.	19,550	708,101
Roche Holding AG	1,590	402,180
		2,231,913
Road and Rail — 0.5%
Union Pacific Corp.	740	99,234
Semiconductors and Semiconductor Equipment — 3.0%
Applied Materials, Inc.	3,200	163,584
Intel Corp.	4,270	197,103
Lam Research Corp.	540	99,398
QUALCOMM, Inc.	3,120	199,742
		659,827
Software — 2.1%
Oracle Corp. (New York)	9,600	453,888
Specialty Retail — 1.4%
Advance Auto Parts, Inc.	2,260	225,300
L Brands, Inc.	1,310	78,888
		304,188
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc.	430	72,769
TOTAL COMMON STOCKS (Cost $17,086,235)		20,923,325
EXCHANGE-TRADED FUNDS — 2.9%
iShares Russell 1000 Value ETF (Cost $624,563)	5,200	646,568
TEMPORARY CASH INVESTMENTS — 3.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 8/31/18 - 11/15/46, valued at $294,457), in a joint trading account at 1.10%, dated 12/29/17, due 1/2/18 (Delivery value $288,142)		288,107
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 11/15/24, valued at $483,032), at 0.54%, dated 12/29/17, due 1/2/18 (Delivery value $471,028)		471,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,612	1,612
TOTAL TEMPORARY CASH INVESTMENTS (Cost $760,719)		760,719
TOTAL INVESTMENT SECURITIES — 101.3% (Cost $18,471,517)		22,330,612
OTHER ASSETS AND LIABILITIES — (1.3)%		(276,584)
TOTAL NET ASSETS — 100.0%		$22,054,028

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	22,143	USD	17,257	Morgan Stanley	3/29/18	$379
USD	152,970	CAD	196,563	Morgan Stanley	3/29/18	(3,581)
USD	4,140	CAD	5,187	Morgan Stanley	3/29/18	9
USD	18,201	CHF	17,706	Credit Suisse AG	3/29/18	(81)
USD	322,093	CHF	316,385	Credit Suisse AG	3/29/18	(4,591)
USD	17,761	EUR	14,780	UBS AG	3/29/18	(65)
USD	597,111	EUR	504,035	UBS AG	3/29/18	(10,800)
USD	11,511	GBP	8,536	Morgan Stanley	3/29/18	(47)
USD	201,923	GBP	150,791	Morgan Stanley	3/29/18	(2,251)
USD	5,382	GBP	4,004	Morgan Stanley	3/29/18	(40)
USD	167,573	JPY	18,756,490	Credit Suisse AG	3/30/18	372
USD	4,123	JPY	464,522	Credit Suisse AG	3/30/18	(18)
						$(20,714)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CVA	-	Certificaten Van Aandelen
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2017
Assets
Investment securities, at value (cost of $18,471,517)	$22,330,612
Receivable for investments sold	39,003
Receivable for capital shares sold	24,301
Unrealized appreciation on forward foreign currency exchange contracts	760
Dividends and interest receivable	45,734
22,440,410

Liabilities
Payable for investments purchased	347,134
Payable for capital shares redeemed	1,557
Unrealized depreciation on forward foreign currency exchange contracts	21,474
Accrued management fees	13,324
Distribution fees payable	2,893
386,382

Net Assets	$22,054,028

Net Assets Consist of:
Capital (par value and paid-in surplus)	$17,032,286
Undistributed net investment income	48,402
Undistributed net realized gain	1,134,937
Net unrealized appreciation	3,838,403
$22,054,028

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$8,082,800	512,680	$15.77
Class II, $0.01 Par Value	$13,971,228	873,409	$16.00

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $5,448)	$547,141
Interest	1,793
548,934

Expenses:
Management fees	164,561
Distribution fees - Class II	27,126
Directors' fees and expenses	592
Other expenses	1,327
193,606
Fees waived(1)	(21,439)
172,167

Net investment income (loss)	376,767

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,411,842
Forward foreign currency exchange contract transactions	(61,457)
Foreign currency translation transactions	(132)
1,350,253

Change in net unrealized appreciation (depreciation) on:
Investments	356,918
Forward foreign currency exchange contracts	(15,506)
Translation of assets and liabilities in foreign currencies	548
341,960

Net realized and unrealized gain (loss)	1,692,213

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,068,980

(1)	Amount consists of $9,504 and $11,935 for Class I and Class II, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2017 AND DECEMBER 31, 2016
Increase (Decrease) in Net Assets	December 31, 2017	December 31, 2016
Operations
Net investment income (loss)	$376,767	$351,775
Net realized gain (loss)	1,350,253	1,084,106
Change in net unrealized appreciation (depreciation)	341,960	1,176,586
Net increase (decrease) in net assets resulting from operations	2,068,980	2,612,467

Distributions to Shareholders
From net investment income:
Class I	(154,643)	(198,522)
Class II	(168,922)	(175,520)
From net realized gains:
Class I	(569,790)	(536,170)
Class II	(517,100)	(514,466)
Decrease in net assets from distributions	(1,410,455)	(1,424,678)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,735,480	963,487

Net increase (decrease) in net assets	2,394,005	2,151,276

Net Assets
Beginning of period	19,660,023	17,508,747
End of period	$22,054,028	$19,660,023

Undistributed net investment income	$48,402	$61,175

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2017

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

15

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). During the period ended December 31, 2017, the investment advisor agreed to waive 0.11% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2017 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.70% to 0.90%	0.90%	0.79%
Class II	0.60% to 0.80%	0.80%	0.69%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $491,080 and $259,715, respectively. The effect of interfund transactions on the Statement of Operations was $(4,947) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2017 were $12,686,216 and $12,356,879, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	151,220	$2,340,673	87,113	$1,228,987
Issued in reinvestment of distributions	48,520	724,433	53,925	734,692
Redeemed	(341,914)	(5,132,314)	(90,374)	(1,289,270)
	(142,174)	(2,067,208)	50,664	674,409
Class II/Shares Authorized	50,000,000		50,000,000
Sold	345,417	5,337,916	162,594	2,358,352
Issued in reinvestment of distributions	45,243	686,022	50,007	689,986
Redeemed	(143,363)	(2,221,250)	(191,644)	(2,759,260)
	247,297	3,802,688	20,957	289,078
Net increase (decrease)	105,123	$1,735,480	71,621	$963,487

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$20,183,500	$739,825	—
Exchange-Traded Funds	646,568	—	—
Temporary Cash Investments	1,612	759,107	—
	$20,831,680	$1,498,932	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$760	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$21,474	—

18

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,308,319.

The value of foreign currency risk derivative instruments as of December 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $760 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $21,474 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(61,457) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(15,506) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$323,565	$374,042
Long-term capital gains	$1,086,890	$1,050,636

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$18,762,737
Gross tax appreciation of investments	$4,062,754
Gross tax depreciation of investments	(494,879)
Net tax appreciation (depreciation) of investments	3,567,875
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(29)
Net tax appreciation (depreciation)	$3,567,846
Undistributed ordinary income	$162,667
Accumulated long-term gains	$1,291,229
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2017	$15.25	0.31	1.31	1.62	(0.27)	(0.83)	(1.10)	$15.77	11.07%	0.80%	0.91%	2.02%	1.91%	64%	$8,083
2016	$14.39	0.29	1.75	2.04	(0.31)	(0.87)	(1.18)	$15.25	15.25%	0.79%	0.90%	2.03%	1.92%	77%	$9,984
2015	$15.23	0.22	(0.81)	(0.59)	(0.23)	(0.02)	(0.25)	$14.39	(3.89)%	0.80%	0.91%	1.43%	1.32%	63%	$8,693
2014	$13.69	0.21	1.54	1.75	(0.21)	—	(0.21)	$15.23	12.87%	0.80%	0.90%	1.47%	1.37%	70%	$7,547
2013	$10.58	0.20	3.10	3.30	(0.19)	—	(0.19)	$13.69	31.33%	0.86%	0.91%	1.64%	1.59%	61%	$6,795
Class II
2017	$15.45	0.29	1.33	1.62	(0.24)	(0.83)	(1.07)	$16.00	10.96%	0.95%	1.06%	1.87%	1.76%	64%	$13,971
2016	$14.57	0.27	1.77	2.04	(0.29)	(0.87)	(1.16)	$15.45	15.02%	0.94%	1.05%	1.88%	1.77%	77%	$9,676
2015	$15.42	0.19	(0.81)	(0.62)	(0.21)	(0.02)	(0.23)	$14.57	(4.05)%	0.95%	1.06%	1.28%	1.17%	63%	$8,816
2014	$13.86	0.19	1.56	1.75	(0.19)	—	(0.19)	$15.42	12.77%	0.95%	1.05%	1.32%	1.22%	70%	$9,515
2013	$10.71	0.19	3.13	3.32	(0.17)	—	(0.17)	$13.86	31.04%	1.01%	1.06%	1.49%	1.44%	61%	$8,207

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Large Company Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Kansas City, Missouri
February 12, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$3,351,561,632	$116,688,349
Barry Fink	$3,347,412,874	$120,837,107
Jan M. Lewis	$3,352,360,806	$115,889,175
Stephen E. Yates	$3,350,865,489	$117,384,492
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $300,922, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $1,086,890, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2017.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91445 1802

Annual Report

December 31, 2017

VP Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class II	AVMTX	11.47%	15.24%	10.56%	10/29/04
Russell Midcap Value Index	—	13.34%	14.67%	9.09%	—
Class I	AVIPX	11.69%	15.42%	10.74%	12/1/04
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2017
Class II — $27,313

Russell Midcap Value Index — $23,888

Ending value of Class II would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom
Performance Summary

VP Mid Cap Value returned 11.47%* for the 12 months ended December 31, 2017. The fund’s benchmark, the Russell Midcap Value Index, returned 13.34%. The fund’s return reflects operating expenses, while the index’s return does not.

The fund’s overweight and security selection in the energy sector negatively impacted relative performance. Holdings in the consumer discretionary and utilities sectors also weighed on the fund’s return. On the other hand, an underweight and security selection in real estate contributed positively to performance. Holdings in the information technology sector as well as an overweight and security selection in health care were also beneficial.

Energy Detracted From Returns

During the first half of 2017, oil and gas prices weakened as investors became concerned that both markets would switch back to an oversupplied state in 2018. Additionally, a much higher-than-expected rig count increase in the U.S. led to concerns over service cost inflation. These factors pressured the stocks of many energy companies. Against this backdrop, the portfolio’s overweight to the energy sector detracted from performance. Although oil prices recovered during the second half of the year, Anadarko Petroleum, Imperial Oil, and Noble Energy were among the top individual detractors from relative performance over the trailing 12-month period.

Holdings in the Consumer Discretionary and Utilities Sectors Weighed on Performance

A competitive environment, which intensified following Amazon’s announcement that it would purchase Whole Foods Market, presented challenges to many consumer discretionary stocks. Advance Auto Parts underperformed due to reports that Amazon was increasing its focus on the aftermarket automotive parts sector. The company also reported first-quarter and second-quarter earnings that missed estimates, and it materially lowered guidance for its fiscal 2017 year. Our longer-term investment thesis, however, remains intact. Mattel was another notable detractor in the sector. On the new CEO’s first investor day, she reduced guidance and announced a larger-than-expected dividend cut. Later in the year, the toy company missed second-quarter and third-quarter earnings estimates. Mattel’s financial results were negatively impacted by the bankruptcy of Toys”R”Us, one of Mattel’s largest customers, and by continued inventory reductions at other large customers. We eliminated our position in Mattel due to the company’s weakened balance sheet and increased operating uncertainty.

In the utilities sector, PG&E underperformed after media reports linked PG&E’s equipment to wildfires in Northern California, creating liability concerns. The stock fell further after the company proactively suspended its dividend to build its cash reserve until liabilities can be determined. Edison International also declined on concerns that it could be liable for property damage if the company’s equipment is found to have caused wildfires in Southern California. We materially trimmed these positions due to the uncertainty surrounding both companies’ potential liability.

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Real Estate, Information Technology, and Health Care Buoyed Performance

Many real estate stocks remained overvalued according to our metrics, which led to a sizable underweight in the sector. This underweight was beneficial to performance, as rising interest rates caused many stocks in this interest-rate sensitive sector to underperform. We were, however, able to identify select stocks in the sector that offered attractive valuations. Among those holdings, American Tower, a REIT that owns and operates wireless communications towers, turned in strong performance. The stock benefited from positive revisions to earnings guidance and from expectations for more traffic to the company’s towers given the increase in unlimited data plans offered by wireless telecommunication services companies.

Within the information technology sector, semiconductor holdings Applied Materials, Lam Research, and Teradyne outperformed and were among the fund’s top contributors. These companies all reported strong financial results as they benefited from robust orders due to strong end-market demand.

Health care was another area of strength. Our overweight in the sector was beneficial and stemmed from positions in the health care equipment and supplies industry as well as the health care providers and services industry. Within those industries, we identified several higher-quality stocks that offered compelling valuations, including Koninklijke Philips. During the year, the company’s stock appreciated on stronger earnings in both its personal health and diagnosis and treatment segments. We trimmed the position on strength in the stock price.

Portfolio Positioning

At period-end, consumer staples was a top sector overweight. During the second quarter of 2017, many food companies fell on fears of increased competition. This decline continued into the third quarter, providing us with the opportunity to add to select names as their valuations became more attractive. The fund was also overweight in energy. The sector declined as the price of oil fell and energy companies faced a rising service cost environment, which provided us with the opportunity to add to some of the portfolio’s energy stocks due to their attractive risk/reward profiles. We favor well-managed, higher-quality energy companies with strong balance sheets such as Occidental Petroleum and EQT. Conversely, we were underweight in utilities as it was difficult to find attractively valued stocks in the sector. Additionally, the real estate and consumer discretionary sectors offered limited opportunities. The sizable underweight in real estate was driven by our belief that the sector has generally been overvalued for some time. The fund also ended the year underweight in consumer discretionary because it is difficult to find higher-quality companies with sustainable business models in the sector.

5

Fund Characteristics

DECEMBER 31, 2017
Top Ten Holdings	% of net assets
Johnson Controls International plc	2.6%
Northern Trust Corp.	2.6%
Zimmer Biomet Holdings, Inc.	2.5%
Weyerhaeuser Co.	2.2%
iShares Russell Mid-Cap Value ETF	2.0%
Invesco Ltd.	1.8%
Conagra Brands, Inc.	1.8%
WestRock Co.	1.7%
BB&T Corp.	1.7%
Imperial Oil Ltd.	1.7%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	9.7%
Food Products	8.2%
Banks	7.8%
Health Care Providers and Services	6.7%
Capital Markets	6.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	95.0%
Exchange-Traded Funds	2.0%
Total Equity Exposure	97.0%
Temporary Cash Investments	2.9%
Other Assets and Liabilities	0.1%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period(1) 7/1/17 - 12/31/17	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,073.00	$4.49	0.86%
Class II	$1,000	$1,072.20	$5.28	1.01%
Hypothetical
Class I	$1,000	$1,020.87	$4.38	0.86%
Class II	$1,000	$1,020.11	$5.14	1.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2017

	Shares	Value
COMMON STOCKS — 95.0%
Aerospace and Defense — 1.1%
Textron, Inc.	275,848	$15,610,238
Auto Components — 0.3%
Aptiv plc	40,420	3,428,829
Automobiles — 1.0%
Honda Motor Co. Ltd. ADR	410,882	14,002,859
Banks — 7.8%
Bank of Hawaii Corp.	122,183	10,471,083
BB&T Corp.	474,831	23,608,597
Comerica, Inc.	44,168	3,834,224
Commerce Bancshares, Inc.	222,515	12,425,238
M&T Bank Corp.	103,264	17,657,111
PNC Financial Services Group, Inc. (The)	67,358	9,719,086
SunTrust Banks, Inc.	181,155	11,700,802
UMB Financial Corp.	64,133	4,612,445
Westamerica Bancorporation	231,530	13,787,612
		107,816,198
Beverages — 0.9%
Dr Pepper Snapple Group, Inc.	131,328	12,746,696
Building Products — 2.6%
Johnson Controls International plc	931,776	35,509,983
Capital Markets — 6.3%
Ameriprise Financial, Inc.	113,024	19,154,177
Invesco Ltd.	689,668	25,200,469
Northern Trust Corp.	354,909	35,451,860
T. Rowe Price Group, Inc.	68,622	7,200,506
		87,007,012
Commercial Services and Supplies — 0.7%
Republic Services, Inc.	151,199	10,222,564
Containers and Packaging — 4.7%
Bemis Co., Inc.	200,887	9,600,390
Graphic Packaging Holding Co.	1,158,493	17,898,717
Sonoco Products Co.	258,912	13,758,584
WestRock Co.	381,979	24,144,892
		65,402,583
Diversified Telecommunication Services — 0.2%
CenturyLink, Inc.	197,467	3,293,750
Electric Utilities — 3.6%
Edison International	159,237	10,070,148
Eversource Energy	99,857	6,308,965
PG&E Corp.	79,816	3,578,151
Pinnacle West Capital Corp.	118,402	10,085,483
Xcel Energy, Inc.	417,717	20,096,365
		50,139,112
Electrical Equipment — 4.0%
Eaton Corp. plc	167,759	13,254,638

8

	Shares	Value
Emerson Electric Co.	282,523	$19,689,028
Hubbell, Inc.	159,606	21,601,076
		54,544,742
Electronic Equipment, Instruments and Components — 2.2%
Keysight Technologies, Inc.(1)	394,851	16,425,802
TE Connectivity Ltd.	145,136	13,793,725
		30,219,527
Energy Equipment and Services — 4.0%
Baker Hughes a GE Co.	564,488	17,860,400
Halliburton Co.	179,564	8,775,293
Helmerich & Payne, Inc.	153,912	9,948,872
National Oilwell Varco, Inc.	509,565	18,354,531
		54,939,096
Equity Real Estate Investment Trusts (REITs) — 5.4%
American Tower Corp.	90,239	12,874,398
Boston Properties, Inc.	61,993	8,060,950
Empire State Realty Trust, Inc., Class A	222,230	4,562,382
MGM Growth Properties LLC, Class A	300,294	8,753,570
Piedmont Office Realty Trust, Inc., Class A	516,959	10,137,566
Weyerhaeuser Co.	859,574	30,308,579
		74,697,445
Food and Staples Retailing — 1.4%
Sysco Corp.	316,471	19,219,284
Food Products — 8.2%
Conagra Brands, Inc.	666,663	25,113,195
General Mills, Inc.	362,299	21,480,708
J.M. Smucker Co. (The)	96,623	12,004,441
Kellogg Co.	263,267	17,896,891
Mondelez International, Inc., Class A	513,844	21,992,523
Orkla ASA	1,371,922	14,543,648
		113,031,406
Gas Utilities — 1.3%
Atmos Energy Corp.	96,106	8,254,544
Spire, Inc.	136,618	10,266,843
		18,521,387
Health Care Equipment and Supplies — 3.4%
Koninklijke Philips NV	63,580	2,405,321
STERIS plc	120,464	10,536,986
Zimmer Biomet Holdings, Inc.	280,929	33,899,702
		46,842,009
Health Care Providers and Services — 6.7%
Cardinal Health, Inc.	290,939	17,825,833
Express Scripts Holding Co.(1)	176,494	13,173,512
HCA Healthcare, Inc.(1)	168,860	14,832,662
Henry Schein, Inc.(1)	97,325	6,801,071
LifePoint Health, Inc.(1)	314,925	15,683,265
McKesson Corp.	77,029	12,012,673
Quest Diagnostics, Inc.	116,560	11,479,994
		91,809,010
Household Durables — 0.8%
PulteGroup, Inc.	308,687	10,263,843

9

	Shares	Value
Insurance — 5.4%
Aflac, Inc.	94,738	$8,316,102
Arthur J. Gallagher & Co.	142,431	9,013,034
Brown & Brown, Inc.	128,109	6,592,489
Chubb Ltd.	143,028	20,900,682
ProAssurance Corp.	102,020	5,830,443
Reinsurance Group of America, Inc.	65,196	10,166,012
Torchmark Corp.	53,142	4,820,511
Travelers Cos., Inc. (The)	27,961	3,792,630
Unum Group	101,658	5,580,007
		75,011,910
Machinery — 2.4%
Cummins, Inc.	57,183	10,100,805
Ingersoll-Rand plc	144,089	12,851,298
PACCAR, Inc.	86,530	6,150,552
Parker-Hannifin Corp.	19,739	3,939,510
		33,042,165
Multi-Utilities — 1.5%
Ameren Corp.	114,026	6,726,394
NorthWestern Corp.	229,042	13,673,807
		20,400,201
Multiline Retail — 0.8%
Target Corp.	166,588	10,869,867
Oil, Gas and Consumable Fuels — 9.7%
Anadarko Petroleum Corp.	264,115	14,167,129
Cimarex Energy Co.	63,741	7,777,039
Devon Energy Corp.	313,823	12,992,272
EQT Corp.	320,153	18,223,109
Imperial Oil Ltd.	738,430	23,045,830
Marathon Petroleum Corp.	174,999	11,546,434
Noble Energy, Inc.	639,161	18,625,152
Occidental Petroleum Corp.	267,562	19,708,617
Spectra Energy Partners LP	192,060	7,594,052
		133,679,634
Road and Rail — 1.5%
Heartland Express, Inc.	589,121	13,750,084
Norfolk Southern Corp.	51,944	7,526,686
		21,276,770
Semiconductors and Semiconductor Equipment — 4.1%
Applied Materials, Inc.	303,832	15,531,892
Lam Research Corp.	48,928	9,006,177
Maxim Integrated Products, Inc.	366,404	19,155,601
Teradyne, Inc.	321,752	13,471,756
		57,165,426
Specialty Retail — 1.1%
Advance Auto Parts, Inc.	151,803	15,133,241
Thrifts and Mortgage Finance — 0.8%
Capitol Federal Financial, Inc.	806,015	10,808,661
Trading Companies and Distributors — 1.1%
MSC Industrial Direct Co., Inc., Class A	152,969	14,785,983
TOTAL COMMON STOCKS (Cost $1,078,027,442)		1,311,441,431

10

	Shares	Value
EXCHANGE-TRADED FUNDS — 2.0%
iShares Russell Mid-Cap Value ETF (Cost $19,961,371)	302,031	$26,926,064
TEMPORARY CASH INVESTMENTS — 2.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 8/31/18 - 11/15/46, valued at $15,259,143), in a joint trading account at 1.10%, dated 12/29/17, due 1/2/18 (Delivery value $14,931,898)		14,930,073
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 8.75%, 5/15/20, valued at $24,934,648), at 0.54%, dated 12/29/17, due 1/2/18 (Delivery value $24,441,466)		24,440,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	95,185	95,185
TOTAL TEMPORARY CASH INVESTMENTS (Cost $39,465,258)		39,465,258
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $1,137,454,071)		1,377,832,753
OTHER ASSETS AND LIABILITIES — 0.1%		2,008,778
TOTAL NET ASSETS — 100.0%		$1,379,841,531

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	18,649,519	CAD	23,964,295	Morgan Stanley	3/29/18	$(436,593)
USD	475,935	CAD	596,256	Morgan Stanley	3/29/18	1,053
USD	2,082,334	EUR	1,757,749	UBS AG	3/29/18	(37,665)
USD	8,373,653	JPY	937,263,034	Credit Suisse AG	3/30/18	18,609
USD	11,986,355	NOK	100,177,163	JPMorgan Chase Bank N.A.	3/28/18	(243,253)
						$(697,849)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2017
Assets
Investment securities, at value (cost of $1,137,454,071)	$1,377,832,753
Receivable for investments sold	2,233,072
Receivable for capital shares sold	1,304,354
Unrealized appreciation on forward foreign currency exchange contracts	19,662
Dividends and interest receivable	2,971,341
1,384,361,182

Liabilities
Payable for investments purchased	1,787,438
Payable for capital shares redeemed	923,381
Unrealized depreciation on forward foreign currency exchange contracts	717,511
Accrued management fees	897,160
Distribution fees payable	194,161
4,519,651

Net Assets	$1,379,841,531

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,067,253,679
Undistributed net investment income	3,195,286
Undistributed net realized gain	69,709,660
Net unrealized appreciation	239,682,906
$1,379,841,531

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$457,104,318	20,095,534	$22.75
Class II, $0.01 Par Value	$922,737,213	40,534,539	$22.76

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $345,365)	$32,610,423
Interest	186,045
32,796,468

Expenses:
Management fees	12,044,498
Distribution fees - Class II	2,183,184
Directors' fees and expenses	39,054
Other expenses	34,159
14,300,895
Fees waived(1)	(1,918,518)
12,382,377

Net investment income (loss)	20,414,091

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	87,492,416
Forward foreign currency exchange contract transactions	(1,469,850)
Foreign currency translation transactions	4,321
86,026,887

Change in net unrealized appreciation (depreciation) on:
Investments	35,630,627
Forward foreign currency exchange contracts	(526,114)
Translation of assets and liabilities in foreign currencies	713
35,105,226

Net realized and unrealized gain (loss)	121,132,113

Net Increase (Decrease) in Net Assets Resulting from Operations	$141,546,204

(1)	Amount consists of $621,993 and $1,296,525 for Class I and Class II, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2017 AND DECEMBER 31, 2016
Increase (Decrease) in Net Assets	December 31, 2017	December 31, 2016
Operations
Net investment income (loss)	$20,414,091	$14,402,683
Net realized gain (loss)	86,026,887	29,645,073
Change in net unrealized appreciation (depreciation)	35,105,226	160,709,043
Net increase (decrease) in net assets resulting from operations	141,546,204	204,756,799

Distributions to Shareholders
From net investment income:
Class I	(6,573,322)	(5,293,528)
Class II	(12,219,022)	(10,583,850)
From net realized gains:
Class I	(8,305,006)	(14,296,702)
Class II	(17,217,244)	(29,325,977)
Decrease in net assets from distributions	(44,314,594)	(59,500,057)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	81,479,069	234,456,237

Net increase (decrease) in net assets	178,710,679	379,712,979

Net Assets
Beginning of period	1,201,130,852	821,417,873
End of period	$1,379,841,531	$1,201,130,852

Undistributed net investment income	$3,195,286	$3,302,752

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2017

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

15

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2017 through July 31, 2017, the investment advisor agreed to waive 0.14% of the fund’s management fee. Effective August 1, 2017, the investment advisor agreed to waive 0.16% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended December 31, 2017 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Class I	1.00%	0.85%
Class II	0.90%	0.75%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,674,381 and $6,387,619, respectively. The effect of interfund transactions on the Statement of Operations was $1,400,401 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2017 were $631,225,326 and $560,117,005, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	130,000,000		100,000,000
Sold	5,755,982	$124,380,900	5,668,978	$109,004,537
Issued in reinvestment of distributions	689,879	14,731,184	1,037,897	19,126,326
Redeemed	(3,381,073)	(72,697,394)	(4,297,908)	(81,951,583)
	3,064,788	66,414,690	2,408,967	46,179,280
Class II/Shares Authorized	225,000,000		150,000,000
Sold	5,984,149	129,347,400	11,555,388	223,558,078
Issued in reinvestment of distributions	1,378,597	29,436,266	2,163,482	39,909,827
Redeemed	(6,652,216)	(143,719,287)	(3,922,449)	(75,190,948)
	710,530	15,064,379	9,796,421	188,276,957
Net increase (decrease)	3,775,318	$81,479,069	12,205,388	$234,456,237

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,271,446,632	$39,994,799	—
Exchange-Traded Funds	26,926,064	—	—
Temporary Cash Investments	95,185	39,370,073	—
	$1,298,467,881	$79,364,872	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$19,662	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$717,511	—

18

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $43,016,621.

The value of foreign currency risk derivative instruments as of December 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $19,662 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $717,511 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(1,469,850) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(526,114) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$18,792,344	$23,205,181
Long-term capital gains	$25,522,250	$36,294,876

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,151,282,617
Gross tax appreciation of investments	$251,141,816
Gross tax depreciation of investments	(24,591,680)
Net tax appreciation (depreciation) of investments	226,550,136
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	2,073
Net tax appreciation (depreciation)	$226,552,209
Undistributed ordinary income	$6,530,403
Accumulated long-term gains	$79,505,240

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2017	$21.12	0.37	2.03	2.40	(0.34)	(0.43)	(0.77)	$22.75	11.69%	0.86%	1.01%	1.68%	1.53%	45%	$457,104
2016	$18.39	0.30	3.71	4.01	(0.33)	(0.95)	(1.28)	$21.12	22.85%	0.87%	1.00%	1.59%	1.46%	49%	$359,606
2015	$19.84	0.24	(0.49)	(0.25)	(0.32)	(0.88)	(1.20)	$18.39	(1.43)%	0.88%	1.00%	1.29%	1.17%	65%	$268,866
2014	$18.47	0.25	2.60	2.85	(0.22)	(1.26)	(1.48)	$19.84	16.42%	0.94%	1.00%	1.31%	1.25%	60%	$210,494
2013	$14.59	0.23	4.09	4.32	(0.20)	(0.24)	(0.44)	$18.47	30.11%	1.01%	1.01%	1.39%	1.39%	63%	$94,906
Class II
2017	$21.13	0.33	2.03	2.36	(0.30)	(0.43)	(0.73)	$22.76	11.47%	1.01%	1.16%	1.53%	1.38%	45%	$922,737
2016	$18.40	0.28	3.70	3.98	(0.30)	(0.95)	(1.25)	$21.13	22.72%	1.02%	1.15%	1.44%	1.31%	49%	$841,525
2015	$19.85	0.21	(0.49)	(0.28)	(0.29)	(0.88)	(1.17)	$18.40	(1.58)%	1.03%	1.15%	1.14%	1.02%	65%	$552,552
2014	$18.48	0.21	2.62	2.83	(0.20)	(1.26)	(1.46)	$19.85	16.24%	1.09%	1.15%	1.16%	1.10%	60%	$496,099
2013	$14.59	0.21	4.10	4.31	(0.18)	(0.24)	(0.42)	$18.48	29.90%	1.16%	1.16%	1.24%	1.24%	63%	$348,736

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Mid Cap Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Kansas City, Missouri
February 12, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$3,351,561,632	$116,688,349
Barry Fink	$3,347,412,874	$120,837,107
Jan M. Lewis	$3,352,360,806	$115,889,175
Stephen E. Yates	$3,350,865,489	$117,384,492
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $18,792,344, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $25,522,250, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2017.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91446 1802

Annual Report

December 31, 2017

VP Ultra® Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVPUX	32.22%	17.21%	8.81%	5/1/01
Russell 1000 Growth Index	—	30.21%	17.32%	9.99%	—
S&P 500 Index	—	21.83%	15.78%	8.49%	—
Class II	AVPSX	32.00%	17.04%	8.64%	5/1/02
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2017
Class I — $23,275

Russell 1000 Growth Index — $25,929

S&P 500 Index — $22,603

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Jeff Bourke

Performance Summary

VP Ultra returned 32.00%* for the 12 months ended December 31, 2017, outpacing the 30.21% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices posted positive returns during the reporting period. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell 1000 Growth Index, all sectors but energy posted strong gains. Among larger sectors of the index, information technology stocks led the way with a nearly 42% increase.

Stock selection in the information technology sector led the fund’s outperformance relative to the benchmark. Stock decisions in consumer staples and health care were also beneficial. Stock selection in the consumer discretionary and financials sectors hampered performance.

Information Technology Holdings Led Contributors

Holdings in the IT services industry were top contributors during the period, as credit-card companies MasterCard, Visa, and payment processor PayPal Holdings benefited from strong credit trends. Yaskawa Electric, a leading robotics manufacturer, reported quarterly results that exceeded expectations. The company’s order book accelerated, and revenue is growing faster than expected. The company raised full-year guidance for revenue and profit.

Within the consumer staples sector, cosmetics firm Estee Lauder, whose brands include Clinique and Donna Karan, performed well after reporting earnings and revenues ahead of expectations. Its accelerating topline growth provided greater confidence of the firm’s future growth.

Health care equipment and supplies companies were among the fund’s top contributors. Medical device company Intuitive Surgical benefited from Food and Drug Administration clearance for its new da Vinci X robotic platform and growth of procedures performed with its surgical system. Elsewhere in the health care sector, biotechnology company Kite Pharma, a leader in immunotherapy drugs, soared on news that it would be acquired by Gilead Sciences. As a result, Kite was eliminated from the portfolio.

Among other significant contributors, airplane manufacturer Boeing reported strong earnings, cash flow, and forward guidance for profitability of the company’s 787 airliner. Investors increasingly appear to believe in the stock more as a secular than a cyclical growth story and have become more comfortable with the business for the long term. Apple outperformed as the company reported results ahead of expectations due to iPhone sales and services. Investors appeared excited about the new iPhone that was introduced in September 2017.

Consumer Discretionary Stocks Detracted

Retailers struggled during the year, hampering some holdings in the consumer discretionary sector. Aftermarket parts retailer O’Reilly Automotive reported sales that missed expectations and warned

* All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

of weak consumer demand, which drove the stock significantly lower. Investors are also fearful of increased competition from Amazon.com in a space that previously seemed relatively immune from online threats. Off-price retailer TJX underperformed after reporting results that were in line with expectations but below historical growth levels. Athletic apparel firm Under Armour reported strong sales but overall results were below expectations. The company is being impacted by increased competition and consolidation among sporting goods retailers that carry its products. Under Armour was eliminated from the portfolio.

In the industrials sector, lighting manufacturer Acuity Brands continued to struggle with weaker-than-expected demand in its North American market. The company appears to be stabilizing after a strong period, but investors were hoping for greater sustainability in its growth. Wabtec, a maker of technology products and services for the railroad industry, reported disappointing results as an expected cyclical recovery in rail has been delayed. Capital spending trends have not rebounded because railroads did a better job of maintaining their rolling stock going into the downturn.

Biotechnology firm Celgene fell sharply late in the period after announcing that it was discontinuing late-stage clinical trials of its drug to treat Crohn’s disease, putting pressure on its product pipeline. The company also had to lower guidance due to disappointing sales for its arthritic psoriasis drug Otezla due to pricing competition. This raised concerns about management’s execution.

Outlook

We remain confident in our belief that high quality companies with a capability for sustained long-term growth will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process.

As of December 31, 2017, this process pointed the portfolio toward overweight positions relative to the Russell 1000 Growth Index in the information technology, health care, and consumer discretionary sectors. The industrials and real estate sectors represented the largest underweights.

In the information technology sector, we continue to find strong growth opportunities through bottom-up fundamental analysis. In health care, valuations of drug and medical supplies companies have corrected, and we see opportunity where earnings growth is driven by innovation. Despite potential measures to control drug pricing, drug pipelines are robust, with ample clinical trial readouts.

The portfolio’s industrials sector weighting reflects generally modest fundamentals combined with valuations that are not compelling. The portfolio has no holdings in the real estate sector. The sector has benefited from a long period of falling and low interest rates, but we think it is likely to struggle as rates rise.

5

Fund Characteristics

DECEMBER 31, 2017
Top Ten Holdings	% of net assets
Apple, Inc.	8.8%
Alphabet, Inc.*	6.4%
Amazon.com, Inc.	5.0%
Facebook, Inc., Class A	4.4%
Visa, Inc., Class A	3.9%
UnitedHealth Group, Inc.	3.6%
MasterCard, Inc., Class A	3.4%
Intuitive Surgical, Inc.	2.8%
Boeing Co. (The)	2.6%
Estee Lauder Cos., Inc. (The), Class A	2.2%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Internet Software and Services	12.8%
IT Services	8.9%
Technology Hardware, Storage and Peripherals	8.8%
Internet and Direct Marketing Retail	6.2%
Biotechnology	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.3%
Exchange-Traded Funds	0.2%
Total Equity Exposure	98.5%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	—**
**Category is less than 0.05% of total net assets.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period(1) 7/1/17 - 12/31/17	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,136.30	$4.52	0.84%
Class II	$1,000	$1,134.80	$5.33	0.99%
Hypothetical
Class I	$1,000	$1,020.97	$4.28	0.84%
Class II	$1,000	$1,020.22	$5.04	0.99%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2017

	Shares	Value
COMMON STOCKS — 98.3%
Aerospace and Defense — 3.8%
Boeing Co. (The)	18,070	$5,329,024
United Technologies Corp.	18,760	2,393,213
		7,722,237
Automobiles — 1.5%
Tesla, Inc.(1)	10,180	3,169,543
Banks — 2.5%
JPMorgan Chase & Co.	31,880	3,409,247
U.S. Bancorp	34,430	1,844,760
		5,254,007
Beverages — 1.6%
Constellation Brands, Inc., Class A	14,680	3,355,408
Biotechnology — 5.7%
Bluebird Bio, Inc.(1)	4,110	731,991
Celgene Corp.(1)	42,430	4,427,995
Gilead Sciences, Inc.	23,110	1,655,600
Ionis Pharmaceuticals, Inc.(1)	20,260	1,019,078
Regeneron Pharmaceuticals, Inc.(1)	10,620	3,992,695
		11,827,359
Chemicals — 2.6%
Ecolab, Inc.	18,430	2,472,938
Monsanto Co.	8,540	997,301
PPG Industries, Inc.	15,610	1,823,560
		5,293,799
Electrical Equipment — 1.2%
Acuity Brands, Inc.	14,020	2,467,520
Electronic Equipment, Instruments and Components — 1.9%
Cognex Corp.	14,520	888,043
Keyence Corp.	1,500	837,549
Yaskawa Electric Corp.	48,000	2,097,404
		3,822,996
Food and Staples Retailing — 1.7%
Costco Wholesale Corp.	18,580	3,458,110
Health Care Equipment and Supplies — 4.6%
ABIOMED, Inc.(1)	4,540	850,841
Edwards Lifesciences Corp.(1)	9,760	1,100,050
IDEXX Laboratories, Inc.(1)	10,790	1,687,340
Intuitive Surgical, Inc.(1)	15,710	5,733,208
		9,371,439
Health Care Providers and Services — 4.1%
Cigna Corp.	4,420	897,658
UnitedHealth Group, Inc.	33,770	7,444,934
		8,342,592
Hotels, Restaurants and Leisure — 3.0%
Chipotle Mexican Grill, Inc.(1)	1,880	543,376
Starbucks Corp.	64,660	3,713,424

8

	Shares	Value
Wynn Resorts Ltd.	11,190	$1,886,522
		6,143,322
Insurance — 1.2%
MetLife, Inc.	47,130	2,382,893
Internet and Direct Marketing Retail — 6.2%
Amazon.com, Inc.(1)	8,860	10,361,504
Netflix, Inc.(1)	12,460	2,391,822
		12,753,326
Internet Software and Services — 12.8%
Alphabet, Inc., Class A(1)	5,740	6,046,516
Alphabet, Inc., Class C(1)	6,820	7,136,448
Baidu, Inc. ADR(1)	6,180	1,447,418
Facebook, Inc., Class A(1)	51,300	9,052,398
Tencent Holdings Ltd.	49,700	2,569,240
		26,252,020
IT Services — 8.9%
MasterCard, Inc., Class A	46,060	6,971,641
PayPal Holdings, Inc.(1)	43,830	3,226,765
Visa, Inc., Class A	70,310	8,016,746
		18,215,152
Machinery — 3.8%
Cummins, Inc.	12,030	2,124,979
Donaldson Co., Inc.	13,980	684,321
WABCO Holdings, Inc.(1)	16,400	2,353,400
Wabtec Corp.	31,650	2,577,260
		7,739,960
Media — 2.8%
Scripps Networks Interactive, Inc., Class A	7,990	682,186
Time Warner, Inc.	18,300	1,673,901
Walt Disney Co. (The)	31,220	3,356,462
		5,712,549
Oil, Gas and Consumable Fuels — 1.5%
Concho Resources, Inc.(1)	8,050	1,209,271
EOG Resources, Inc.	17,760	1,916,482
		3,125,753
Personal Products — 2.2%
Estee Lauder Cos., Inc. (The), Class A	34,950	4,447,038
Pharmaceuticals — 0.6%
Pfizer, Inc.	34,660	1,255,385
Road and Rail — 1.0%
J.B. Hunt Transport Services, Inc.	18,660	2,145,527
Semiconductors and Semiconductor Equipment — 2.7%
ams AG	12,310	1,115,481
Analog Devices, Inc.	12,550	1,117,326
Maxim Integrated Products, Inc.	32,460	1,697,009
Xilinx, Inc.	25,750	1,736,065
		5,665,881
Software — 5.3%
Adobe Systems, Inc.(1)	3,840	672,921
Microsoft Corp.	51,850	4,435,249
salesforce.com, Inc.(1)	33,790	3,454,352

9

	Shares	Value
Splunk, Inc.(1)	10,480	$868,163
Tableau Software, Inc., Class A(1)	21,310	1,474,652
		10,905,337
Specialty Retail — 3.6%
O'Reilly Automotive, Inc.(1)	6,080	1,462,483
Ross Stores, Inc.	25,080	2,012,670
TJX Cos., Inc. (The)	52,770	4,034,794
		7,509,947
Technology Hardware, Storage and Peripherals — 8.8%
Apple, Inc.	107,520	18,195,610
Textiles, Apparel and Luxury Goods — 1.4%
NIKE, Inc., Class B	45,630	2,854,156
Tobacco — 1.3%
Philip Morris International, Inc.	25,560	2,700,414
TOTAL COMMON STOCKS (Cost $76,345,694)		202,089,280
EXCHANGE-TRADED FUNDS — 0.2%
iShares Russell 1000 Growth ETF (Cost $473,270)	3,660	492,929
TEMPORARY CASH INVESTMENTS — 1.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 8/31/18 - 11/15/46, valued at $1,150,124), in a joint trading account at 1.10%, dated 12/29/17, due 1/2/18 (Delivery value $1,125,459)		1,125,321
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 11/15/24, valued at $1,882,330), at 0.54%, dated 12/29/17, due 1/2/18 (Delivery value $1,842,111)		1,842,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,466	2,466
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,969,787)		2,969,787
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $79,788,751)		205,551,996
OTHER ASSETS AND LIABILITIES†		19,641
TOTAL NET ASSETS — 100.0%		$205,571,637

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	31,732	USD	32,471	Credit Suisse AG	3/29/18	$293
CHF	41,546	USD	42,708	Credit Suisse AG	3/29/18	191
USD	380,445	CHF	373,703	Credit Suisse AG	3/29/18	(5,423)
USD	30,954	CHF	30,283	Credit Suisse AG	3/29/18	(315)
JPY	7,459,900	USD	66,292	Credit Suisse AG	3/30/18	208
USD	1,136,417	JPY	127,199,100	Credit Suisse AG	3/30/18	2,526
						$(2,520)

10

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
JPY	-	Japanese Yen
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2017
Assets
Investment securities, at value (cost of $79,788,751)	$205,551,996
Receivable for capital shares sold	207,087
Unrealized appreciation on forward foreign currency exchange contracts	3,218
Dividends and interest receivable	85,167
205,847,468

Liabilities
Payable for capital shares redeemed	104,193
Unrealized depreciation on forward foreign currency exchange contracts	5,738
Accrued management fees	131,651
Distribution fees payable	34,249
275,831

Net Assets	$205,571,637

Net Assets Consist of:
Capital (par value and paid-in surplus)	$58,414,173
Undistributed net investment income	317,569
Undistributed net realized gain	21,079,260
Net unrealized appreciation	125,760,635
$205,571,637

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$44,607,412	2,307,001	$19.34
Class II, $0.01 Par Value	$160,964,225	8,462,756	$19.02

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,007)	$2,157,549
Interest	8,818
2,166,367

Expenses:
Management fees	1,812,704
Distribution fees - Class II	381,387
Directors' fees and expenses	5,964
Other expenses	7,912
2,207,967
Fees waived(1)	(322,895)
1,885,072

Net investment income (loss)	281,295

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	22,462,799
Forward foreign currency exchange contract transactions	35,374
Foreign currency translation transactions	1,038
22,499,211

Change in net unrealized appreciation (depreciation) on:
Investments	31,095,416
Forward foreign currency exchange contracts	(2,520)
Translation of assets and liabilities in foreign currencies	944
31,093,840

Net realized and unrealized gain (loss)	53,593,051

Net Increase (Decrease) in Net Assets Resulting from Operations	$53,874,346

(1)	Amount consists of $72,223 and $250,672 for Class I and Class II, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2017 AND DECEMBER 31, 2016
Increase (Decrease) in Net Assets	December 31, 2017	December 31, 2016
Operations
Net investment income (loss)	$281,295	$401,270
Net realized gain (loss)	22,499,211	9,849,146
Change in net unrealized appreciation (depreciation)	31,093,840	(2,363,389)
Net increase (decrease) in net assets resulting from operations	53,874,346	7,887,027

Distributions to Shareholders
From net investment income:
Class I	(162,617)	(134,735)
Class II	(360,887)	(287,644)
From net realized gains:
Class I	(2,067,423)	(1,596,937)
Class II	(7,449,984)	(6,075,359)
Decrease in net assets from distributions	(10,040,911)	(8,094,675)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(15,374,167)	(14,662,183)

Net increase (decrease) in net assets	28,459,268	(14,869,831)

Net Assets
Beginning of period	177,112,369	191,982,200
End of period	$205,571,637	$177,112,369

Undistributed net investment income	$317,569	$529,043

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2017

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American

16

Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2017 through July 31, 2017, the investment advisor agreed to waive 0.16% of the fund's management fee. Effective August 1, 2017, the investment advisor agreed to waive 0.17% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2017 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.900% to 1.000%	1.00%	0.84%
Class II	0.800% to 0.900%	0.90%	0.74%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $939,531 and $1,313,072, respectively. The effect of interfund transactions on the Statement of Operations was $471,007 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2017 were $42,867,385 and $68,557,959, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	709,417	$12,315,672	600,643	$8,892,656
Issued in reinvestment of distributions	139,552	2,230,040	119,839	1,731,672
Redeemed	(1,045,983)	(18,433,126)	(898,848)	(13,397,108)
	(197,014)	(3,887,414)	(178,366)	(2,772,780)
Class II/Shares Authorized	120,000,000		150,000,000
Sold	1,147,887	19,448,738	1,505,491	21,839,312
Issued in reinvestment of distributions	496,559	7,810,871	446,840	6,363,003
Redeemed	(2,278,337)	(38,746,362)	(2,732,976)	(40,091,718)
	(633,891)	(11,486,753)	(780,645)	(11,889,403)
Net increase (decrease)	(830,905)	$(15,374,167)	(959,011)	$(14,662,183)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$195,469,606	$6,619,674	—
Exchange-Traded Funds	492,929	—	—
Temporary Cash Investments	2,466	2,967,321	—
	$195,965,001	$9,586,995	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$3,218	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$5,738	—

18

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,191,120.

The value of foreign currency risk derivative instruments as of December 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $3,218 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $5,738 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $35,374 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(2,520) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$523,504	$422,379
Long-term capital gains	$9,517,407	$7,672,296

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$80,600,440
Gross tax appreciation of investments	$125,189,230
Gross tax depreciation of investments	(237,674)
Net tax appreciation (depreciation) of investments	124,951,556
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(90)
Net tax appreciation (depreciation)	$124,951,466
Undistributed ordinary income	$1,282,696
Accumulated long-term gains	$20,923,302

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2017	$15.46	0.05	4.73	4.78	(0.07)	(0.83)	(0.90)	$19.34	32.22%	0.84%	1.00%	0.26%	0.10%	22%	$44,607
2016	$15.47	0.05	0.60	0.65	(0.05)	(0.61)	(0.66)	$15.46	4.45%	0.85%	1.00%	0.34%	0.19%	30%	$38,701
2015	$16.13	0.05	0.95	1.00	(0.07)	(1.59)	(1.66)	$15.47	6.27%	0.85%	1.01%	0.32%	0.16%	35%	$41,490
2014	$14.72	0.06	1.41	1.47	(0.06)	—	(0.06)	$16.13	9.99%	0.88%	1.00%	0.36%	0.24%	35%	$38,754
2013	$10.80	0.05	3.94	3.99	(0.07)	—	(0.07)	$14.72	37.07%	0.91%	1.01%	0.42%	0.32%	34%	$39,393
Class II
2017	$15.22	0.02	4.65	4.67	(0.04)	(0.83)	(0.87)	$19.02	32.00%	0.99%	1.15%	0.11%	(0.05)%	22%	$160,964
2016	$15.24	0.03	0.59	0.62	(0.03)	(0.61)	(0.64)	$15.22	4.35%	1.00%	1.15%	0.19%	0.04%	30%	$138,411
2015	$15.91	0.03	0.94	0.97	(0.05)	(1.59)	(1.64)	$15.24	6.05%	1.00%	1.16%	0.17%	0.01%	35%	$150,493
2014	$14.52	0.03	1.39	1.42	(0.03)	—	(0.03)	$15.91	9.83%	1.03%	1.15%	0.21%	0.09%	35%	$150,331
2013	$10.65	0.03	3.89	3.92	(0.05)	—	(0.05)	$14.52	36.92%	1.06%	1.16%	0.27%	0.17%	34%	$218,460

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra® Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Ultra® Fund of the American Century Variable Portfolios, Inc. as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Kansas City, Missouri
February 12, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$3,351,561,632	$116,688,349
Barry Fink	$3,347,412,874	$120,837,107
Jan M. Lewis	$3,352,360,806	$115,889,175
Stephen E. Yates	$3,350,865,489	$117,384,492
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $523,504, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $9,517,407, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2017.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91443 1802

Annual Report

December 31, 2017

VP Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVPIX	8.75%	13.40%	8.00%	5/1/96
Russell 1000 Value Index	—	13.66%	14.03%	7.10%	—
S&P 500 Index	—	21.83%	15.78%	8.49%	—
Class II	AVPVX	8.58%	13.21%	7.85%	8/14/01

Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2017
Class I — $21,612

Russell 1000 Value Index — $19,863

S&P 500 Index — $22,603

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.98%	1.13%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, Phil Davidson, Brian Woglom, Dan Gruemmer, and Phil Sundell

In April 2017, Phil Sundell joined the fund’s management team.

Performance Summary

VP Value returned 8.75%* for the 12-month period ended December 31, 2017. The fund’s benchmark, the Russell 1000 Value Index, returned 13.66%. The fund’s return reflects operating expenses, while the index’s return does not.

Holdings in several sectors, including industrials, consumer discretionary, energy, and health care, detracted from performance. The fund’s overweight to the energy sector also weighed on results. On the other hand, holdings in the information technology and real estate sector contributed positively to performance. Additionally, the portfolio’s underweight to the real estate sector was beneficial.

Holdings Across Sectors Weighed on Returns

During the trailing 12-month period, industrial conglomerate General Electric was a key driver of the fund’s underperformance. The company reported weak financial results, cut its dividend by 50%, lowered earnings expectations for 2018, and replaced its CEO. General Electric plans to cut costs and restructure, and we continued to hold a position in the stock given its attractive risk/reward profile.

A competitive environment, which intensified following Amazon’s announcement that it would purchase Whole Foods Market, presented challenges to many consumer discretionary stocks. Advance Auto Parts underperformed due to reports that Amazon was increasing its focus on the aftermarket automotive parts sector. The company also reported first-quarter and second-quarter earnings that missed estimates, and it materially lowered guidance for its fiscal 2017 year. Our longer-term investment thesis, however, remains intact. Mattel was another notable detractor in the consumer discretionary sector. On the new CEO’s first investor day, she reduced guidance and announced a larger-than-expected dividend cut. Later in the year, the toy company missed second-quarter and third-quarter earnings estimates. Mattel’s financial results were negatively impacted by the bankruptcy of Toys”R”Us, one of Mattel’s largest customers, and by continued inventory reductions at other large customers.

During the first half of 2017, oil and gas prices weakened as investors became concerned that both markets would switch back to an oversupplied state in 2018. Additionally, a much higher-than-expected rig count increase in the U.S. led to concerns over service cost inflation. These factors pressured the stocks of many energy companies. Against this backdrop, the portfolio’s overweight to the energy sector detracted from performance. Although oil prices recovered during the second half of the year, Noble Energy, Schlumberger, and Anadarko Petroleum were among the top individual detractors from relative performance over the trailing 12-month period.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

4

In the health care sector, several of our pharmaceutical holdings detracted from performance, including Teva Pharmaceutical Industries. Its stock declined after the company missed second-quarter earnings per share expectations, lowered guidance for fiscal year 2017, and significantly cut its dividend. Additionally, Teva’s core U.S. generics business faced price erosion and increased competition. Hospital operator LifePoint Health also detracted from performance. The company reported third-quarter earnings that were below expectations due in part to weak market conditions with low admissions. Furthermore, four hospitals that LifePoint acquired in 2016 underperformed as those hospitals faced competitive markets.

Information Technology and Real Estate Buoyed Performance

Several of our information technology holdings positively impacted performance, including TE Connectivity. The company designs and manufactures products for automotive, industrial, and harsh environments. It delivered better-than-expected fourth-quarter earnings and revenues and provided a positive outlook for fiscal year 2018, due in part to strong demand for autonomous driving technologies. Semiconductor holdings Applied Materials and Teradyne were also top contributors. Both companies reported strong financial results as they benefited from robust orders due to strong end-market demand.

Many real estate stocks remained overvalued according to our metrics, which led to a sizable underweight in the sector throughout the year. This underweight was beneficial to performance, as rising interest rates caused many stocks in this interest-rate sensitive sector to underperform. We were, however, able to identify a limited number of stocks in the sector that offered attractive valuations and contributed positively to performance. One of our real estate holdings was CoreCivic, a prison REIT. Its stock sold off prior to the 2016 presidential election on comments made by the U.S. Department of Justice and Hillary Clinton regarding discontinuing the use of private prisons. After Donald Trump was elected, the stock rallied into the first quarter of 2017. We sold the position on strength in the stock price.

Portfolio Positioning

At period-end, energy was a top sector overweight. During the year, a decline in the price of many energy stocks provided us with the opportunity to add to some of the portfolio’s energy positions that offered compelling risk/reward profiles. The fund also ended the year with an overweight in the health care sector. Our health care holdings continue to offer some of the most attractive risk/reward profiles. We have identified value opportunities across industries, including pharmaceuticals, health care providers and services, and health care equipment and supplies. Conversely, our valuation methodology showed that many real estate and utilities stocks remained overvalued, leading to the portfolio’s underweight in those sectors. Many investors have been drawn to real estate and utilities stocks because of the yields they have offered during an extended period of low interest rates.

5

Fund Characteristics

DECEMBER 31, 2017
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.3%
Procter & Gamble Co. (The)	3.1%
Wells Fargo & Co.	3.0%
Pfizer, Inc.	3.0%
General Electric Co.	2.8%
AT&T, Inc.	2.7%
Bank of America Corp.	2.4%
Johnson & Johnson	2.3%
Merck & Co., Inc.	2.3%
Berkshire Hathaway, Inc.*	2.2%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Banks	14.6%
Oil, Gas and Consumable Fuels	14.3%
Pharmaceuticals	9.9%
Energy Equipment and Services	4.2%
Food Products	4.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.1%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	0.1%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period(1) 7/1/17 - 12/31/17	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,072.80	$4.13	0.79%
Class II	$1,000	$1,071.90	$4.91	0.94%
Hypothetical
Class I	$1,000	$1,021.22	$4.02	0.79%
Class II	$1,000	$1,020.47	$4.79	0.94%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2017

	Shares	Value
COMMON STOCKS — 97.1%
Aerospace and Defense — 0.9%
Textron, Inc.	75,941	$4,297,501
United Technologies Corp.	33,740	4,304,212
		8,601,713
Automobiles — 1.1%
General Motors Co.	112,004	4,591,044
Honda Motor Co. Ltd.	158,600	5,437,682
		10,028,726
Banks — 14.6%
Bank of America Corp.	783,240	23,121,245
BB&T Corp.	178,310	8,865,573
BOK Financial Corp.	30,940	2,856,381
Comerica, Inc.	38,182	3,314,579
Cullen/Frost Bankers, Inc.	17,830	1,687,610
JPMorgan Chase & Co.	294,639	31,508,695
M&T Bank Corp.	34,914	5,969,945
PNC Financial Services Group, Inc. (The)	91,652	13,224,467
U.S. Bancorp	369,062	19,774,342
Wells Fargo & Co.	465,132	28,219,558
		138,542,395
Beverages — 0.4%
PepsiCo, Inc.	27,691	3,320,705
Building Products — 1.0%
Johnson Controls International plc	243,151	9,266,485
Capital Markets — 4.0%
Ameriprise Financial, Inc.	10,950	1,855,697
Franklin Resources, Inc.	67,295	2,915,892
Goldman Sachs Group, Inc. (The)	43,486	11,078,493
Invesco Ltd.	170,286	6,222,250
Northern Trust Corp.	100,257	10,014,672
State Street Corp.	59,470	5,804,867
		37,891,871
Communications Equipment — 2.1%
Cisco Systems, Inc.	516,953	19,799,300
Diversified Financial Services — 2.2%
Berkshire Hathaway, Inc., Class A(1)	50	14,880,001
Berkshire Hathaway, Inc., Class B(1)	32,534	6,448,889
		21,328,890
Diversified Telecommunication Services — 3.5%
AT&T, Inc.	646,694	25,143,463
Verizon Communications, Inc.	154,410	8,172,921
		33,316,384
Electric Utilities — 1.0%
Edison International	53,900	3,408,636
PG&E Corp.	136,749	6,130,458
		9,539,094

8

	Shares	Value
Electrical Equipment — 1.2%
Emerson Electric Co.	103,510	$7,213,612
Hubbell, Inc.	29,620	4,008,771
		11,222,383
Electronic Equipment, Instruments and Components — 1.7%
Keysight Technologies, Inc.(1)	171,789	7,146,422
TE Connectivity Ltd.	93,990	8,932,810
		16,079,232
Energy Equipment and Services — 4.2%
Baker Hughes a GE Co.	130,504	4,129,147
Halliburton Co.	124,176	6,068,481
Helmerich & Payne, Inc.	54,171	3,501,613
National Oilwell Varco, Inc.	216,530	7,799,411
Schlumberger Ltd.	275,500	18,565,945
		40,064,597
Equity Real Estate Investment Trusts (REITs) — 0.5%
Weyerhaeuser Co.	136,840	4,824,978
Food and Staples Retailing — 1.8%
Sysco Corp.	64,726	3,930,810
Wal-Mart Stores, Inc.	130,048	12,842,240
		16,773,050
Food Products — 4.0%
Conagra Brands, Inc.	270,663	10,195,875
General Mills, Inc.	113,610	6,735,937
Kellogg Co.	108,297	7,362,030
Mondelez International, Inc., Class A	321,806	13,773,297
		38,067,139
Health Care Equipment and Supplies — 3.6%
Abbott Laboratories	158,350	9,037,035
Medtronic plc	188,867	15,251,010
Zimmer Biomet Holdings, Inc.	78,496	9,472,112
		33,760,157
Health Care Providers and Services — 3.9%
Cardinal Health, Inc.	93,550	5,731,809
Express Scripts Holding Co.(1)	90,827	6,779,327
HCA Healthcare, Inc.(1)	55,380	4,864,579
LifePoint Health, Inc.(1)	186,443	9,284,861
McKesson Corp.	50,170	7,824,011
Universal Health Services, Inc., Class B	22,450	2,544,708
		37,029,295
Hotels, Restaurants and Leisure — 0.3%
Carnival Corp.	40,784	2,706,834
Household Products — 3.1%
Procter & Gamble Co. (The)	314,956	28,938,157
Industrial Conglomerates — 2.8%
General Electric Co.	1,538,714	26,850,559
Insurance — 3.3%
Aflac, Inc.	46,645	4,094,498
Chubb Ltd.	63,579	9,290,799
MetLife, Inc.	167,339	8,460,660
Reinsurance Group of America, Inc.	43,756	6,822,873

9

	Shares	Value
Unum Group	55,160	$3,027,733
		31,696,563
Leisure Products — 0.4%
Mattel, Inc.	242,689	3,732,557
Metals and Mining — 0.5%
BHP Billiton Ltd.	216,030	4,972,636
Multiline Retail — 0.8%
Target Corp.	118,457	7,729,319
Oil, Gas and Consumable Fuels — 14.3%
Anadarko Petroleum Corp.	185,326	9,940,887
Apache Corp.	95,728	4,041,636
Chevron Corp.	159,120	19,920,233
Cimarex Energy Co.	42,633	5,201,652
ConocoPhillips	228,964	12,567,834
Devon Energy Corp.	213,147	8,824,286
EOG Resources, Inc.	62,602	6,755,382
EQT Corp.	129,798	7,388,102
Exxon Mobil Corp.	127,188	10,638,004
Imperial Oil Ltd.	83,983	2,621,045
Noble Energy, Inc.	402,005	11,714,426
Occidental Petroleum Corp.	242,218	17,841,778
Royal Dutch Shell plc, B Shares	126,120	4,253,640
TOTAL SA	246,149	13,581,343
		135,290,248
Pharmaceuticals — 9.9%
Allergan plc	62,300	10,191,034
Bristol-Myers Squibb Co.	33,400	2,046,752
Johnson & Johnson	156,501	21,866,320
Merck & Co., Inc.	381,042	21,441,233
Pfizer, Inc.	773,599	28,019,756
Roche Holding AG	28,160	7,122,881
Teva Pharmaceutical Industries Ltd. ADR	188,079	3,564,097
		94,252,073
Road and Rail — 0.9%
Heartland Express, Inc.	382,283	8,922,485
Semiconductors and Semiconductor Equipment — 3.4%
Applied Materials, Inc.	42,844	2,190,185
Intel Corp.	382,327	17,648,214
QUALCOMM, Inc.	152,530	9,764,971
Teradyne, Inc.	55,808	2,336,681
		31,940,051
Software — 2.5%
Microsoft Corp.	72,451	6,197,459
Oracle Corp. (New York)	360,343	17,037,017
		23,234,476
Specialty Retail — 1.4%
Advance Auto Parts, Inc.	97,955	9,765,134
Lowe's Cos., Inc.	38,108	3,541,757
		13,306,891
Technology Hardware, Storage and Peripherals — 0.6%
Apple, Inc.	5,068	857,658

10

	Shares	Value
Hewlett Packard Enterprise Co.	128,657	$1,847,514
HP, Inc.	128,657	2,703,084
		5,408,256
Textiles, Apparel and Luxury Goods — 1.0%
Ralph Lauren Corp.	46,580	4,829,880
Tapestry, Inc.	113,434	5,017,186
		9,847,066
Trading Companies and Distributors — 0.2%
MSC Industrial Direct Co., Inc., Class A	24,140	2,333,372
TOTAL COMMON STOCKS (Cost $779,007,318)		920,617,937
TEMPORARY CASH INVESTMENTS — 2.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 8/31/18 - 11/15/46, valued at $10,249,676), in a joint trading account at 1.10%, dated 12/29/17, due 1/2/18 (Delivery value $10,029,863)		10,028,637
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 11/15/24, valued at $16,746,765), at 0.54%, dated 12/29/17, due 1/2/18 (Delivery value $16,416,985)		16,416,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	21,524	21,524
TOTAL TEMPORARY CASH INVESTMENTS (Cost $26,466,161)		26,466,161
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $805,473,479)		947,084,098
OTHER ASSETS AND LIABILITIES — 0.1%		863,827
TOTAL NET ASSETS — 100.0%		$947,947,925

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,427,975	AUD	4,488,023	JPMorgan Chase Bank N.A.	3/29/18	$(73,188)
USD	95,565	AUD	124,757	JPMorgan Chase Bank N.A.	3/29/18	(1,760)
USD	111,059	AUD	142,580	JPMorgan Chase Bank N.A.	3/29/18	(170)
USD	1,858,273	CAD	2,387,847	Morgan Stanley	3/29/18	(43,503)
USD	61,338	CAD	76,844	Morgan Stanley	3/29/18	136
USD	5,126,664	CHF	5,035,820	Credit Suisse AG	3/29/18	(73,072)
USD	179,865	CHF	176,597	Credit Suisse AG	3/29/18	(2,480)
USD	10,323,835	EUR	8,714,598	UBS AG	3/29/18	(186,735)
USD	3,077,317	GBP	2,298,064	Morgan Stanley	3/29/18	(34,305)
USD	4,060,645	JPY	454,507,950	Credit Suisse AG	3/30/18	9,024
USD	114,157	JPY	12,846,600	Credit Suisse AG	3/30/18	(361)
						$(406,414)

11

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2017
Assets
Investment securities, at value (cost of $805,473,479)	$947,084,098
Foreign currency holdings, at value (cost of $37)	40
Receivable for investments sold	1,655,581
Receivable for capital shares sold	267,756
Unrealized appreciation on forward foreign currency exchange contracts	9,160
Dividends and interest receivable	1,724,855
950,741,490

Liabilities
Payable for investments purchased	391,984
Payable for capital shares redeemed	1,306,219
Unrealized depreciation on forward foreign currency exchange contracts	415,574
Accrued management fees	577,230
Distribution fees payable	102,558
2,793,565

Net Assets	$947,947,925

Net Assets Consist of:
Capital (par value and paid-in surplus)	$815,345,583
Undistributed net investment income	730,986
Accumulated net realized loss	(9,335,613)
Net unrealized appreciation	141,206,969
$947,947,925

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$462,811,831	41,296,775	$11.21
Class II, $0.01 Par Value	$485,136,094	43,243,579	$11.22

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $171,986)	$23,541,066
Interest	118,546
23,659,612

Expenses:
Management fees	8,596,576
Distribution fees - Class II	1,205,705
Directors' fees and expenses	28,629
Other expenses	28,073
9,858,983
Fees waived(1)	(1,570,099)
8,288,884

Net investment income (loss)	15,370,728

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	59,971,974
Forward foreign currency exchange contract transactions	(1,721,166)
Foreign currency translation transactions	(6,162)
58,244,646

Change in net unrealized appreciation (depreciation) on:
Investments	4,180,553
Forward foreign currency exchange contracts	(235,927)
Translation of assets and liabilities in foreign currencies	6,164
3,950,790

Net realized and unrealized gain (loss)	62,195,436

Net Increase (Decrease) in Net Assets Resulting from Operations	$77,566,164

(1)	Amount consists of $767,569 and $802,530 for Class I and Class II, respectively.

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2017 AND DECEMBER 31, 2016
Increase (Decrease) in Net Assets	December 31, 2017	December 31, 2016
Operations
Net investment income (loss)	$15,370,728	$14,439,411
Net realized gain (loss)	58,244,646	59,854,565
Change in net unrealized appreciation (depreciation)	3,950,790	84,956,365
Net increase (decrease) in net assets resulting from operations	77,566,164	159,250,341

Distributions to Shareholders
From net investment income:
Class I	(7,610,046)	(7,288,433)
Class II	(7,210,808)	(6,891,085)
Decrease in net assets from distributions	(14,820,854)	(14,179,518)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(65,409,000)	(12,777,219)

Net increase (decrease) in net assets	(2,663,690)	132,293,604

Net Assets
Beginning of period	950,611,615	818,318,011
End of period	$947,947,925	$950,611,615

Undistributed net investment income	$730,986	$713,133

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2017

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

16

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2017 through July 31, 2017, the investment advisor agreed to waive 0.15% of the fund's management fee. Effective August 1, 2017, the investment advisor agreed to waive 0.19% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2017 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.90% to 1.00%	0.96%	0.79%
Class II	0.80% to 0.90%	0.86%	0.69%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $3,514,455 and $4,998,822, respectively. The effect of interfund transactions on the Statement of Operations was $1,031,967 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2017 were $279,119,692 and $333,869,449, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	600,000,000		650,000,000
Sold	5,442,960	$57,786,464	7,363,485	$70,891,775
Issued in reinvestment of distributions	692,293	7,429,297	746,092	7,111,636
Redeemed	(8,886,041)	(94,682,149)	(10,111,116)	(94,684,983)
	(2,750,788)	(29,466,388)	(2,001,539)	(16,681,572)
Class II/Shares Authorized	350,000,000		350,000,000
Sold	4,179,660	44,656,705	5,753,610	55,002,784
Issued in reinvestment of distributions	671,552	7,210,808	722,088	6,891,085
Redeemed	(8,225,920)	(87,810,125)	(6,255,426)	(57,989,516)
	(3,374,708)	(35,942,612)	220,272	3,904,353
Net increase (decrease)	(6,125,496)	$(65,409,000)	(1,781,267)	$(12,777,219)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$882,628,710	$37,989,227	—
Temporary Cash Investments	21,524	26,444,637	—
	$882,650,234	$64,433,864	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$9,160	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$415,574	—

19

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $28,197,296.

The value of foreign currency risk derivative instruments as of December 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $9,160 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $415,574 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(1,721,166) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(235,927) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$14,820,854	$14,179,518
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$813,225,248
Gross tax appreciation of investments	$179,770,875
Gross tax depreciation of investments	(45,912,025)
Net tax appreciation (depreciation) of investments	133,858,850
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	2,764
Net tax appreciation (depreciation)	$133,861,614
Undistributed ordinary income	$730,986
Post-October capital loss deferral	$(1,990,258)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2017	$10.48	0.18	0.73	0.91	(0.18)	$11.21	8.75%	0.80%	0.97%	1.71%	1.54%	30%	$462,812
2016	$8.85	0.17	1.62	1.79	(0.16)	$10.48	20.48%	0.81%	0.98%	1.77%	1.60%	46%	$461,586
2015	$9.41	0.18	(0.54)	(0.36)	(0.20)	$8.85	(3.88)%	0.80%	0.97%	1.96%	1.79%	47%	$407,398
2014	$8.45	0.15	0.95	1.10	(0.14)	$9.41	13.08%	0.84%	0.96%	1.66%	1.54%	44%	$453,412
2013	$6.52	0.14	1.92	2.06	(0.13)	$8.45	31.73%	0.88%	0.97%	1.79%	1.70%	51%	$430,392
Class II
2017	$10.49	0.17	0.72	0.89	(0.16)	$11.22	8.58%	0.95%	1.12%	1.56%	1.39%	30%	$485,136
2016	$8.86	0.15	1.63	1.78	(0.15)	$10.49	20.28%	0.96%	1.13%	1.62%	1.45%	46%	$489,026
2015	$9.42	0.17	(0.55)	(0.38)	(0.18)	$8.86	(4.02)%	0.95%	1.12%	1.81%	1.64%	47%	$410,920
2014	$8.46	0.13	0.95	1.08	(0.12)	$9.42	12.89%	0.99%	1.11%	1.51%	1.39%	44%	$449,906
2013	$6.53	0.12	1.92	2.04	(0.11)	$8.46	31.48%	1.03%	1.12%	1.64%	1.55%	51%	$508,757

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund, one of the portfolios constituting the American Century Variable Portfolios, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Kansas City, Missouri
February 12, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$3,351,561,632	$116,688,349
Barry Fink	$3,347,412,874	$120,837,107
Jan M. Lewis	$3,352,360,806	$115,889,175
Stephen E. Yates	$3,350,865,489	$117,384,492
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $14,820,854, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2017 as qualified for the corporate dividends received deduction.

27

Notes

28

Contact Us	americancentury.com
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American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91440 1802

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten, Andrea C. Hall and Jan M. Lewis are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2016:    $199,800
FY 2017:    $208,100

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2016:    $829,350
FY 2017:    $104,750

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 22, 2018

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	February 22, 2018